                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2)
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[x] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       The Charles Schwab Family of Funds
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement., if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:

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         2) Aggregate number of securities to which transaction applies:

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         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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         4) Proposed maximum aggregate value of transaction:

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[ ]      Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)  Amount Previously Paid:
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         2)  Form, Schedule or Registration Statement No.:
                                                          ---------------------

         3)  Filing Party:
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         4)  Date Filed:
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

March 21, 2000


SCHWABFUNDS(R)
Shareholder Proxy










YOUR VOTE IS IMPORTANT!
PLEASE READ AND RESPOND TODAY.
See inside for information about
proposals that affect your
SchwabFunds investment.

                                                             Shareholder message


        SCHWABFUNDS(R)
        Shareholder Proxy

   3    Shareholder message

   4    About the proposals

        An overview of the three proposals that shareholders are voting on and how the funds would be affected.

   7    Notice of special meeting

        The official notice of the shareholder meeting associated with this proxy.

   8    Proxy statement

        A more detailed discussion of all three proposals and additional information.
        11 Proposal 1: Election of trustees
        14 Proposal 2: Changes in investment policies
        29 Proposal 3: Changes in fund objectives


  33    Appendix

        The current and proposed fundamental
        investment policies for each fund that
        would be affected by Proposals 2 or 3.
        A-1     Schwab Equity Funds
        A-13    Schwab Bond Funds
        A-19    Schwab Money Funds

A special meeting of shareholders of all SchwabFunds(R) will take place on June 1, 2000, and we're asking for your participation.

You don't need to attend the meeting to participate. But it's important that you take a few minutes to read the enclosed material and vote your shares. You can vote by internet, by phone or by mailing the enclosed proxy voting card(s) in the postage-paid envelope.

Every SchwabFund has at least one proposal up for a vote. Shareholders of all funds are being asked to vote for trustees, including candidates to fill new seats for additional independent trustees. In addition, some funds have proposals that are intended to help them increase their management efficiency by granting them additional investment flexibility. The trustees, including myself, believe these proposals are in the best interests of the shareholders, and we recommend a vote FOR each of them.

No matter how many shares you own, your vote is important. A proxy solicitor, D.F. King & Co., has been retained to make follow-up phone calls as may be necessary on behalf of the funds. But your prompt response will help reduce proxy costs -- which are paid for by the funds and their shareholders -- and will also mean that you can avoid receiving follow-up phone calls or mailings. Voting by internet or phone lowers proxy costs even further.

All of us thank you for your attention to this important matter, and we promise to continue to work hard to help you achieve your financial goals.

                                                     Sincerely,

                                                     Charles R. Schwab, Chairman
                                                     SchwabFunds


                                                           SHAREHOLDER MESSAGE 3

WHAT ARE SHAREHOLDERS VOTING ON?

The funds are asking shareholders to vote on two types of proposals:

- TO ELECT TRUSTEES. In this election, most of the nominees are current SchwabFunds(R) trustees who are up for re-election. Four are first-time nominees. Three of the four would fill newly created seats for independent trustees.

- TO CONSIDER CHANGING OR ELIMINATING CERTAIN INVESTMENT POLICIES (NOT FOR ALL FUNDS). These policies currently are fundamental policies, meaning that they cannot be changed without shareholder approval. The main reason for these proposed changes is to allow the funds a degree of strategic flexibility for potentially more effective -- and more competitive -- investment management practices.

These pages tell you more about the proposals and explain the main reasons that the trustees believe the proposals are in the best interests of shareholders.

If any other proposals are brought before the special meeting in an appropriate fashion, these may be voted on as well. As of the time this document was prepared, the trustees were not aware of any other proposals.


WHY ARE THE TRUSTEES INCREASING THE NUMBER OF INDEPENDENT BOARD MEMBERS?

The Board of Trustees is responsible for protecting the interests of the funds' shareholders. The Board meets regularly to review the funds' activities, contractual arrangements and performance. SchwabFunds agrees that independent trustees play an important role in fulfilling this responsibility.

SchwabFunds is not alone in holding this view. Recently, the Securities and Exchange Commission (SEC), the main federal body that regulates mutual funds, announced a series of proposed amendments to existing laws that govern the role of independent trustees of mutual funds. Their proposal would require that a majority of trustees be independent (the current requirement is 40%), and would encourage boards to make independent trustees a super-majority (two-thirds majority). The trustees of the SchwabFunds agree that a super-majority is in the best interests of shareholders, and have voted to create three new seats, which, if approved by shareholders, will give independent trustees more than a two-thirds majority.


The information on these pages is only a summary. Before you vote, please read the proxy statement, which starts on page 8.

It's important to vote as soon as you can. That way, the funds -- and their shareholders -- won't have to bear the costs of additional solicitations.




ABOUT THE PROPOSALS 4

WHO WOULD THE NEW TRUSTEES BE?

The SchwabFunds(R) trustees set the number of seats on the board and present nominees to the shareholders, who then vote on them. The current trustees nominated the candidates who are up for election and urge you to vote for all of them. This proposal affects all SchwabFunds. To find out more, including information on each nominee, see Proposal 1 in the full proxy statement.


DO THE PROPOSED POLICY CHANGES AFFECT MY FUND AND, IF SO, HOW?

Many of the funds have NO PROPOSED POLICY CHANGES. The table on the next page shows which funds would be affected by proposed policy changes (Proposals 2 and 3 in the full proxy statement), and which funds would be affected by which types of changes. If your fund is among those with proposed policy changes, you should read the questions below and their corresponding proposals in the full proxy statement. There are two types of proposed policy changes: changes to fundamental investment policies (Proposal 2), and changes to investment objectives (Proposal 3).


WHAT ARE THE REASONS FOR THE PROPOSED CHANGES IN FUNDAMENTAL POLICIES (PROPOSAL
2)?

Some of the funds' policies reflect government regulations that no longer exist. In other cases, limitations are more stringent than current government regulations require. SchwabFunds believes the proposed changes in investment policies will benefit shareholders by allowing funds to adapt more quickly to future changes in investment opportunities.

The funds' trustees believe that it would benefit shareholders if SchwabFunds updated their fundamental investment policies.


WHAT ARE THE REASONS FOR THE PROPOSED CHANGES IN INVESTMENT OBJECTIVES (PROPOSAL
3)?

By approving new investment objectives that require a fund simply to track its target sector using an indexing strategy -- without naming the index specifically or including any other index criteria -- the funds will have the flexibility necessary to more accurately capture the returns of their market sector without the cost and delay of future shareholder meetings.

This increased flexibility could be important in a number of situations. For example, the Schwab Small-Cap Index Fund currently tracks the Schwab Small Cap Index(R), which consists of the second-largest 1,000 U.S. stocks (as measured by market capitalization). However, this universe of stocks may not always be the best barometer of the small-cap U.S. stock sector and, in the future, could lack the typical characteristics of small-cap stocks, e.g., higher potential for long-term growth. If this were to happen, the benchmark index might need to be materially modified or the fund might need to select a different benchmark index in order to continue to accurately track the small-cap sector of the U.S. stock market.

To avoid such a situation in the future, the funds' trustees believe that it would benefit shareholders if the two funds amended their investment objectives.




None of the proposed changes will lower the standards for credit quality that a fund's investments must meet.




                                                           ABOUT THE PROPOSALS 5

                                                           PROPOSED CHANGES IN    PROPOSED CHANGES IN
                                                               POLICIES              OBJECTIVES
SCHWABFUNDS(R)                                                (PROPOSAL 2)           (PROPOSAL 3)

 SCHWAB EQUITY FUNDS
-----------------------------------------------------------------------------------------------------
   Analytics Fund(R)                                                -
   Institutional Select(TM) Large-Cap Value Index Fund
   Institutional Select(TM) S&P 500 Fund
   Institutional Select(TM) Small-Cap Value Index Fund
   MarketManager Balanced Portfolio MarketManager Growth
   Portfolio MarketManager International Portfolio                  -
   MarketManager Small Cap Portfolio
   MarketTrack All Equity Portfolio
   MarketTrack Balanced Portfolio                                   -
   MarketTrack Conservative Portfolio                               -
   MarketTrack Growth Portfolio                                     -
   S&P 500 Fund                                                     -
   Schwab 1000 Fund(R)                                              -
   Schwab International Index Fund(R)                               -                      -
   Schwab Small-Cap Index Fund(R)                                   -                      -
   Schwab Total Stock Market Index Fund(TM)


SCHWAB BOND FUNDS
-----------------------------------------------------------------------------------------------------
   California Long-Term Tax-Free Bond Fund                          -
   California Short/Intermediate Tax-Free Bond Fund                 -
   Long-Term Tax-Free Bond Fund                                     -
   Short/Intermediate Tax-Free Bond Fund                            -
   Short-Term Bond Market Index Fund                                -
   Total Bond Market Index Fund(TM)                                 -
   YieldPlus Fund(TM)


SCHWAB MONEY FUNDS
-----------------------------------------------------------------------------------------------------
   California Municipal Money Fund                                  -
   Florida Municipal Money Fund
   Government Cash Reserves Fund
   Government Money Fund                                            -
   Institutional Advantage Money Fund(R)                            -
   Money Market Fund                                                -
   Municipal Money Fund                                             -
   New Jersey Municipal Money Fund
   New York Municipal Money Fund                                    -
   Pennsylvania Municipal Money Fund
   Retirement Money Fund(R)                                         -
   U.S. Treasury Money Fund                                         -
   Value Advantage Money Fund(R)                                    -


HOW TO VOTE
YOUR SHARES

Voting your shares is easy and doesn't have to take long. Use any of the following options -- and remember that VOTING BY INTERNET OR PHONE WILL HELP LOWER FUND EXPENSES. For internet and touch tone phone voting, you'll need the 12-digit number(s) on your enclosed proxy voting card(s).

-    BY INTERNET: go to www.proxyvote.com and follow the instructions

- BY TOUCH TONE PHONE: call toll-free 800-690-6903 and follow the recorded instructions

- BY MAIL: mark your votes on the enclosed proxy card(s), sign and date, and mail using the postage-paid envelope provided

Remember: if you vote by internet or phone, do not mail in your proxy card(s). Please make sure you vote all the enclosed proxy card(s).

Questions on any part of this document? Call our proxy solicitor, D.F. King, at 800-431-9633.




6 ABOUT THE PROPOSALS

NOTICE OF SPECIAL MEETING


To shareholders of all SchwabFunds(R): Notice is hereby given that a special meeting of shareholders of all SchwabFunds will be held at the A.P. Giannini Auditorium, 555 California Street, Concourse Level, San Francisco, California 94104-1502 on June 1, 2000 beginning at 10:00 a.m. Pacific time for the following purposes:

1. To elect trustees of each fund to hold office until their successors are duly elected and qualified;

2. To eliminate, reclassify or amend certain fundamental investment policies and restrictions;

3. To amend fundamental investment objectives of certain funds; and

4. To transact such other business as may properly come before the meeting or any adjournments thereof.

The close of business on March 3, 2000 was fixed as the record date for determining which shareholders are entitled to notice of the meeting and any adjournments thereof and are entitled to vote.

                                 By order of the Board of Trustees,



                                 FRANCES COLE
                                 Secretary
                                 March 21, 2000


                                                                MEETING NOTICE 7

PROXY STATEMENT

INTRODUCTION

PURPOSE OF THIS DOCUMENT

This proxy statement is being furnished to shareholders of each SchwabFunds(R) mutual fund, in connection with the solicitation of proxies by and on behalf of the Board of Trustees for use at each fund's meeting. The meetings will be held at the A.P. Giannini Auditorium, 555 California Street, Concourse Level, San Francisco, California 94104-1502, on June 1, 2000, beginning at 10:00 a.m. Pacific time. This proxy statement is first being mailed to shareholders on or about March 21, 2000.


WHO MAY VOTE

The Board of Trustees has fixed the record date as the close of business on March 3, 2000. Only holders of shares of the funds at the close of business on the record date are entitled to notice of, and to vote at, the meetings. A chart on page 32 shows the number of issued and outstanding shares of each trust and fund entitled to vote.

The holder of each full share of a fund outstanding as of the close of business on the record date is entitled to one vote upon each matter properly submitted to the meetings, and a proportionate fractional vote for each fractional share held. Shareholders of a fund with more than one class of shares will vote in the aggregate on each of the proposals and any element thereof. Shareholders of a fund may vote by class or in the aggregate, as appropriate, on such other business as may properly come before the meeting as required by law, including the 1940 Act.


HOW TO VOTE

Shareholders are requested to vote by internet, phone or by returning the enclosed proxy cards. Voting by internet costs the funds less than if you vote by telephone or mail. Depending on the number of funds for which you are a shareholder and the number of accounts you have, you may receive more than one proxy card.

If you vote by mail, complete, date, sign and promptly return the enclosed proxy cards in the accompanying envelope. If you properly execute and return your proxy cards prior to the meeting, your shares will be voted in accordance with the instructions marked on the proxy cards. If no instructions are marked on the proxy cards, the proxies will be voted FOR the proposals described in this proxy statement and in the discretion of the persons named as proxies in connection with any other matter that may properly come before the meeting.

You may revoke your proxy at any time prior to its exercise by voting in person at the meeting or by submitting, before the meeting, written notice of revocation or a later-dated proxy.


QUORUM AND VOTING REQUIREMENTS

In order to take action on any proposal (or element of a proposal), a "quorum" or a majority of the shares entitled to vote on that proposal must be present in person or by proxy.

To be elected, each nominee must receive the affirmative vote of the holders of a plurality of the outstanding voting shares of each trust. This means that the ten (10) nominees receiving the highest number of affirmative votes cast at the meeting will be elected, as long as the votes FOR each nominee exceed the votes AGAINST each nominee. Approval of each element of Proposals 2 and 3, applicable to a fund, requires the favorable vote of a majority of outstanding voting shares of a fund as defined by the 1940 Act. A majority of outstanding shares of a fund is the lesser of (i) 67% or more of the shares represented at the meeting, if more than 50% of the outstanding voting shares of the fund are represented at the meeting, or (ii) more than 50% of the outstanding voting shares of the fund.

The table on the page 10 lists each fund and the proposals bearing on it.




PROXY STATEMENT FOR SPECIAL MEETINGS OF SHAREHOLDERS OF THE FUNDS TO BE HELD ON JUNE 1, 2000

The Charles Schwab
Family of Funds
Schwab Investments
Schwab Capital Trust
101 Montgomery Street
San Francisco, CA 94104



8 PROXY STATEMENT

OTHER VOTING-RELATED ISSUES

If a quorum is not present at a meeting, or if sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of such meeting to permit further solicitation of proxies. Any adjournment(s) of a meeting will require the affirmative vote of a majority of those shares of the funds of the trust present at the meeting in person or by proxy.

A shareholder vote may be taken on any other matter to come properly before the meeting prior to such adjournment(s) if sufficient votes to approve such matters have been received and such vote is otherwise appropriate. The Board of Trustees does not presently know of any matter to be considered at the meeting other than the matters described in the Notice of Special Meeting accompanying this proxy statement.

Abstentions and broker "non-votes" (i.e., proxies received from brokers or nominees indicating that they have not received instructions from the beneficial owner or other person entitled to vote shares) will be counted as shares that are present for purposes of determining the presence of a quorum, but will have no effect on Proposal 1 and not be counted as votes FOR Proposals 2 and 3. Accordingly, abstentions and broker non-votes will have the effect of a vote AGAINST Proposals 2 and 3.


SOLICITATION OF PROXIES

Each fund has retained D.F. King & Co., Inc., a proxy solicitation firm, at an estimated total cost of $1.5 million, to assist in the solicitation of proxies. However, the exact cost will depend upon the amount and types of services rendered. Each fund will bear its pro rata share of costs of solicitation and expenses incurred in connection with preparing this proxy statement, including the cost of retaining a proxy solicitation firm. Each fund also will reimburse certain parties for their expenses in forwarding proxy materials to beneficial owners of fund shares.

As described in the funds' prospectuses, the investment adviser and/or Schwab have guaranteed that the total operating expenses of some funds will not exceed a certain percentage of a fund's average daily net assets through a specified period of time. For purposes of the guarantee, total operating expenses do not include interest, taxes, brokerage commissions and extraordinary expenses. As extraordinary expenses, expenses related to this proxy solicitation will be excluded from the calculations of each fund's total operating expenses for purposes of the investment adviser's and Schwab's guarantee.

In addition to the solicitation of proxies by mail, officers of the trusts, officers and employees of the investment adviser and Schwab, the funds' distributor, transfer agent and shareholder servicing agent, also may solicit proxies electronically, by telephone, by fax, in person or by other means.


Additional information about the funds and their operations may be found throughout the proxy statement.



DEFINITIONS OF SOME TERMS USED IN THIS PROXY

BOARD OR BOARD OF TRUSTEES -- The board of trustees for each trust. The term is used in the singular because the board for each trust and fund is comprised of the same individuals.

CAPITAL TRUST - Schwab Capital Trust, a Massachusetts business trust.

FAMILY OF FUNDS - The Charles Schwab Family of Funds, a Massachusetts business trust.

FUND COMPLEX - the trusts, plus Schwab Annuity Portfolios, a Massachusetts business trust.

INDEPENDENT TRUSTEES - Those trustees of a fund who, under the 1940 Act, are not considered an "interested person" of the fund.

INVESTMENT ADVISER - Charles Schwab Investment Management, Inc.

INVESTMENTS - Schwab Investments, a Massachusetts business trust.

MEETING - A trust's Special Meeting of Shareholders of the Funds and any adjournment(s) thereof.

MEETINGS - The meetings of any two or all three trusts.

1940 ACT - The Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

NOMINEE - An individual nominated for election or re-election to the Board of Trustees.

PLAN - A trust's deferred compensation plan for its trustees.

POLICIES - The investment objectives, policies and restrictions described in a fund's prospectus and statement of additional information.

PROPOSAL - One of the three proposals described in the proxy statement.

PROPOSALS - The three proposals described in the proxy statement.

PROXY STATEMENT - The proxy statement itself, not including supplemental material.

RECORD DATE - The date for determining which fund shareholders are entitled to notice of, and to vote at, a meeting and any adjournment(s) thereof.

SCHWAB - Charles Schwab & Co., Inc.

SCHWABFUNDS(R) - All funds in the trusts.

SEC - The Securities and Exchange Commission.

TRUST - Capital Trust, Family of Funds or Investments.

TRUSTEE - A member of the Board of Trustees.

TRUSTS - Any two or all three trusts.



                                                               PROXY STATEMENT 9

                                                                    ELECTION OF     PROPOSED CHANGES IN   PROPOSED CHANGES IN
                                                                     TRUSTEES            POLICIES             OBJECTIVES
SCHWABFUNDS                                                        (PROPOSAL 1)        (PROPOSAL 2)          (PROPOSAL 3)
 SCHWAB EQUITY FUNDS
-----------------------------------------------------------------------------------------------------------------------------
    Analytics Fund(R)                                                     -           C, D, I-K                 -
    Institutional Select(TM) Large-Cap Value Index Fund                   -            -                        -
    Institutional Select(TM) S&P 500 Fund                                 -            -                        -
    Institutional Select(TM) Small-Cap Value Index Fund                   -            -                        -
    MarketManager Balanced Portfolio                                      -            -                        -
    MarketManager Growth Portfolio                                        -            -                        -
    MarketManager International Portfolio                                 -           C, D, I-K                 -
    MarketManager Small Cap Portfolio                                     -            -                        -
    MarketTrack All Equity Portfolio                                      -            -                        -
    MarketTrack Balanced Portfolio                                        -           C, D, F, H-L              -
    MarketTrack Conservative Portfolio                                    -           C, D, F, H-L              -
    MarketTrack  Growth Portfolio                                         -           C, D, F, H-L              -
    S&P 500 Fund                                                          -           C, D, F, H-L              -
    Schwab 1000 Fund(R)                                                   -           C, D, F, H-L              -
    Schwab International Index Fund(R)                                    -           C, D, F, H-L              B
    Schwab Small-Cap Index Fund(R)                                        -           C, D, F, H-L              A
    Schwab Total Stock Market Index Fund(TM)                              -            -                        -


 SCHWAB BOND FUNDS
-----------------------------------------------------------------------------------------------------------------------------
    California Long-Term Tax-Free Bond Fund                               -           C, F, H-L, N              -
    California Short/Intermediate Tax-Free Bond Fund                      -           C, F, H-L, N              -
    Long-Term Tax-Free Bond Fund                                          -           C, F, H-L, N              -
    Short/Intermediate Tax-Free Bond Fund                                 -           C, F, H-L, N              -
    Short-Term Bond Market Index Fund(TM)                                 -           D, L                      -
    Total Bond Market Index Fund                                          -           D, L                      -
    YieldPlus Fund(TM)                                                    -            -                        -


 SCHWAB MONEY FUNDS
-----------------------------------------------------------------------------------------------------------------------------
    California Municipal Money Fund                                       -           F, H-N                    -
    Florida Municipal Money Fund                                          -            -                        -
    Government Cash Reserves Fund                                         -            -                        -
    Government Money Fund                                                 -           A-M                       -
    Institutional Advantage Money Fund(R)                                 -           C-M                       -
    Money Market Fund                                                     -           A-M                       -
    Municipal Money Fund                                                  -           F, H-M                    -
    New Jersey Municipal Money Fund                                       -            -                        -
    New York Municipal Money Fund                                         -           F, H-N                    -
    Pennsylvania Municipal Money Fund                                     -            -                        -
    Retirement Money Fund(R)                                              -           C-M                       -
    U.S. Treasury Money Fund                                              -           B-D, I-L                  -
    Value Advantage Money Fund(R)                                         -           C, I-K                    -

10 PROXY STATEMENT

PROPOSAL 1

ELECTION OF TRUSTEES

It is proposed that shareholders of each trust elect ten (10) nominees to serve as trustees, each to hold office until a successor is elected and qualified. Six of the nominees currently serve as trustees and it is proposed that they be reelected. It also is proposed that four nominees who have not previously served as trustees be elected, and, if elected, begin serving as trustees as soon as practicable. The persons named in the accompanying proxies intend to vote for the election of the persons listed below unless shareholders indicate on their proxy cards their desire to withhold authority to vote for elections to office.

Each nominee has consented to being named in this proxy statement and has agreed to serve as a trustee if elected. The Board of Trustees does not know of any reason why any nominee would be unable or unwilling to serve as a trustee, but if any nominee should become unable to serve prior to the meeting, the proxy holders reserve the right to vote for another person of their choice as nominee or nominees.


INFORMATION ABOUT THE NOMINEES

The table on the next page shows basic information about each nominee. Except for Mariann Byerwalter, Jeremiah H. Chafkin, William A. Hasler, and Gerald B. Smith, each nominee currently serves as a trustee of each trust. For purposes of their duties as trustees, the address of each individual listed below is 101 Montgomery Street, San Francisco, California 94104.



This table shows the number of shares of each fund beneficially owned by each nominee as of March 10, 2000. In cases where the amount owned in any class of a fund is more than 1% of the fund's or class' assets, as applicable, the percentage owned is also noted.



NOMINEE                    FUND                                         SHARES (%)*
--------------------------------------------------------------------------------------
MARIANN BYERWALTER     Schwab 1000 Fund                                    1,965
                       Money Market fund                                   2,397

JEREMIAH H. CHAFKIN    MarketManager
                        International Portfolio                            5,681
                       MarketManager Small
                        Cap Portfolio                                      7,812
                       S&P 500 Fund                                        4,415
                       California Municipal
                        Money Fund                                        12,413
                       Government Cash
                        Reserves Fund                                    301,702

DONALD F. DORWARD      MarketTrack Growth Portfolio                        2,105
                       Schwab 1000 Fund                                    1,158
                       Money Market Fund                                     745

WILLIAM A. HASLER      Money Market Fund                                 102,000

ROBERT G. HOLMES       Schwab 1000 Fund                                    1,909
                       Money Market Fund                                     331
                       Value Advantage Money Fund                      1,016,608

STEVEN L. SCHEID       Analytics Fund                                      2,027
                       Schwab International
                        Index Fund                                         4,719
                       YieldPlus Fund                                     62,532
                       California Municipal
                        Money Fund                                       804,017
                       Government Cash
                        Reserves Fund                                     20,589
                       Money Market Fund                                  37,282

CHARLES R. SCHWAB      Analytics Fund                                     10,471
                       MarketManager International
                        Portfolio                                        350,095(2.9%)
                       MarketManager Small
                        Cap Portfolio                                     12,433

NOMINEE                    FUND                                         SHARES (%)*
--------------------------------------------------------------------------------------

                       MarketTrack All Equity
                        Portfolio                                         11,445
                       MarketTrack Balanced
                        Portfolio                                         28,170
                       MarketTrack Conservative
                        Portfolio                                         33,840
                       MarketTrack Growth Portfolio                      129,038
                       S&P 500 Fund                                        7,930
                       Schwab 1000 Fund                                  283,348
                       Schwab International
                        Index Fund                                       272,754
                       Schwab Small-Cap Index Fund                        61,881
                       Short-Term Bond Market
                        Index Fund                                     2,526,050(11%)
                       YieldPlus Fund                                    270,000(1.5%)
                       California Municipal
                        Money Fund                                        87,130
                       Government Cash Reserves
                        Fund                                           4,173,143(1.8%)
                       Money Market Fund                                 309,101
                       U.S. Treasury Money Fund                          380,000
                       Value Advantage Money
                        Fund                                          96,788,905

GERALD B. SMITH        Money Market Fund                                 212,291
                       Municipal Money Fund                               69,064

DONALD R. STEPHENS     Money Market Fund                                   2,414
                       Value Advantage Money Fund                      1,081,055

MICHAEL W. WILSEY      Analytics Fund                                      1,356
                       S&P 500 Fund                                      150,077
                       Money Market Fund                                      18
                       Value Advantage Money Fund                      2,154,581


* The trusts have no knowledge as to whether any nominee has the right to acquire beneficial ownership of shares of any class of a fund.

Unless otherwise noted, each nominee owns less than 1% of the outstanding shares of each fund.


                                                              PROXY STATEMENT 11

                             TRUSTEE
 NAME/BIRTHDATE              SINCE                         PRINCIPAL OCCUPATION
---------------------------------------------------------------------------------------------------------------------------
 MARIANN BYERWALTER         First-time                  Vice President for Business Affairs and Chief Financial Officer,
 August 13, 1960            nominee                     Stanford University (higher education). Prior to February 1996,
                                                        Ms. Byerwalter was Chief Financial Officer of Eureka Bank
                                                        (savings and loans) and Chief Financial Officer and Chief
                                                        Operating Officer of America First Eureka Holdings, Inc. (holding company). Ms. Byerwalter also is on the Board of Directors of
                                                        America First Companies, Omaha, NE (venture capital/fund
                                                        management) and Redwood Trust, Inc. (mortgage finance).

 JEREMIAH H. CHAFKIN*       First-time                  Executive Vice President, SchwabFunds(R), Charles Schwab & Co.,
 May 5, 1959                nominee                     Inc.; President and Chief Operating Officer, Charles Schwab
                                                        Investment Management, Inc. Prior to November 1999, Mr. Chafkin
                                                        was a Senior Managing Director for Bankers Trust Company.


 DONALD F. DORWARD          1989 -                      Chief Executive Officer, Dorward & Associates. From 1996 to 1999,
 September 23, 1931         Family of Funds             Mr. Dorward was Executive Vice President and Managing Director,
                            1991 -                      Grey Advertising. From 1990 to 1996, Mr. Dorward was President
                            Investments                 and Chief Executive Officer, Dorward & Associates (advertising
                            1993 -                      and marketing/consulting firm). Trustee of Schwab Annuity
                            Capital Trust               Portfolios since 1994.


 WILLIAM A. HASLER          First-time                  Co-Chief Executive Officer, Aphton Corporation
 November 22, 1941          nominee                     (bio-pharmaceuticals). Prior to August 1998, Mr. Hasler was Dean of the Haas School of Business at the University of California,
                                                        Berkeley (higher education). Mr. Hasler also is on the Board of
                                                        Directors of Solectron Corporation (manufacturing), Tenera, Inc.
                                                        (services and software), Airlease Ltd. (aircraft leasing) and
                                                        Mission West Properties (commercial real estate).

 ROBERT G. HOLMES           1989 -                      Chairman, Chief Executive Officer and Director, Semloh Financial,
 May 15, 1931               Family of Funds             Inc. (international financial services and investment advisory
                            1991 -                      firm). Trustee of Schwab Annuity Portfolios since 1994.
                            Investments
                            1993 -
                            Capital Trust

 STEVEN L. SCHEID*          1998 -                      Vice Chairman and Executive Vice President, The Charles Schwab
 June 28, 1953              Family of Funds             Corporation; Director, Vice Chairman and Enterprise President -
                            1998 -                      Financial Products and Services, Charles Schwab & Co., Inc.;
                            Investments                 Chief Executive Officer, Chief Financial Officer and Director,
                            1998 -                      Charles Schwab Investment Management, Inc. From 1994 to 1996, Mr
                            Capital Trust               Scheid was Executive Vice President of Finance for First
                                                        Interstate Bancorp and Principal Financial Officer from 1995 to
                                                        1996. Prior to 1994, Mr. Scheid was Chief Financial Officer,
                                                        First Interstate Bank of Texas. Trustee of Schwab Annuity
                                                        Portfolios since 1998.




 CHARLES R. SCHWAB*         1989 -                      Chairman, Co-Chief Executive Officer and Director, The Charles
 July 29, 1937              Family of Funds             Schwab Corporation; Chairman, Chief Executive Officer and
                            1991 -                      Director, Charles Schwab Holdings, Inc.; Chairman and Director,
                            Investments                 Charles Schwab & Co., Inc., Charles Schwab Investment Management,
                            1993 -                      Inc., The Charles Schwab Trust Company and Schwab Retirement Plan
                            Capital Trust               Services, Inc.; Chairman and Director (current board positions), and Chairman (officer position) until December 1995, Mayer &
                                                        Schweitzer, Inc. (a securities brokerage subsidiary of The
                                                        Charles Schwab Corporation); Director; The Gap, Inc. (a clothing retailer), Audiobase, Inc. (a financial services organization),
                                                        Vodaphone AirTouch plc (a telecommunications company) and Siebel
                                                        Systems (a software company). Trustee of Schwab Annuity
                                                        Portfolios since 1994.


 GERALD B. SMITH            First-time                  Chairman and Chief Executive Officer, Smith Graham & Co.
 September 28, 1950         nominee                     (investment management). Mr. Smith also is on the Board of
                                                        Directors of Pennzoil-Quaker State Company (automotive).


DONALD R. STEPHENS          1989 -                      Managing Partner, D.R. Stephens & Company (investments) and
 June 28, 1938              Family of Funds             Chairman and Chief Executive Officer of North American Trust (a
                            1991 -                      real estate investment trust). Trustee of Schwab Annuity
                            Investments                 Portfolios since 1994.
                            1993 -
                            Capital Trust

 MICHAEL W. WILSEY          1989 -                      Chairman and Chief Executive Officer, Wilsey Bennett, Inc. (truck
 August 18, 1943            Family of Funds             and air transportation, real estate investment and management,
                            1991 -                      and investments). Trustee of Schwab Annuity Portfolios since
                            Investments                 1994.
                            1993 -
                            Capital Trust

* Denotes an "interested person" of the trusts as defined in the 1940 Act. In addition to their positions with the investment adviser and distributor, Messrs. Chafkin, Scheid and Schwab also own stock of The Charles Schwab Corporation, a publicly traded company that is the parent of the investment adviser and distributor. Because of the amount of his stock ownership, Mr. Schwab may be deemed to control The Charles Schwab Corporation.


The Board of Trustees recommends that you vote FOR each nominee.



12 PROXY STATEMENT

TRUSTEE ACTIVITIES AND COMPENSATION
MEETINGS AND COMMITTEES: During each fund's most recent full fiscal year, the Board of Trustees met six times on behalf of Family of Funds, and five times on behalf of Capital Trust and Investments. In each such fiscal year, each trustee, except Mr. Schwab, attended at least 80% of those meetings.

Each trust has an Audit/Portfolio Compliance Committee, which is comprised of all of the independent trustees. The Audit/Portfolio Compliance Committee reviews financial statements and other audit-related matters for the trust; it does this at least quarterly and, if necessary, more frequently. The Audit/Portfolio Compliance Committee met four times during each fund's most recent full fiscal year. In each such year, each member attended at least 75% of those meetings.

Each trust also has a Nominating Committee, which is comprised of the independent trustees, which meets as often as deemed appropriate by the Nominating Committee for the primary purpose of nominating persons to serve as a member of the Board of Trustees. The Nominating Committee did not meet during each fund's most recent fiscal year. The Nominating Committee will not consider nominees recommended by shareholders.

None of the trusts has a standing compensation committee or any committee performing similar functions.



COMPENSATION OF TRUSTEES, OFFICERS, AND OTHERS: Trustees and officers of the trusts who are also "interested persons" of such trusts receive no compensation from the trusts. However, each independent trustee currently receives a quarterly fee of $21,650 from the fund complex, and an additional $5,000 from the fund complex for each regular meeting of the Board of Trustees and each meeting of the Audit/Portfolio Compliance Committee attended, and is reimbursed for all reasonable out-of-pocket expenses. Each independent trustee also receives $1,000 from the fund complex for each special meeting attended with a duration of more than two hours, and is reimbursed for all reasonable out-of-pocket expenses. The compensation paid to current trustees from each trust and the fund complex is shown in the table below.

The trusts have no bonus, pension, profit sharing or retirement plans, although pursuant to exemptive relief received from the SEC, each trust may enter into a deferred compensation plan with the independent trustees. However, as of the date of this proxy statement, none of the independent trustees has elected to participate in the plan. If an independent trustee elects to participate in the plan, deferred fees will be credited to an account established by the trust as of the date that such fees would have been paid to the trustee. The value of this account will increase or decrease as if the fees credited to the account had been invested in the shares of SchwabFunds(R) selected by the trustee.


The election of each nominee requires the affirmative vote of the holders of a plurality of the outstanding voting shares of each trust.


                                                AGGREGATE COMPENSATION FROM THE TRUSTS
                                               Family of            Capital                                  TOTAL COMPENSATION
 NAME/POSITION                                  Funds(1)            Trust(2)           Investments(3)        FROM THE FUND COMPLEX
----------------------------------------------------------------------------------------------------------------------------------
DONALD F. DORWARD                             $ 66,100               $ 25,150               $ 25,150               $122,850
Trustee


ROBERT G. HOLMES                              $ 66,100               $ 25,150               $ 25,150               $122,850
Trustee


WILLIAM J. KLIPP 4                            $      0               $      0               $      0               $      0
Trustee


STEVEN L. SCHEID                              $      0               $      0               $      0               $      0
Trustee and President


CHARLES R. SCHWAB                             $      0               $      0               $      0               $      0
Trustee; Chairman and
Chief Executive Officer


DONALD R. STEPHENS                            $ 66,100               $ 25,150               $ 25,150               $122,850
Trustee


MICHAEL W. WILSEY                             $ 60,100               $ 23,350               $ 23,350               $112,650
Trustee


1    Amounts are for the fiscal year ended December 31, 1999.

2    Amounts are for the fiscal year ended October 31, 1999.

3 Amounts are for the fiscal year ended August 31, 1999, except amounts for the Schwab 1000 Fund(R), which are for the fiscal year ended October 31, 1999.

4 Mr. Klipp departed Schwab in 1999 and is expected to resign from the Board of Trustees prior to the meetings.


                                                              PROXY STATEMENT 13

PROPOSAL 2

ELIMINATING, AMENDING OR RECLASSIFYING CERTAIN FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS


FUNDS AFFECTED

EQUITY FUNDS
--------------------------------------------------------------------------------
    Analytics Fund(R)
    MarketManager International Portfolio
    MarketTrack Balanced Portfolio
    MarketTrack Conservative Portfolio
    MarketTrack Growth Portfolio
    S&P 500 Fund
    Schwab 1000 Fund(R)
    Schwab International Index Fund(R)
    Schwab Small-Cap Index Fund(R)


BOND FUNDS
--------------------------------------------------------------------------------
    California Long-Term Tax-Free Bond Fund
    California Short/Intermediate Tax-Free Bond Fund
    Long-Term Tax-Free Bond Fund
    Short/Intermediate Tax-Free Bond Fund
    Short-Term Bond Market Index Fund
    Total Bond Market Index Fund(TM)


MONEY MARKET FUNDS
--------------------------------------------------------------------------------
    California Municipal Money Fund
    Government Money Fund
    Institutional Advantage Money Fund(R)
    Money Market Fund
    Municipal Money Fund
    New York Municipal Money Fund
    Retirement Money Fund(R)
    U.S. Treasury Money Fund
    Value Advantage Money Fund(R)


BACKGROUND

Each fund operates in accordance with the investment objectives, policies and restrictions described in its prospectus and statement of additional information.

The funds generally classify their policies as either "fundamental" or "non-fundamental." A fundamental policy may be changed only by shareholder vote, while non-fundamental policies may be changed by vote of a fund's Board of Trustees. The 1940 Act requires the funds to classify only certain policies as fundamental. With this proposal, the funds seek to modernize their fundamental policies by reclassifying as non-fundamental those policies that the 1940 Act doesn't require to be fundamental.

Since the time each fund was created, there have been a number of changes in the laws and regulations that govern the funds. First, significant federal legislation in 1996 pre-empted state regulation of all mutual funds. As a result, many investment policies previously imposed on the funds by various states are no longer required.

Second, significant changes to Rule 2a-7 under the 1940 Act, which governs the investments and operations of money market funds, took effect during the 1990s. Thus, many of the current fundamental policies of the money market funds predate the current requirements of Rule 2a-7 and are, in significant respects, more restrictive than Rule 2a-7 currently requires. In addition, new types of instruments have been developed, which the funds may not be permitted to invest in because of their outdated fundamental policies.

Recently, the investment adviser performed a comprehensive review of the funds' fundamental policies. Based on the recommendations of the investment adviser, the Board of Trustees has approved policy revisions that are designed to simplify and modernize those policies that are required to be fundamental, and eliminate or recharacterize as non-fundamental those policies that aren't required to be fundamental.

Approval of these changes by shareholders would allow the investment adviser greater flexibility to respond to a changing investment environment -- subject to the supervision of the Board of Trustees, and consistent with legal requirements. The Board of Trustees also believes that the proposed changes will enhance the investment adviser's ability to manage the funds' investment portfolios, such that your fund's investment opportunities, accordingly, may increase.




14 PROXY STATEMENT

In some cases the Board of Trustees recommends that fundamental policies be amended or eliminated completely. In other cases, the Board recommends amending or reclassifying policies as non-fundamental. Once converted to non-fundamental, a fund's policies may be changed without shareholder approval. If the Board decides in the future to change or eliminate a reclassified non-fundamental policy, the change would be disclosed in the funds' prospectus or statement of additional information, if required.

Each proposed change to a fund's fundamental policies recommended by the Board of Trustees is discussed in detail below. In order to help you understand the proposed changes, we have attached an Appendix at the end of this proxy statement. The Appendix shows the funds affected by Proposals 2 and 3, and a list of their current fundamental policies proposed to be replaced by new fundamental and/or non-fundamental policies or eliminated.


VOTING REQUIREMENTS

Approval of each element of Proposal 2 requires the favorable vote of a majority of outstanding voting shares of a fund as defined by the 1940 Act. Proposal 2 is separated into elements specific to each type of fundamental policy involved, e.g., maturity, borrowing, and concentration. YOU MAY VOTE FOR THE ELEMENTS OF PROPOSAL 2 APPLICABLE TO YOUR FUND EITHER AS A GROUP OR BY EACH ELEMENT. If you vote on the elements of Proposal 2 as a group, a fund will record your votes as having been cast FOR or AGAINST, according to your vote, each applicable element within the proposal. Alternatively, you may vote separately for or against each element of Proposal 2. If you return a proxy card with a vote on the entire proposal as a group and separate votes on specific elements of the proposal, your vote on the entire proposal as a group will control and be recorded as your intended vote.

If shareholders of a fund approve some, but not all, elements of Proposal 2, the fund will have a combination of certain current fundamental policies and certain new fundamental and/or non-fundamental policies. The funds intend to implement new policies after the meeting, as soon as practicable.

The Board of Trustees recommends that you vote FOR Proposal 2 and all its elements.




2A. PROPOSAL TO ELIMINATE FUNDAMENTAL POLICY MAKING ALL POLICIES FUNDAMENTAL

FUNDS AFFECTED

MONEY MARKET FUNDS
--------------------------------------------------------------------------------
    Government Money Fund
    Money Market Fund


POLICIES

Each fund adopted a fundamental policy at its inception requiring that all of its policies be fundamental. It is proposed that, for each fund above, the fundamental policy making all fund policies fundamental be eliminated. The Appendix shows each fund's current fundamental policy.


ANALYSIS

As described in the "Background" section, the 1940 Act requires only a limited number of fund policies to be fundamental. However, disclosure practices at the time these funds were created resulted in the adoption of more restrictive and more detailed fundamental policies than new funds of this type would adopt today. If all of the funds' policies remain fundamental, the funds will continue to be prohibited from taking advantage of new investment opportunities that are potentially beneficial to shareholders and available to other money funds.

If approved, this element of Proposal 2 would allow each fund to adopt non-fundamental policies, which the Board of Trustees could take appropriate and timely action to amend as necessary, without the expense and delay associated with a shareholder meeting, in the event that regulatory changes occur, or new types of investments become available. Accordingly, the Board of Trustees believes that eliminating this current fundamental policy is in the best interests of the funds and their shareholders.



                                                              PROXY STATEMENT 15

2B. PROPOSAL TO AMEND AND RECLASSIFY FUND POLICIES REGARDING MATURITY OF FUND INVESTMENTS

FUNDS AFFECTED

MONEY MARKET FUNDS
--------------------------------------------------------------------------------
    Government Money Fund
    Money Market Fund
    U.S. Treasury Money Fund


POLICIES

Each fund has a fundamental policy restricting the purchase of securities with remaining maturities in excess of a certain time. The U.S. Treasury Money Fund's fundamental policy restricts the purchase of securities issued or guaranteed by the U.S. government that mature in more than 397 days. For the other two funds, the policy restricts investment in securities that mature in more than 365 days.

It is proposed that the fundamental policy regarding maturity of fund investments be (i) for the Government Money Fund and Money Market Fund, amended to permit investment in securities that mature in not more than 397 days and reclassified as non-fundamental, and (ii) for the U.S. Treasury Money Fund, reclassified as a non-fundamental policy. The Appendix shows each fund's current fundamental policy and proposed non-fundamental policy regarding maturity of fund investments.

SHAREHOLDER REPORTS

Each fund will furnish, without charge, a copy of its most recent Annual Report and, if available, Semiannual Report, to any shareholder upon request. Shareholders desiring a copy of such reports should direct all written requests to the particular fund's trust at P.O. Box 7575, San Francisco, CA 94120-7575, or should call Schwab at 800-435-4000.


ANALYSIS

Since the time the Money Market Fund and Government Money Fund were created, amendments to Rule 2a-7 have extended the maximum permissible remaining maturity for money market fund investments to 397 days. This element of Proposal 2 seeks to reclassify the policy on maturity of investments of the Money Market Fund and Government Money Fund as non-fundamental, and extend it up to the maximum 397 days permitted under Rule 2a-7. These changes would make additional investment opportunities available to both funds and would increase the investment adviser's flexibility in managing the assets of each fund.

If approved, this element of Proposal 2 would allow the funds to invest in money market securities with remaining maturities of up to 397 days. Investing in instruments with longer maturities has the potential to increase each fund's yield. However, prices of securities with longer maturities tend to be more sensitive to changes in interest rates than prices of securities with shorter maturities. The Board of Trustees believes that the Government Money Fund and Money Market Fund and their shareholders would benefit from extending the maximum remaining maturity for fund investments to 397 days and by reclassifying their current fundamental policy regarding maturity of fund investments as non-fundamental.

The U.S. Treasury Money Fund's current fundamental policy is consistent with the limit currently imposed by Rule 2a-7 as to maturity of fund investments. Accordingly, the fund would continue to be managed in accordance with this policy even if it is reclassified as non-fundamental. However, approval of this element of Proposal 2 would allow the Board of Trustees to take appropriate and timely action to amend the policy in the future, without the expense and delay associated with a shareholder meeting, in the event that Rule 2a-7 is amended with respect to maturity of fund investments. The Board of Trustees believes this additional flexibility would benefit the fund and its shareholders.



16 PROXY STATEMENT

2C. PROPOSAL TO AMEND AND RECLASSIFY FUND POLICIES REGARDING BORROWING, LENDING, THE ISSUANCE OF SENIOR SECURITIES AND PLEDGING, MORTGAGING OR HYPOTHECATING FUND ASSETS

2Ci. PROPOSED CHANGES REGARDING BORROWING

FUNDS AFFECTED

EQUITY FUNDS
--------------------------------------------------------------------------------
    Analytics Fund(R)
    MarketManager International Portfolio
    MarketTrack Balanced Portfolio
    MarketTrack Conservative Portfolio
    MarketTrack Growth Portfolio
    S&P 500 Fund
    Schwab 1000 Fund(R)
    Schwab International Index Fund(R)
    Schwab Small-Cap Index Fund(R)


BOND FUNDS
--------------------------------------------------------------------------------
    California Long-Term Tax-Free Bond Fund
    California Short/Intermediate Tax-Free Bond Fund
    Long-Term Tax-Free Bond Fund
    Short/Intermediate Tax-Free Bond Fund


MONEY MARKET FUNDS
--------------------------------------------------------------------------------
    Government Money Fund
    Institutional Advantage Money Fund(R)
    Money Market Fund
    Retirement Money Fund(R)
    U.S. Treasury Money Fund


POLICIES
Each fund's current fundamental policy regarding borrowing is more restrictive than required by the 1940 Act. It is proposed, for each fund above, that the fundamental policy regarding borrowing be amended and reclassified as non-fundamental, and a new fundamental policy regarding borrowing be adopted. The Appendix shows each fund's current fundamental policy and proposed fundamental and non-fundamental policies regarding borrowing.

THE NEW FUNDAMENTAL POLICY ON BORROWING WOULD BE:
The fund may not borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

THE NEW NON-FUNDAMENTAL POLICY ON BORROWING WOULD BE: The fund may not borrow money except that the fund may (i) borrow money from banks and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days) and the fund will not purchase securities while borrowings represent more than 5% of its total assets.

ANALYSIS
The 1940 Act requires all mutual funds to adopt fundamental policies regarding borrowing. The 1940 Act presently limits each fund's ability to borrow more than one-third of the value of its total assets. Over time, the SEC has acknowledged the existence of new types of investment practices that technically may be considered borrowings, but that may be permissible investment practices for mutual funds.

Approval of this element of Proposal 2 would replace the funds' current fundamental policies regarding borrowing with a more flexible, standard fundamental borrowing policy. The Board of Trustees believes that this more flexible fundamental policy is in the best interests of the funds and their shareholders because it will allow the funds, subject to approval by the Board, to adapt to future developments in investment practices and changes in the governing laws and regulations without the delay and cost of a shareholder meeting.

At the same time, the funds would amend and reclassify their current fundamental policies so that they reflect the current borrowing practices permissible under the 1940 Act. The Board of Trustees believes that this non-fundamental borrowing policy is in the best interests of the funds and their shareholders because it would limit the funds only as required by the 1940 Act, thereby improving their ability to remain competitive. The Board of Trustees also would be able to make changes to the non-fundamental policy in the future if deemed to be in the best interests of the funds and their shareholders.



                                                              PROXY STATEMENT 17

2Cii. PROPOSED CHANGES REGARDING LENDING

FUNDS AFFECTED

EQUITY FUNDS
--------------------------------------------------------------------------------
    Analytics Fund(R)
    MarketManager International Portfolio
    MarketTrack Balanced Portfolio
    MarketTrack Conservative Portfolio
    MarketTrack Growth Portfolio
    S&P 500 Fund
    Schwab 1000 Fund(R)
    Schwab International Index Fund(R)
    Schwab Small-Cap Index Fund(R)


BOND FUNDS
--------------------------------------------------------------------------------
    California Long-Term Tax-Free Bond Fund
    California Short/Intermediate Tax-Free Bond Fund
    Long-Term Tax-Free Bond Fund
    Short/Intermediate Tax-Free Bond Fund


MONEY MARKET FUNDS
--------------------------------------------------------------------------------
    Government Money Fund
    Institutional Advantage Money Fund(R)
    Money Market Fund
    Retirement Money Fund(R)
    U.S. Treasury Money Fund
    Value Advantage Money Fund


INDEPENDENT AUDITORS
A majority of each trust's Board of Trustees, including the independent trustees, has selected PricewaterhouseCoopers LLP as the independent auditors of the funds for the most recently completed fiscal years. A representative of PricewaterhouseCoopers LLP will be available by phone during the meeting, if needed, to make a statement if desired and to respond to appropriate questions from shareholders.


POLICIES
In many cases the funds' current fundamental policies regarding lending are more restrictive than required by the 1940 Act. It is proposed, for each fund, that the fundamental policy regarding lending be amended and reclassified as non-fundamental, and a new fundamental policy regarding lending be adopted. The Appendix shows each fund's current fundamental policy and proposed fundamental and non-fundamental policies regarding lending.

THE NEW FUNDAMENTAL POLICY ON LENDING WOULD BE:
The fund may not make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

THE NEW NON-FUNDAMENTAL POLICY ON LENDING WOULD BE:
The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).


ANALYSIS
The 1940 Act requires all mutual funds to adopt fundamental policies regarding lending. Although the 1940 Act does not impose percentage limits on the amount that funds may lend, the 1940 Act prohibits funds from making loans to persons who control or are under common control with the funds, effectively prohibiting loans where conflicts of interest or undue influence are most likely present.

Approval of this element of Proposal 2 would allow the funds to lend to the extent permitted by current law by replacing the funds' current fundamental policies regarding lending with a more flexible, standard fundamental policy. The Board of Trustees believes that this more flexible fundamental policy is in the best interests of the funds and their shareholders because it would allow the funds, subject to approval by the Board, to adapt to future developments in investment practices and changes in laws and regulations without the delay and cost of a shareholder meeting.

At the same time, this element of Proposal 2 would amend and reclassify the funds' current policies regarding lending as non-fundamental to reflect the current lending practices permitted by the 1940 Act. The Board of Trustees believes that this non-fundamental lending policy is in the best interests of the funds and their shareholders because it would limit the funds only as required by the 1940 Act, thereby improving their ability to remain competitive. The Board of Trustees also would be able to make changes to the non-fundamental policy in the future if deemed to be in the best interests of the funds and their shareholders.


18 PROXY STATEMENT

2Ciii. PROPOSED CHANGES REGARDING ISSUANCE OF SENIOR SECURITIES AND PLEDGING, MORTGAGING OR HYPOTHECATING FUND ASSETS

FUNDS AFFECTED

EQUITY FUNDS
--------------------------------------------------------------------------------
    Analytics Fund(R)
    MarketManager International Portfolio
    MarketTrack Balanced Portfolio
    MarketTrack Conservative Portfolio
    MarketTrack Growth Portfolio
    S&P 500 Fund
    Schwab 1000 Fund(R)
    Schwab International Index Fund(R)
    Schwab Small-Cap Index Fund(R)


BOND FUNDS
--------------------------------------------------------------------------------
    California Long-Term Tax-Free Bond Fund
    California Short/Intermediate Tax-Free Bond Fund
    Long-Term Tax-Free Bond Fund
    Short/Intermediate Tax-Free Bond Fund


MONEY MARKET FUNDS
--------------------------------------------------------------------------------
    Government Money Fund
    Institutional Advantage Money Fund(R)
    Money Market Fund
    Retirement Money Fund(R)
    U.S. Treasury Money Fund
    Value Advantage Money Fund


POLICIES
The funds generally have fundamental policies restricting them from issuing senior securities. It is proposed that, for the funds listed above, (i) the fundamental policy regarding issuance of senior securities and any fundamental policies regarding pledging, mortgaging or hypothecating assets be replaced with a new fundamental policy, and (ii) any fundamental policies regarding writing, purchasing or selling puts and calls, selling short or purchasing on margin be reclassified as non-fundamental policies. The Appendix shows each fund's current fundamental policies and proposed fundamental and non-fundamental policies.

THE NEW FUNDAMENTAL POLICY REGARDING ISSUANCE OF SENIOR SECURITIES WOULD BE:
The fund may not issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.


ANALYSIS
The 1940 Act currently prohibits all mutual funds from issuing senior securities. Additionally, the 1940 Act requires all funds to adopt a fundamental policy regarding the issuance of senior securities. Approval of this element of Proposal 2 would permit each fund to replace its current fundamental policy regarding the issuance of senior securities with a more flexible, standard fundamental policy. The Board of Trustees believes that this more flexible fundamental policy is in the best interests of the funds and their shareholders because it would allow the funds, subject to Board approval, to adapt to future developments in investment practices and changes in laws and regulations without the delay and cost of a shareholder meeting.

Since the funds adopted their current fundamental policies, the SEC staff's interpretation of what constitutes the issuance of a senior security has evolved with changes in market conditions. For example, the SEC staff's current interpretation is that the purchase of securities on margin, the making of certain short sales, and the writing of puts and calls do not necessarily involve the creation of senior securities if certain conditions are satisfied. To the extent a fund has a current policy prohibiting writing, purchasing or selling puts or calls, selling shares short or purchasing securities on margin, this element of Proposal 2 would reclassify the current policies as non-fundamental. The proposed changes would enable the Board of Trustees to evaluate the use of new portfolio management techniques and give the funds the flexibility to respond to future changes.

Some of the funds also have current fundamental policies regarding pledging, mortgaging or hypothecating assets. These policies were adopted by the funds because of requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares. Therefore, the funds are no longer required to maintain these fundamental policies and this element of Proposal 2 seeks to eliminate them. The Board of Trustees believes that elimination of these policies would benefit the funds and their shareholders by increasing the investment adviser's flexibility in managing the assets of each fund.



                                                              PROXY STATEMENT 19

2D. PROPOSAL TO AMEND FUND POLICIES REGARDING DIVERSIFICATION

FUNDS AFFECTED

EQUITY FUNDS
--------------------------------------------------------------------------------
    Analytics Fund(R)
    MarketManager International Portfolio
    MarketTrack Balanced Portfolio
    MarketTrack Conservative Portfolio
    MarketTrack Growth Portfolio
    S&P 500 Fund
    Schwab 1000 Fund(R)
    Schwab International Index Fund(R)
    Schwab Small-Cap Index Fund(R)


BOND FUNDS
--------------------------------------------------------------------------------
    Short-Term Bond Market Index Fund
    Total Bond Market Index Fund(TM)


MONEY MARKET FUNDS
--------------------------------------------------------------------------------
    Government Money Fund
    Institutional Advantage Money Fund(R)
    Money Market Fund
    Retirement Money Fund(R)
    U.S. Treasury Money Fund


POLICIES

Each of the funds listed above is a diversified mutual fund. It is proposed that the current fundamental policy regarding diversification (i) for equity and bond funds listed above, be reclassified as non-fundamental, and (ii) for money market funds listed above, be amended and reclassified as non-fundamental. It is also proposed that all funds listed above adopt a new fundamental policy regarding diversification. The Appendix shows each fund's current fundamental policies and proposed fundamental and non-fundamental policies regarding diversification.

THE NEW FUNDAMENTAL POLICY ON DIVERSIFICATION FOR ALL FUNDS WOULD BE:
The fund may not purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

ANALYSIS
Under this element of Proposal 2, the funds' current fundamental policies would be replaced by a more flexible fundamental policy regarding diversification. As diversified funds, the funds are limited by Section 5(b) of the 1940 Act, as to 75% of total assets, to invest no more than 5% of total assets in the securities of a single issuer and to purchase no more than 10% of an issuer's voting securities. Funds are not permitted to change their diversified status unless approved by shareholders. This element of Proposal 2 does not seek to change the funds' status as diversified investment management companies. Rather, approval of this element of Proposal 2 would amend the funds' diversification policy so that it would provide the maximum flexibility allowed for diversified funds under the 1940 Act. The Board believes that this more flexible fundamental policy is in the best interests of the funds and their shareholders because it will allow the Board to take necessary and timely action to make changes to the funds' non-fundamental diversification policies when necessary.

In addition to the above limitations imposed on diversified funds, the money market funds are subject to additional, stricter diversification requirements imposed by Rule 2a-7. Rule 2a-7 limits a money market fund to investing no more than 5% of its assets in the securities of a single issuer. This requirement applies with respect to 100% of a fund's assets, in contrast to Section 5(b) diversification requirements which apply only with respect to 75% of a fund's assets. Rule 2a-7 does provide a safe harbor for a money market fund to invest up to 25% of its assets in the securities of a single issuer, but only for a period of up to three days. If this element of Proposal 2 is approved, the money market funds would adopt these Rule 2a-7 limitations as non-fundamental policies.

Also, under this element of Proposal 2, the money market funds would no longer be limited to owning, in the aggregate with the holdings of other Schwab Money Funds, 10% of any class of securities of any issuer. This limitation is not currently required under Rule 2a-7 or the diversification requirements of the 1940 Act. The Board of Trustees believes that eliminating this limitation will increase the potential investment opportunities for the money funds.

Approval of this element of Proposal 2 will not affect the funds' status as diversified mutual funds, which could only be changed in the future by shareholder vote. Additionally, if this element of Proposal 2 is approved, the U.S. Treasury Money Fund will adopt a new fundamental investment policies making the fund diversified.


20 PROXY STATEMENT

2E. PROPOSAL TO ELIMINATE FUND POLICIES REGARDING INVESTMENTS IN "UNSEASONED ISSUERS"

FUNDS AFFECTED

MONEY MARKET FUNDS
--------------------------------------------------------------------------------
    Government Money Fund
    Institutional Advantage Money Fund(R)
    Money Market Fund
    Retirement Money Fund(R)


POLICIES
The current fundamental policies limit the funds' ability to purchase securities issued by "unseasoned issuers" (i.e., issuers which have less than three years of operations), to 5% of total assets. It is proposed that the fundamental policy regarding investments in "unseasoned issuers" for each fund above be eliminated. The Appendix shows each fund's current fundamental policy.


ANALYSIS
Each fund's current fundamental policy is based on requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares, and the 1940 Act does not require the current fundamental policy. If this policy is eliminated and the investment adviser determines it is advisable to so invest, shareholders would have a greater exposure to the risks associated with such investments. The Board of Trustees does not believe that elimination of the current fundamental policy would materially increase the risks to fund shareholders. Accordingly, the Board of Trustees believes that elimination of the current fundamental policies regarding investment in "unseasoned issuers" is in the best interests of the funds and their shareholders.

PORTFOLIO TRANSACTIONS

The following funds paid brokerage commissions to affiliated brokers during the fiscal year ended October 31, 1999.




    FUND NAME                              AMOUNT
--------------------------------------------------
  Schwab 1000 Fund(R)                     $13,000
  S&P 500 Fund                             $5,040

2F. PROPOSAL TO AMEND AND RECLASSIFY FUND POLICIES REGARDING INVESTMENTS IN RESTRICTED OR ILLIQUID SECURITIES



FUNDS AFFECTED
--------------------------------------------------------------------------------
EQUITY FUNDS

    MarketTrack(TM) Balanced Portfolio
    MarketTrack(TM) Conservative Portfolio
    MarketTrack(TM) Growth Portfolio
    S&P 500 Fund
    Schwab 1000 Fund(R)
    Schwab International Index Fund(R)
    Schwab Small-Cap Index Fund(R)


BOND FUNDS
--------------------------------------------------------------------------------
    California Long-Term Tax-Free Bond Fund
    California Short/Intermediate Tax-Free Bond Fund
    Long-Term Tax-Free Bond Fund
    Short/Intermediate Tax-Free Bond Fund


MONEY MARKET FUNDS
--------------------------------------------------------------------------------
    California Municipal Money Fund
    Government Money Fund
    Institutional Advantage Money Fund(R)
    Money Market Fund
    Municipal Money Fund
    New York Municipal Money Fund
    Retirement Money Fund(R)


POLICIES
The funds currently operate subject to a variety of fundamental policies regarding investments in restricted securities and illiquid securities, including repurchase agreements that mature in more than seven days. It is proposed that the fundamental policies regarding investments in restricted securities, illiquid securities or repurchase agreements for each fund above be amended and reclassified as non-fundamental. The Appendix shows each fund's current fundamental policies and proposed non-fundamental policies.

FOR EACH EQUITY AND BOND FUND, THE NEW NON-FUNDAMENTAL POLICY REGARDING ILLIQUID SECURITIES WOULD BE: The fund may not invest more than 15% of its net assets in illiquid securities.

FOR EACH MONEY MARKET FUND, THE NEW NON-FUNDAMENTAL POLICY REGARDING ILLIQUID SECURITIES WOULD BE: The fund may not invest more than 10% of its net assets in illiquid securities.


                                                              PROXY STATEMENT 21

ANALYSIS
The 1940 Act does not currently require the funds to have fundamental policies restricting investment in illiquid or restricted securities. If approved, this element of Proposal 2 would amend and reclassify the funds' various fundamental policies as a standard non-fundamental policy.

Generally, restricted securities may be sold only in privately negotiated transactions that meet an exception to securities registration requirements. The funds' current fundamental policies limiting investment in restricted securities reflect requirements imposed by the administrators of certain states' securities laws that such restricted securities should be deemed illiquid. However, federal legislation passed in 1996 preempted the states' ability to impose such limitations, and the 1940 Act does not require such a limitation. In addition, the exception to securities registration requirements added by Rule 144A under the Securities Act of 1933, permits trading of restricted securities among institutional investors, such as the funds. This has created active markets in restricted securities, allowing certain restricted securities to be considered liquid under guidelines approved by the funds' Board of Trustees.

SEC staff interpretations have indicated that funds should consider repurchase agreements that mature in more than seven days to be illiquid. Certain of the funds have this as a fundamental policy. The 1940 Act does not require that this policy be a fundamental policy. As discussed above, the proposed non-fundamental policy will limit fund investments in illiquid securities and, accordingly, would encompass the substance of the current fundamental policy. Accordingly, approval of this element of Proposal 2 would permit the elimination of the current fundamental policy.

The proposed non-fundamental policy will limit the funds to investing 15% (10% for the money market funds) of their net assets in illiquid securities (including restricted securities that are deemed illiquid under guidelines approved by the Board of Trustees and repurchase agreements that mature in more than seven days). However, the proposed non-fundamental policy will permit the funds to invest without limit in restricted securities that, in accordance with the funds' procedures, are determined to be liquid. Of course, all of the funds' investments in restricted securities will still satisfy the funds' other investment criteria. It is believed that eliminating this restriction with respect to liquid restricted securities will expand the funds' universe of available investments. In addition, by converting this policy to non-fundamental, the Board will be able to take appropriate and timely action to amend the non-fundamental policy without the expense and delay associated with a shareholder meeting, in the event that regulatory changes occur in the future. The Board believes that this more flexible non-fundamental policy is in the best interests of the funds and their shareholders.


2G. PROPOSAL TO AMEND AND RECLASSIFY FUND POLICIES REGARDING INVESTMENTS IN SECURITIES OF OTHER INVESTMENT COMPANIES

FUNDS AFFECTED

MONEY MARKET FUNDS
--------------------------------------------------------------------------------
    Government Money Fund
    Institutional Advantage Money Fund(R)
    Money Market Fund
    Retirement Money Fund(R)


POLICIES
The current fundamental policy limits each fund's ability to purchase securities of other investment companies except in narrow circumstances. It is proposed that, for each fund above, the fundamental policy regarding investments in securities of other investment companies be amended and reclassified as non-fundamental. The Appendix shows each fund's current fundamental policy and proposed non-fundamental policy.

INVESTMENT ADVISER
Charles Schwab Investment Management, Inc.
101 Montgomery Street
San Francisco, CA 94104

PRINCIPAL UNDERWRITER,
TRANSFER AGENT, AND
SHAREHOLDER SERVICING AGENT
Charles Schwab & Co., Inc.
101 Montgomery Street
San Francisco, CA 94104

FUND ACCOUNTANTS
Bond and Money Market Funds
PFPC, Inc.
103 Bellevue Parkway
Wilmington, DE 19809

Equity Funds
SEI Investments Mutual Fund Services
One Freedom Valley Drive
Oaks, PA 19456

CUSTODIAN
Bond and Money Market Funds, Analytics Fund(R), Institutional Select(TM) Funds, S&P 500 Fund, and Total Stock Market Index Fund(TM)
PFPC Trust Co.
8800 Tinicum Blvd.,
Third Floor, Suite 200, Philadelphia, PA 19153

All other funds
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109



22 PROXY STATEMENT

THE NEW NON-FUNDAMENTAL POLICY REGARDING INVESTMENTS IN SECURITIES OF OTHER INVESTMENT COMPANIES WOULD BE: The fund may not purchase securities of other investment companies, except as permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be interpreted from time to time.


ANALYSIS
The funds' current fundamental policies are based on requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares. Investment in shares of other investment companies is specifically addressed by section 12(d)(1) of the 1940 Act and is further limited for money market funds by Rule 2a-7. The 1940 Act generally limits a fund to (i) purchasing 3% of the total outstanding voting stock of a single other investment company; (ii) investing 5% of its total assets in the securities of a single other investment company; and (iii) investing 10% of its total assets in securities of all other investment companies.

Rule 2a-7 imposes additional limitations on the money market funds' investments in other investment companies because Rule 2a-7 limits money market fund investments to high quality instruments that present minimal credit risk. Accordingly, money market funds generally may only invest in other investment companies if the investment companies are money market funds.

The proposed non-fundamental policy will allow each fund to invest in other investment companies to the extent permitted by the 1940 Act. To the extent a fund invests in shares of other investment companies, shareholders may indirectly bear a portion of the expenses of the investment companies in which the fund invests. The investment adviser will take these expenses into account prior to deciding that such an investment is suitable for a fund and its shareholders.

The Board of Trustees believes that replacing the funds' current fundamental policies regarding investment in the securities of other investment companies with a more flexible, standard non-fundamental policy, which the Board of Trustees could take appropriate and timely action to amend in the future, if necessary, without the expense and delay associated with a shareholder meeting is in the best interests of the funds and their shareholders.



2H. PROPOSAL TO ELIMINATE FUND POLICIES REGARDING THE BENEFICIAL OWNERSHIP OF SECURITIES BY FUND OFFICERS AND TRUSTEES

FUNDS AFFECTED

EQUITY FUNDS
--------------------------------------------------------------------------------
    MarketTrack Balanced Portfolio
    MarketTrack Conservative Portfolio
    MarketTrack Growth Portfolio
    S&P 500 Fund
    Schwab 1000 Fund(R)
    Schwab International Index Fund(R)
    Schwab Small-Cap Index Fund(R)


BOND FUNDS
--------------------------------------------------------------------------------
    California Long-Term Tax-Free Bond Fund
    California Short/Intermediate Tax-Free Bond Fund
    Long-Term Tax-Free Bond Fund
    Short/Intermediate Tax-Free Bond Fund


MONEY MARKET FUNDS
--------------------------------------------------------------------------------
    California Municipal Money Fund
    Government Money Fund
    Institutional Advantage Money Fund(R)
    Money Market Fund
    Municipal Money Fund
    New York Municipal Money Fund
    Retirement Money Fund(R)


POLICIES
Each fund's current fundamental policy limits the fund's ability to purchase securities of issuers whose securities are owned by officers, trustees or directors of the trusts or the investment adviser. It is proposed that, for each fund above, the fundamental policy regarding investments in issuers whose securities are beneficially owned by officers, trustees or directors of the trusts or the investment adviser be eliminated. The Appendix shows each fund's current fundamental policy.



                                                              PROXY STATEMENT 23

ANALYSIS
The current fundamental policy is based on a requirement imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares. The Board of Trustees believes that eliminating this policy would be in the best interests of the funds and their shareholders because it would increase the investment adviser's flexibility in managing the assets of each fund without any material increase in risks to shareholders.


2I. PROPOSAL TO REPLACE AND RECLASSIFY FUND POLICIES REGARDING INDUSTRY CONCENTRATION

FUNDS AFFECTED

EQUITY FUNDS
--------------------------------------------------------------------------------
    Analytics Fund(R)
    MarketManager International Portfolio
    MarketTrack Balanced Portfolio
    MarketTrack Conservative Portfolio
    MarketTrack Growth Portfolio
    S&P 500 Fund
    Schwab 1000 Fund(R)
    Schwab International Index Fund(R)
    Schwab Small-Cap Index Fund(R)


BOND FUNDS
--------------------------------------------------------------------------------
    California Long-Term Tax-Free Bond Fund
    California Short/Intermediate Tax-Free Bond Fund
    Long-Term Tax-Free Bond Fund
    Short/Intermediate Tax-Free Bond Fund


MONEY MARKET FUNDS
--------------------------------------------------------------------------------
    California Municipal Money Fund
    Government Money Fund
    Institutional Advantage Money Fund(R)
    Money Market Fund
    Municipal Money Fund
    New York Municipal Money Fund
    Retirement Money Fund(R)
    U.S. Treasury Money Fund
    Value Advantage Money Fund

POLICIES

Each fund's current fundamental policy generally prohibits investment of more than 25% of fund assets in companies considered to be in the same industry. It is proposed that, for each fund, the fundamental policy regarding concentration of investments in certain industries be reclassified as non-fundamental and a new fundamental policy be adopted. The Appendix shows each fund's current fundamental policy and proposed fundamental and non-fundamental policies.

THE NEW FUNDAMENTAL POLICY REGARDING INDUSTRY CONCENTRATION WOULD BE:
The fund may not concentrate investments in securities of issuers in a particular industry, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

SUBMISSION OF SHAREHOLDER PROPOSALS

The trusts are not required to hold annual shareholders' meetings, and none of the trusts intends to do so.

A trust may hold special meetings as required or as deemed desirable by its Board of Trustees for other purposes, such as changing fundamental policies, electing or removing trustees, or approving or amending an investment advisory agreement.

In addition, a trustee may be removed by shareholders of the funds of such trust at a special meeting called upon written request of shareholders owning, in the aggregate, at least 10% of the outstanding shares of such trust.

Shareholders wishing to submit proposals for inclusion in a proxy statement for a future shareholder meeting should send their written submissions to the particular trust in which they own shares. The address for each trust is 101 Montgomery Street, San Francisco, CA 94104.

Proposals must be received a reasonable time in advance of a proxy solicitation to be included. Submission of a proposal does not guarantee inclusion in a proxy statement, because the proposal must comply with certain federal securities regulations.


24 PROXY STATEMENT

ANALYSIS

The 1940 Act generally requires all funds to adopt a fundamental policy regarding concentration of investments in particular industries. It is currently the position of the staff of the SEC that if 25% or more of the value of a fund's assets are invested in one industry, that fund's investments will be deemed to be concentrated in that industry. However, this 25% limitation does not apply to (i) fund investments in government securities, (ii) municipal bond fund investments in industrial development and pollution control bonds, and
(iii) money market fund investments in certain obligations of domestic banks.

By reclassifying the funds' current fundamental policies regarding concentration as non-fundamental, and adopting the proposed fundamental policy, the Board of Trustees would be permitted to take appropriate and timely action to amend the funds' non-fundamental policies in the future, without the expense and delay associated with a shareholder meeting. The Board of Trustees anticipates taking such action only in the event that the SEC changes its position on the meaning of industry concentration. The Board of Trustees believes that this more flexible fundamental policy is in the best interests of the funds and their shareholders.

Additionally, if this element of Proposal 2 is approved, the U.S. Treasury Money Fund will adopt the proposed fundamental policy regarding concentration.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

Please advise the funds in writing whether other persons are the beneficial owners of the shares for which proxies are being solicited, and if so, the number of copies of the proxy statements, other soliciting material, and Annual Reports (or Semiannual Reports) you wish to receive in order to supply copies to the beneficial owners of shares. Write in care of the particular fund's trust, 101 Montgomery Street, San Francisco, CA 94104, Attention: Frances Cole, Secretary (120 KNY-14-109).

2J. PROPOSAL TO REPLACE AND RECLASSIFY FUND POLICIES REGARDING INVESTMENTS IN COMMODITIES, FUTURES CONTRACTS AND REAL ESTATE

FUNDS AFFECTED

EQUITY FUNDS
--------------------------------------------------------------------------------
    Analytics Fund(R)
    MarketManager International Portfolio
    MarketTrack Balanced Portfolio
    MarketTrack Conservative Portfolio
    MarketTrack Growth Portfolio
    S&P 500 Fund
    Schwab 1000 Fund(R)
    Schwab International Index Fund(R)
    Schwab Small-Cap Index Fund(R)


BOND FUNDS
--------------------------------------------------------------------------------
    California Long-Term Tax-Free Bond Fund
    California Short/Intermediate Tax-Free Bond Fund
    Long-Term Tax-Free Bond Fund
    Short/Intermediate Tax-Free Bond Fund


MONEY MARKET FUNDS
--------------------------------------------------------------------------------
    California Municipal Money Fund
    Government Money Fund
    Institutional Advantage Money Fund(R)
    Money Market Fund
    Municipal Money Fund
    New York Municipal Money Fund
    Retirement Money Fund(R)
    U.S. Treasury Money Fund
    Value Advantage Money Fund


POLICIES
Under the current fundamental policies, each fund is restricted from investing in commodities, futures contracts and/or real estate. It is proposed that, for each fund above, the fundamental policies regarding investments in commodities, futures contracts and real estate be reclassified as non-fundamental policies, and a new fundamental policy regarding commodities and real estate investments be adopted. The Appendix shows each fund's current fundamental policy and proposed fundamental and non-fundamental policies.



                                                              PROXY STATEMENT 25

THE NEW FUNDAMENTAL POLICY REGARDING INVESTMENTS IN COMMODITIES AND REAL ESTATE WOULD BE:

The fund may not purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

ANALYSIS

The 1940 Act requires all funds to adopt a fundamental policy regarding investment in real estate and commodities and the proposed fundamental policy would limit such investments to the extent permitted under the 1940 Act. In addition, each fund's current fundamental policy would be converted to a non-fundamental policy, and each fund would continue to operate in accordance with its non-fundamental policy until such time as the Board determines that changing it would be in the best interests of the funds and their shareholders. However, approval of this element of Proposal 2 would allow the Board of Trustees to take appropriate and timely action to amend the funds' non-fundamental policies in the future if such investments were determined to be desirable. In addition, such a change could be made without the expense and delay associated with a shareholder meeting. The Board of Trustees believes that this more flexible fundamental policy is in the best interests of the funds and their shareholders.

2K. PROPOSAL TO REPLACE POLICY REGARDING THE UNDERWRITING OF SECURITIES

FUNDS AFFECTED

EQUITY FUNDS
--------------------------------------------------------------------------------
    Analytics Fund(R)
    MarketManager International Portfolio
    MarketTrack Balanced Portfolio
    MarketTrack Conservative Portfolio
    MarketTrack Growth Portfolio
    S&P 500 Fund
    Schwab 1000 Fund(R)
    Schwab International Index Fund(R)
    Schwab Small-Cap Index Fund(R)


BOND FUNDS
--------------------------------------------------------------------------------
    California Long-Term Tax-Free Bond Fund
    California Short/Intermediate Tax-Free Bond Fund
    Long-Term Tax-Free Bond Fund
    Short/Intermediate Tax-Free Bond Fund


OFFICERS OF THE TRUSTS

This table gives information about each trust's current executive officers. As of March 10, 2000, the trustees and officers together owned less than 1% of the shares of each class of each fund, except for MarketManager International Portfolio (3%), YieldPlus Fund (2.2%), Short-Term Bond Market Index Fund (11%) and Government Cash Reserves Fund (1.9%).*

 NAME/BIRTHDATE              POSITION**                                   PRINCIPAL OCCUPATION
------------------------------------------------------------------------------------------------------------------------------------
 JEREMIAH H. CHAFKIN         Executive Vice President & Chief                See p.12
 May 5, 1959                 Operating Officer


 FRANCES COLE                Secretary                                       Senior Vice President, Chief Counsel and
 September 9, 1955                                                           Assistant Corporate Secretary, Charles Schwab
                                                                             Investment Management, Inc.

 STEVEN L. SCHEID            Trustee; President                              See p.12
 June 28, 1953

 CHARLES R. SCHWAB           Trustee; Chairman & Chief                       See p.12
 July 29, 1937               Executive Officer


 TAI-CHIN TUNG               Treasurer & Principal                           Vice President, Treasurer and Controller,
 March 7, 1951               Financial Officer                               Charles Schwab Investment Management, Inc. From
                                                                             1994 to 1996, Ms. Tung was Controller for
                                                                             Robertson Stephens Investment Management, Inc.


 STEPHEN B. WARD             Senior Vice President &                         Senior Vice President and Chief Investment
 April 5, 1955               Chief Investment Officer                        Officer, Charles Schwab Investment Management,
                                                                             Inc.

* The trusts have no knowledge as to whether any executive officer or trustee has the right to acquire beneficial ownership of shares of any class of a fund.

** Each officer will serve until the earlier of his or her resignation or his or her successor is elected and qualified.


26 PROXY STATEMENT

MONEY MARKET FUNDS
--------------------------------------------------------------------------------
    California Municipal Money Fund
    Government Money Fund
    Institutional Advantage Money Fund(R)
    Money Market Fund
    Municipal Money Fund
    New York Municipal Money Fund
    Retirement Money Fund(R)
    U.S. Treasury Money Fund
    Value Advantage Money Fund


POLICIES
Under the current fundamental policy, a fund may not underwrite the securities of other issuers, except in connection with the disposition of securities from its investment portfolio. It is proposed that, for each fund, the fundamental policy regarding the underwriting of securities be replaced with a new fundamental policy. The Appendix shows each fund's current fundamental policy and proposed fundamental policy.

THE NEW FUNDAMENTAL POLICY REGARDING THE UNDERWRITING OF SECURITIES WOULD BE:
The fund may not underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.


ANALYSIS
The SEC staff generally takes the position that funds should not engage in the business of underwriting securities. While the funds' current fundamental policy has not affected the funds' investments in the past, its replacement with a more flexible fundamental policy could provide investment flexibility in the future. Approval of this element of Proposal 2 would allow the Board of Trustees to take appropriate and timely action to amend non-fundamental policies, without the expense and delay associated with a shareholder meeting. Accordingly, the Board of Trustees believes that approval of this element of Proposal 2 is in the best interests of the funds and their shareholders.


2L. PROPOSAL TO RECLASSIFY FUND POLICY REGARDING CONTROL OF AN ISSUER

FUNDS AFFECTED

EQUITY FUNDS:
--------------------------------------------------------------------------------
    MarketTrack Balanced Portfolio
    MarketTrack Conservative Portfolio
    MarketTrack Growth Portfolio
    S&P 500 Fund
    Schwab 1000 Fund(R)
    Schwab International Index Fund(R)
    Schwab Small-Cap Index Fund(R)

BOND FUNDS
--------------------------------------------------------------------------------
    California Long-Term Tax-Free Bond Fund
    California Short/Intermediate Tax-Free Bond Fund
    Long-Term Tax-Free Bond Fund
    Short/Intermediate Tax-Free Bond Fund
    Short-Term Bond Market Index Fund
    Total Bond Market Index Fund(TM)

MONEY MARKET FUNDS
--------------------------------------------------------------------------------
    California Municipal Money Fund
    Government Money Fund
    Institutional Advantage Money Fund(R)
    Money Market Fund
    Municipal Money Fund
    New York Municipal Money Fund
    Retirement Money Fund(R)
    U.S. Treasury Money Fund

POLICIES
Under the current fundamental policy, a fund may not invest with the purpose of exercising control over an issuer. It is proposed that, for each fund above, the fundamental policy regarding control of an issuer be reclassified as non-fundamental. The Appendix shows each fund's current fundamental policy and proposed non-fundamental policy.

ANALYSIS
The 1940 Act does not require the funds to have a fundamental policy regarding investing for the purpose of exercising control of an issuer. The current fundamental policy is based on requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares. Approval of this element of Proposal 2 would allow the Board of Trustees to take appropriate and timely action to amend the non-fundamental policy, without the expense and delay associated with a shareholder meeting. Accordingly, the Board of Trustees believes approval of this element of Proposal 2 would be in the best interests of the funds and their shareholders.


                                                             PROXY STATEMENT 27

2M. PROPOSAL TO RECLASSIFY FUND POLICIES REGARDING PURCHASES OF OIL, GAS OR MINERAL INTERESTS


FUNDS AFFECTED

MONEY MARKET FUNDS
--------------------------------------------------------------------------------
    California Municipal Money Fund
    Government Money Fund
    Institutional Advantage Money Fund(R)
    Money Market Fund
    Municipal Money Fund
    New York Municipal Money Fund
    Retirement Money Fund(R)


POLICIES
Under each fund's current fundamental policy, a fund may not invest in oil, gas or mineral interests. It is proposed that, for each fund above, the fundamental policy regarding investments in oil, gas or mineral exploration or development programs be reclassified as non-fundamental. The Appendix shows each fund's current fundamental policy and proposed non-fundamental policy.


ANALYSIS
The 1940 Act does not require the funds to have a fundamental policy regarding investment in oil, gas, or mineral interests. The current fundamental policy is based on requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares. Approval of this element of Proposal 2 would allow the Board of Trustees to take appropriate and timely action to amend the non-fundamental policy, without the expense and delay associated with a shareholder meeting. Accordingly, the Board of Trustees believes that approval of this element of Proposal 2 would be in the best interests of the funds and their shareholders.


2N. PROPOSAL TO RECLASSIFY FUND POLICIES REGARDING NON-DIVERSIFICATION

FUNDS AFFECTED

BOND FUNDS
--------------------------------------------------------------------------------
    California Long-Term Tax-Free Bond Fund
    California Short/Intermediate Tax-Free Bond Fund
    Long-Term Tax-Free Bond Fund
    Short/Intermediate Tax-Free Bond Fund


MONEY MARKET FUNDS
--------------------------------------------------------------------------------
    California Municipal Money Fund
    New York Municipal Money Fund


POLICIES
Each fund is a non-diversified investment company, which means that it is not required by the 1940 Act to diversify its investments. It is proposed that, for each fund above, the fundamental policy regarding non-diversification be reclassified as non-fundamental. The Appendix shows each fund's current fundamental policy and proposed non-fundamental policy.


ANALYSIS
Unlike diversified mutual funds, the 1940 Act does not require that a non-diversified fund obtain shareholder approval prior to changing its diversification status. Although it is anticipated that the funds will continue to be non-diversified, if the Board of Trustees determines it is advisable and in the best interest of the funds and their shareholders, the funds would be permitted to change their classification from non-diversified to diversified if this element of Proposal 2 is approved. The Proposal also would allow the Board of Trustees to take appropriate and timely action to amend the funds'non-fundamental policies, without the expense and delay associated with a shareholder meeting. Accordingly, the Board of Trustees believes that approval of this element of Proposal 2 would be in the best interests of the funds and their shareholders.


Shareholders who do not expect to attend the meeting in person are urged to vote their shares promptly by internet, phone or mail.



28 PROXY STATEMENT

PROPOSAL 3


AMENDING INVESTMENT OBJECTIVES

VOTING REQUIREMENTS
Approval of each element of Proposal 3 requires the favorable vote of a majority of outstanding voting shares of a fund as defined by the 1940 Act.


FUNDS AFFECTED

EQUITY FUNDS
--------------------------------------------------------------------------------
    Schwab Small-Cap Index Fund(R)
    Schwab International Index Fund(R)


3A. PROPOSAL TO AMEND THE INVESTMENT OBJECTIVE OF THE SCHWAB SMALL-CAP INDEX FUND(R) AND ELIMINATE THE INVESTMENT POLICY REGARDING PORTFOLIO COMPOSITION

POLICIES
The fund's investment objective sets forth the fund's benchmark index. It is proposed that the investment objective of the fund be amended so that its policy to track the Schwab Small-Cap Index is reclassified as a non-fundamental investment policy. It is also proposed that the fund's fundamental investment policy regarding portfolio composition be eliminated.

THE FUND'S CURRENT INVESTMENT OBJECTIVE IS:
The fund seeks to track the price and dividend performance (total return) of the Schwab Small-Cap Index, an index created to represent the performance of common stocks of the second 1,000 largest U.S. companies, ranked by market capitalization (share price times the number of shares outstanding).

THE FUND'S NEW INVESTMENT OBJECTIVE WOULD BE:
The fund seeks to track the performance of a benchmark index that measures total return of small capitalization U.S. stocks.

THE FUND'S NEW NON-FUNDAMENTAL INVESTMENT POLICY WOULD BE:
The fund intends to achieve its investment objective by tracking the price and dividend performance (total return) of the Schwab Small-Cap Index.


ANALYSIS
The Board of Trustees has determined that it would be in the best interests of the fund and its shareholders to amend the fund's investment objective. As currently stated, the fund's investment objective requires the fund to seek to track the price and dividend performance (total return) of the Schwab Small-Cap Index. At the time the fund was created it was thought that tracking this index, which uses the second-largest 1,000 U.S. stocks to represent the small-cap U.S. sector, would provide the best opportunity for the fund to track the overall performance of the small-cap U.S. market. In addition, the disclosure practices at that time resulted in the adoption of a more restrictive and detailed investment objective than an index fund of this type would adopt today.

The fund is asking its shareholders to approve a more flexible investment objective that requires the fund to seek to track the performance of a benchmark index that measures the total return of small-cap U.S. stocks. The proposed investment objective would not specifically name the fund's benchmark index or include any other index criteria. The Board of Trustees believes that the proposed investment objective is in the best interests of the fund and its shareholders because it will allow the Board to take necessary and timely action to change the fund's benchmark index, including selecting a new one, if such changes would better enable the fund to seek its objective of tracking the small-cap U.S. stock sector.

For example, the Schwab Small-Cap Index consists of the second-largest 1,000 U.S. stocks. Although the fund currently does not intend to change its benchmark index, this universe of stocks may not always be the best representation of the small-cap U.S. stock sector, and, in the future, could lack the typical characteristics of small-cap stocks. If this were to happen, the fund's benchmark index might need to be materially modified or the fund might need to select a different index in order to continue to accurately track the small-cap sector of the U.S. stock market.

If shareholders approve these changes to the fund's investment objective, the current objective would be amended and reclassified as a non-fundamental policy. This means that the


The investment adviser has extensive experience employing indexing strategies. The investment adviser currently manages nine equity index funds, two bond index funds, and four asset allocation funds that use indexing strategies.

                                                              PROXY STATEMENT 29
fund would continue to seek to track the Schwab Small-Cap Index, but the Board of Trustees could make changes to this policy in the future. The Board of Trustees believes that these changes would provide the fund greater flexibility to pursue its investment goals as market and regulatory conditions change over time.

The Board of Trustees also has determined that it would be in the best interests of the fund and its shareholders to eliminate the fundamental policy requiring the fund to invest at least 65% of its total assets in common stocks, or other equity securities including preferred stocks, rights and warrants. The 1940 Act does not require that this policy be fundamental, and the fund would retain its current non-fundamental policy to invest at least 80% of its assets in the securities of issuers represented in its benchmark index. Approval of this element of Proposal 3 would allow the fund to invest in any type of equity security, providing more opportunities for the fund's future investments. The Board of Trustees has considered various factors and believes that all of these changes will increase investment opportunities for, and are in the best interests of, the fund and its shareholders.

BENEFICIAL OWNERS

To the knowledge of each trust as of March 3, 2000, the following persons had beneficial ownership of more than 5% of any class of shares of a fund:

                                                                      % OF              SHARES
 FUND/CLASS               OWNER'S NAME AND ADDRESS                  FUND/CLASS           OWNED*
--------------------------------------------------------------------------------------------------
 INTERNATIONAL            MarketTrack All Equity Portfolio          14.4%              4,472,979
 INDEX FUND               101 Montgomery Street
                          San Francisco, CA 94104


                          MarketTrack Balanced Portfolio            11.2%              3,475,188
                          101 Montgomery Street
                          San Francisco, CA 94104


                          MarketTrack Growth Portfolio              17%                5,247,266
                          101 Montgomery Street
                          San Francisco, CA 94104


 NEW JERSEY               Netravali c/o Asset Management Group      5.5%               12,876,000
 MUNICIPAL MONEY FUND     6200 South Syracuse Way
                          Englewood, CO 80111


 MARKETMANAGER            Orange County Community Foundation        7.6%                  809,973
 BALANCED PORTFOLIO       2081 Business Center Drive, Suite 110
                          Irvine, CA 92715


 CALIFORNIA SHORT-TERM    William S. Jr. & Nancy E. Thompson         5.8%                 646,468
 TAX-FREE BOND FUND       2431 Riviera Drive
                          Laguna Beach, CA 92651


 TOTAL BOND               MarketTrack Balanced Portfolio            55.6%              16,224,870
 MARKET INDEX FUND        101 Montgomery Street
                          San Francisco, CA 94104


                          MarketTrack Conservative Portfolio        35.4%              10,342,468
                          101 Montgomery Street
                          San Francisco, CA 94104


                          MarketTrack Growth Portfolio              27.6%              8,057,085
                          101 Montgomery Street
                          San Francisco, CA 94104


 SCHWAB SMALL-CAP         MarketTrack All Equity Portfolio          11.25%             3,273,943
 INDEX FUND               101 Montgomery Street
                          San Francisco, CA 94104


                          MarketTrack Balanced Portfolio            10.5%              3,077,290
                          101 Montgomery Street
                          San Francisco, CA 94104


                          MarketTrack Growth Portfolio              5.8%               1,697,202
                          101 Montgomery Street
                          San Francisco, CA 94104


 SHORT-TERM BOND          Charles R. Schwab                         11%                2,517,680
 MARKET INDEX FUND        101 Montgomery Street
                          San Francisco, CA 94104



* The trusts have no knowledge as to whether the listed beneficial owner has the right to acquire beneficial ownership of shares of any class of a fund.

30 PROXY STATEMENT

3B. PROPOSAL TO AMEND THE INVESTMENT OBJECTIVE OF THE SCHWAB INTERNATIONAL INDEX FUND AND ELIMINATE THE INVESTMENT POLICY REGARDING PORTFOLIO COMPOSITION

POLICIES
The fund's investment objective sets forth the fund's benchmark index. It is proposed that the investment objective of the fund be amended so that its policy to track the Schwab International Index is reclassified as a non-fundamental investment policy. It is also proposed that the fund's fundamental policy regarding portfolio composition be eliminated.

THE FUND'S CURRENT INVESTMENT OBJECTIVE IS:
The fund seeks to track the price and dividend performance (total return) of the Schwab International Index (International Index), an index created to represent the performance of common stocks and other equity securities issued by large publicly traded companies from countries around the world with major developed securities markets, excluding the United States.

THE FUND'S NEW INVESTMENT OBJECTIVE WOULD BE:
The fund seeks to track the performance of a benchmark index that measures the total return of large, publicly traded non-U.S. companies from countries with developed equity markets outside of the United States.

THE FUND'S NEW NON-FUNDAMENTAL INVESTMENT POLICY TO TRACK THE SCHWAB INTERNATIONAL INDEX WOULD BE:
The fund intends to achieve its investment objective by tracking the price and dividend performance (total return) of the Schwab International Index.

ANALYSIS
The Board of Trustees has determined that it would be in the best interests of the fund and its shareholders to amend the fund's investment objective. As currently stated, the fund's investment objective requires the fund to seek to track the price and dividend performance (total return) of the Schwab International Index. At the time the fund was created it was thought that tracking this index would provide the best opportunity for the fund to track the overall performance of the international stock market. In addition, the disclosure practices at that time resulted in the adoption of a more restrictive and detailed investment objective than an index fund of this type would adopt today.

The fund is asking its shareholders to approve a more flexible investment objective that requires the fund to seek to track the performance of a benchmark index that measures the total return of international stocks. The proposed investment objective would not specifically name the fund's benchmark index or include any other index criteria. The Board of Trustees believes that the proposed investment objective is in the best interests of the fund and its shareholders because it will allow the Board in the future to take necessary and timely action to change the fund's benchmark index, including selecting a new one, if such changes will better enable the fund to seek its objective of tracking the international stock sector.

For example, the Schwab International Index consists of the common stocks of the 350 largest publicly traded companies from selected countries outside the United States. Although the fund currently does not intend to change its benchmark index, this universe of stocks may not always be the best representation of the international stock market, and, in the future could lack the typical characteristics of international stocks. If this were to happen, the fund's benchmark index might need to be materially modified or the fund might need to select a different index in order to continue to accurately track the international stock market.

If shareholders approve these changes to the fund's investment objective, the current objective would be reclassified as a non-fundamental policy. This means that the fund would continue to seek to track the Schwab International Index, but the Board of Trustees could make changes to this policy in the future. The Board of Trustees believes that these changes would provide the fund greater flexibility to pursue its investment goals as market and regulatory conditions change over time.

The Board of Trustees has also determined that it would be in the best interests of the fund and its shareholders to eliminate the fundamental policy requiring the fund to invest at least 65% of its total assets in common stocks, or other equity securities including preferred stocks, rights and warrants. The 1940 Act does not require that this policy be fundamental. Approval of this proposal would allow the fund to invest in any type of equity security, providing more opportunities for the funds' future investments. The Board of Trustees has considered various factors and believes that all of these changes will increase investment opportunities for, and are in the best interests of, the fund and its shareholders.



The Board of Trustees recommends that you vote FOR each element of Proposal 3.

Thank you for voting your shares promptly! We appreciate you placing your trust in SchwabFunds and look forward to helping you achieve your financial goals.



                                                              PROXY STATEMENT 31

NUMBER OF EACH FUND'S SHARES ELIGIBLE TO VOTE



                                                                         FAMILY OF                                       CAPITAL
 EQUITY FUNDS:                                                             FUNDS                INVESTMENTS               TRUST
------------------------------------------------------------------------------------------------------------------------------------
   Analytics Fund(R)                                                                                                  19,205,292.861
   Institutional Select(TM) Large-Cap Value Index Fund                                                                 9,037,398.207
   Institutional Select(TM) S&P 500 Fund                                                                              27,812,775.387
   Institutional Select(TM) Small-Cap Value Index Fund                                                                 3,353,308.651
   MarketManager Balanced Portfolio                                                                                   10,593,774.630
   MarketManager Growth Portfolio                                                                                     15,793,488.365
   MarketManager International Portfolio                                                                              11,317,040.723
   MarketManager Small Cap Portfolio                                                                                  12,312,940.261
   MarketTrack(TM) All Equity Portfolio                                                                               23,245,464.856
   MarketTrack(TM) Balanced Portfolio                                                                                 29,007,296.910
   MarketTrack(TM) Conservative Portfolio                                                                             13,717,539.186
   MarketTrack(TM) Growth Portfolio                                                                                   29,583,906.616
   S&P 500 Fund                                                                                                      356,119,429.165
   Schwab 1000 Fund(R)                                                                       188,381,569.126
   Schwab International Index Fund(R)                                                                                 60,195,126.093
   Small-Cap Index Fund(R)                                                                                            59,247,113.059
   Total Stock Market Index Fund                                                                                      16,683,860.210


BOND FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
   California Long-Term Tax-Free Bond Fund                                                    15,677,621.415
   California Short/Intermediate Tax-Free Bond Fund                                           11,107,759.712
   Long-Term Tax-Free Bond Fund                                                                7,575,669.279
   Short/Intermediate Tax-Free Bond Fund                                                       8,254,874.365
   Short-Term Bond Market Index Fund                                                          22,821,128.792
   Total Bond Market Index Fund(TM)                                                           59,332,232.869
   YieldPlus Fund(TM)                                                                         20,477,698.683


MONEY MARKET FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
   California Municipal Money Fund                                   5,480,551,325.024
   Florida Municipal Money Fund                                        749,161,453.010
   Government Cash Reserves Fund                                       225,803,355.340
   Government Money Fund                                             2,570,850,021.580
   Institutional Advantage Money Fund(R)                               596,745,140.599
   Money Market Fund                                                37,466,748,956.780
   Municipal Money Fund                                              8,584,495,797.467
   New Jersey Municipal Money Fund                                     232,055,197.440
   New York Municipal Money Fund                                       986,207,198.666
   Pennsylvania Municipal Money Fund                                   189,746,458.950
   Retirement Money Fund(R)                                            302,088,735.403
   U.S. Treasury Money Fund                                          2,430,410,903.820
   Value Advantage Money Fund(R)                                    30,172,474,161.032

   TOTAL                                                            91,424,256,816.239       333,628,559.241         952,894,303.798
------------------------------------------------------------------------------------------------------------------------------------


32 PROXY STATEMENT

APPENDIX


         Table of Contents

A-1      Schwab Equity Funds

         A-1    Analytics Fund(R)
         A-2    MarketManager International Portfolio
         A-3    MarketTrack Balanced Portfolio
         A-4    MarketTrack Conservative Portfolio
         A-6    MarketTrack Growth Portfolio
         A-7    S&P 500 Fund
         A-8    Schwab 1000 Fund(R)
         A-10   Schwab International Index Fund(R)
         A-11   Schwab Small-Cap Index Fund(R)
A-13     Schwab Bond Funds

         A-13   California Long-Term Tax-Free Bond Fund
         A-14   California Short/Intermediate Tax-Free Bond Fund
         A-15   Long-Term Tax-Free Bond Fund
         A-17   Short/Intermediate Tax-Free Bond Fund
         A-18   Short-Term Bond Market Index Fund
         A-18   Total Bond Market Index Fund(TM)

A-19     Schwab Money Funds

         A-19   California Municipal Money Fund
         A-19   Government Money Fund
         A-21   Institutional Advantage Money Fund(R)
         A-23   Money Market Fund
         A-25   Municipal Money Fund
         A-26   New York Municipal Money Fund
         A-27   Retirement Money Fund(R)
         A-29   U.S. Treasury Money Fund
         A-30   Value Advantage Money Fund(R)


THIS APPENDIX PROVIDES EACH FUND'S CURRENT FUNDAMENTAL POLICIES AFFECTED BY PROPOSALS 2 AND 3, ALONG WITH THE PROPOSED POLICIES FOR EACH FUND.


THE PROXY STATEMENT (PAGES 8 - 32) PROVIDES AN ANALYSIS OF EACH PROPOSAL. YOU MAY FIND IT HELPFUL TO REFER TO THIS APPENDIX WHILE READING THE PROXY STATEMENT IN ORDER TO GET A MORE COMPLETE PICTURE OF THE CURRENT AND PROPOSED POLICIES FOR A GIVEN FUND.


                                                                     APPENDIX 33

 ANALYTICS FUND(R)

BORROWING/SENIOR SECURITIES                                Proposals 2Ci, 2Ciii
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY
The fund may not borrow money or issue senior securities, except that the fund may borrow from banks as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes and then only in an amount not to exceed one-third of the value of its total assets (including the amount borrowed), provided that the fund will not purchase securities while borrowings represent more than 5% of its total assets.

NEW FUNDAMENTAL POLICY
The fund may not borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NEW NON-FUNDAMENTAL POLICY
The fund may not borrow money except that the fund may (i) borrow money from banks and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days) and the fund will not purchase securities while borrowings represent more than 5% of its total assets.

LENDING                                                            Proposal 2Cii
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY
The fund may not lend money to any person, except that the fund may (1) purchase a portion of an issue of short-term debt securities or similar obligations (including repurchase agreements) that are distributed publicly or customarily purchased by institutional investors, and (2) lend its portfolio securities.

NEW FUNDAMENTAL POLICY
The fund may not make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NEW NON-FUNDAMENTAL POLICY
The fund may not lend any security or make any other loan if, as a result, more than 331/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

SENIOR SECURITIES/PLEDGING OF ASSETS                              Proposal 2Ciii
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY
The fund may not pledge, mortgage or hypothecate any of its assets, except that, to secure allowable borrowings, the fund may do so with respect to no more than one-third of the value of its total assets.

NEW FUNDAMENTAL POLICY
The fund may not issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.


DIVERSIFICATION                                                      Proposal 2D
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY
The fund may not, as to 75% of its assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities or investments in other registered investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer.

NEW FUNDAMENTAL POLICY
The fund may not purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NEW NON-FUNDAMENTAL POLICY
The fund may not, as to 75% of its assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities or investments in other registered investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer.

INDUSTRY CONCENTRATION                                               Proposal 2I
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY
The fund may not purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry (except that the fund may purchase securities under such circumstances only to the extent that the S&P 500(R) also is so concentrated).

NEW FUNDAMENTAL POLICY
The fund may not concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NEW NON-FUNDAMENTAL POLICY

The fund may not purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry (except that the fund may purchase securities under such circumstances only to the extent that the S&P 500(R) also is so concentrated).

COMMODITIES                                                          Proposal 2J
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY
The fund may not purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (1) purchase securities of companies that deal in real estate or interests therein, (2) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (3) purchase securities of companies that deal in precious metals or interests therein.

NEW FUNDAMENTAL POLICY
The fund may not purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

A-1 ANALYTICS FUND(R) - APPENDIX

NEW NON-FUNDAMENTAL POLICY
The fund may not purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (1) purchase securities of companies that deal in real estate or interests therein, (2) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (3) purchase securities of companies that deal in precious metals or interests therein.


UNDERWRITING                                                         Proposal 2K
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY
The fund may not underwrite securities issued by others, except to the extent it may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of securities from its investment portfolio.

NEW FUNDAMENTAL POLICY

The fund may not underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

MARKETMANAGER(TM) INTERNATIONAL PORTFOLIO

BORROWING/SENIOR SECURITIES                                 Proposals 2Ci, 2Ciii
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY
The fund may not borrow money or issue senior securities, except that the portfolio may borrow from banks as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes and then only in an amount not to exceed one-third of the value of its total assets (including the amount borrowed), provided that the portfolio will not purchase securities while borrowings represent more than 5% of its total assets.

NEW FUNDAMENTAL POLICY

The fund may not borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. See also new fundamental policy on senior securities below.

NEW NON-FUNDAMENTAL POLICY
The fund may not borrow money except that the fund may (i) borrow money from banks and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days) and the fund will not purchase securities while borrowings represent more than 5% of its total assets.

LENDING                                                            Proposal 2Cii
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY
The fund may not lend money to any person, except that the portfolio may (1) purchase a portion of an issue of short-term debt securities or similar obligations (including repurchase agreements) that are distributed publicly or customarily purchased by institutional investors, and (2) lend its portfolio securities.

NEW FUNDAMENTAL POLICY

The fund may not make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NEW NON-FUNDAMENTAL POLICY
The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

SENIOR SECURITIES/PLEDGING OF ASSETS                              Proposal 2Ciii
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY
The fund may not pledge, mortgage or hypothecate any of its assets, except that, to secure allowable borrowings, the portfolio may do so with respect to no more than one-third of the value of its total assets.

NEW FUNDAMENTAL POLICY

The fund may not issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

DIVERSIFICATION                                                      Proposal 2D
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY
The fund may not, as to 75% of its assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities or investments in other registered investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer.

NEW FUNDAMENTAL POLICY

The fund may not purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NEW NON-FUNDAMENTAL POLICY

The fund may not, as to 75% of its assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities or investments in other registered investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer.

INDUSTRY CONCENTRATION                                               Proposal 2I
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY
The fund may not purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry (except the portfolio will invest 25% or more of its total assets in other investment companies).

NEW FUNDAMENTAL POLICY

The fund may not concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NEW NON-FUNDAMENTAL POLICY
The fund may not purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry (except the portfolio will invest 25% or more of its total assets in other investment companies).




    Appendix - Analytics Fund(R) - MarketManager(TM) International Portfolio A-2

COMMODITIES                                                          Proposal 2J
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY
The fund may not purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the portfolio may (1) purchase securities of companies that deal in real estate or interests therein, (2) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts.

NEW FUNDAMENTAL POLICY

The fund may not purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NEW NON-FUNDAMENTAL POLICY

The fund may not purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the portfolio may (1) purchase securities of companies that deal in real estate or interests therein, (2) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts.

UNDERWRITING                                                         Proposal 2K
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY
The fund may not underwrite securities issued by others, except to the extent it may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of securities from its investment portfolio.

NEW FUNDAMENTAL POLICY

The fund may not underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

MARKETTRACK(TM) BALANCED PORTFOLIO

BORROWING/SENIOR SECURITIES                                 Proposals 2Ci, 2Ciii
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY
The fund may not borrow money or issue senior securities, except that each portfolio may borrow from banks as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes and then only in an amount not to exceed one-third of the value of its total assets (including the amount borrowed), provided that each portfolio will not purchase securities while borrowings represent more than 5% of its total assets.

NEW FUNDAMENTAL POLICY

The fund may not borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. See also new fundamental policy on senior securities below.

NEW NON-FUNDAMENTAL POLICY
The fund may not borrow money except that the fund may (i) borrow money from banks and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days) and the fund will not purchase securities while borrowings represent more than 5% of its total assets.


LENDING                                                            Proposal 2Cii
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY
The fund may not lend money to any person, except that each portfolio may (1) purchase a portion of an issue of short-term debt securities or similar obligations (including repurchase agreements) that are distributed publicly or customarily purchased by institutional investors, and (2) lend its portfolio securities.

NEW FUNDAMENTAL POLICY

The fund may not make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NEW NON-FUNDAMENTAL POLICY

The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

SENIOR SECURITIES/PLEDGING OF ASSETS                              Proposal 2Ciii
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY
The fund may not pledge, mortgage or hypothecate any of its assets, except that, to secure allowable borrowings, each portfolio may do so with respect to no more than one-third of the value of its total assets.

NEW FUNDAMENTAL POLICY

The fund may not issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

DIVERSIFICATION                                                      Proposal 2D
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY
The fund may not, as to 75% of its assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities or investments in other registered investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer.

NEW FUNDAMENTAL POLICY
The fund may not purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NEW NON-FUNDAMENTAL POLICY
The fund may not, as to 75% of its assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities or investments in other registered investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer.

RESTRICTED/ILLIQUID SECURITIES                                       Proposal 2F
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY
The fund may not invest more than 10% of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days.

NEW NON-FUNDAMENTAL POLICY
The fund may not invest more than 15% of its net assets in illiquid securities.

A-3 MARKETMANAGER(TM) INTERNATIONAL PORTFOLIO - MARKETTRACK(TM) BALANCED PORTFOLIO - APPENDIX

OFFICER/TRUSTEE OWNERSHIP                                            Proposal 2H
--------------------------------------------------------------------------------

CURRENT FUNDAMENTAL POLICY

The fund may not purchase or retain securities of an issuer if any of the officers, trustees or directors of the trust or the investment adviser individually own beneficially more than one-half of 1% of the securities of such issuer and together beneficially own more than 5% of the securities of such issuer.

INDUSTRY CONCENTRATION                                               Proposal 2I
--------------------------------------------------------------------------------

CURRENT FUNDAMENTAL POLICY

The fund may not purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry.

NEW FUNDAMENTAL POLICY

The fund may not concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NEW NON-FUNDAMENTAL POLICY

The fund may not purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry.

COMMODITIES                                                          Proposal 2J
--------------------------------------------------------------------------------

CURRENT FUNDAMENTAL POLICY

The fund may not purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that each portfolio may (1) purchase securities of companies that deal in real estate or interests therein, (2) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts and (3) purchase securities of companies that deal in precious metals or interests therein.

NEW FUNDAMENTAL POLICY

The fund may not purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NEW NON-FUNDAMENTAL POLICY

The fund may not purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that each portfolio may (1) purchase securities of companies that deal in real estate or interests therein, (2) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts and (3) purchase securities of companies that deal in precious metals or interests therein.

UNDERWRITING                                                         Proposal 2K
--------------------------------------------------------------------------------

CURRENT FUNDAMENTAL POLICY

The fund may not underwrite securities issued by others, except to the extent it may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of securities from its investment portfolio.

NEW FUNDAMENTAL POLICY

The fund may not underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

ISSUER CONTROL                                                       Proposal 2L
--------------------------------------------------------------------------------

CURRENT FUNDAMENTAL POLICY

The fund may not invest for the purpose of exercising control or management of another issuer.

NEW NON-FUNDAMENTAL POLICY

The fund may not invest for the purpose of exercising control or management of another issuer.

MARKETTRACK(TM) CONSERVATIVE PORTFOLIO

BORROWING/SENIOR SECURITIES                                 Proposals 2Ci, 2Ciii
--------------------------------------------------------------------------------

CURRENT FUNDAMENTAL POLICY

The fund may not borrow money or issue senior securities, except that each portfolio may borrow from banks as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes and then only in an amount not to exceed one-third of the value of its total assets (including the amount borrowed), provided that each portfolio will not purchase securities while borrowings represent more than 5% of its total assets.

NEW FUNDAMENTAL POLICY

The fund may not borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. See also new fundamental policy on senior securities below.

NEW NON-FUNDAMENTAL POLICY

The fund may not borrow money except that the fund may (i) borrow money from banks and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days) and the fund will not purchase securities while borrowings represent more than 5% of its total assets.

LENDING                                                            Proposal 2Cii
--------------------------------------------------------------------------------

CURRENT FUNDAMENTAL POLICY

The fund may not lend money to any person, except that each portfolio may (1) purchase a portion of an issue of short-term debt securities or similar obligations (including repurchase agreements) that are distributed publicly or customarily purchased by institutional investors, and (2) lend its portfolio securities.

NEW FUNDAMENTAL POLICY

The fund may not make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NEW NON-FUNDAMENTAL POLICY

The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).


APPENDIX - MARKETTRACK(TM) BALANCED PORTFOLIO - MARKETTRACK(TM)
CONSERVATIVE PORTFOLIO                                                       A-4

SENIOR SECURITIES/PLEDGING OF ASSETS                              Proposal 2Ciii
--------------------------------------------------------------------------------

CURRENT FUNDAMENTAL POLICY

The fund may not pledge, mortgage or hypothecate any of its assets, except that, to secure allowable borrowings, each portfolio may do so with respect to no more than one-third of the value of its total assets.

NEW FUNDAMENTAL POLICY

The fund may not issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

DIVERSIFICATION                                                      Proposal 2D
--------------------------------------------------------------------------------

CURRENT FUNDAMENTAL POLICY

The fund may not, as to 75% of its assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities or investments in other registered investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer.

NEW FUNDAMENTAL POLICY

The fund may not purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NEW NON-FUNDAMENTAL POLICY

The fund may not, as to 75% of its assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities or investments in other registered investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer.

RESTRICTED/ILLIQUID SECURITIES                                       Proposal 2F
--------------------------------------------------------------------------------

CURRENT FUNDAMENTAL POLICY

The fund may not invest more than 10% of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days.

NEW NON-FUNDAMENTAL POLICY

The fund may not invest more than 15% of its net assets in illiquid securities.

OFFICER/TRUSTEE OWNERSHIP                                            Proposal 2H
--------------------------------------------------------------------------------

CURRENT FUNDAMENTAL POLICY

The fund may not purchase or retain securities of an issuer if any of the officers, trustees or directors of the trust or the investment adviser individually own beneficially more than one-half of 1% of the securities of such issuer and together beneficially own more than 5% of the securities of such issuer.

INDUSTRY CONCENTRATION                                               Proposal 2I
--------------------------------------------------------------------------------

CURRENT FUNDAMENTAL POLICY

The fund may not purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry.

NEW FUNDAMENTAL POLICY

The fund may not concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NEW NON-FUNDAMENTAL POLICY

The fund may not purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry.

COMMODITIES                                                          Proposal 2J
--------------------------------------------------------------------------------

CURRENT FUNDAMENTAL POLICY

The fund may not purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that each portfolio may (1) purchase securities of companies that deal in real estate or interests therein, (2) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts and (3) purchase securities of companies that deal in precious metals or interests therein.

NEW FUNDAMENTAL POLICY

The fund may not purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NEW NON-FUNDAMENTAL POLICY

The fund may not purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that each portfolio may (1) purchase securities of companies that deal in real estate or interests therein, (2) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts and (3) purchase securities of companies that deal in precious metals or interests therein.

UNDERWRITING                                                         Proposal 2K
--------------------------------------------------------------------------------

CURRENT FUNDAMENTAL POLICY

The fund may not underwrite securities issued by others, except to the extent it may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of securities from its investment portfolio.

NEW FUNDAMENTAL POLICY

The fund may not underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

ISSUER CONTROL                                                       Proposal 2L
--------------------------------------------------------------------------------

CURRENT FUNDAMENTAL POLICY

The fund may not invest for the purpose of exercising control or management of another issuer.

NEW NON-FUNDAMENTAL POLICY

The fund may not invest for the purpose of exercising control or management of another issuer.


A-5     MARKETTRACK(TM) CONSERVATIVE PORTFOLIO - APPENDIX

MARKETTRACK(TM) GROWTH PORTFOLIO

BORROWING/SENIOR SECURITIES                                 Proposals 2Ci, 2Ciii
--------------------------------------------------------------------------------

CURRENT FUNDAMENTAL POLICY

The fund may not borrow money or issue senior securities, except that each portfolio may borrow from banks as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes and then only in an amount not to exceed one-third of the value of its total assets (including the amount borrowed), provided that each portfolio will not purchase securities while borrowings represent more than 5% of its total assets.

NEW FUNDAMENTAL POLICY

The fund may not borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. See also new fundamental policy on senior securities below.

NEW NON-FUNDAMENTAL POLICY

The fund may not borrow money except that the fund may (i) borrow money from banks and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days) and the fund will not purchase securities while borrowings represent more than 5% of its total assets.

LENDING                                                            Proposal 2Cii
--------------------------------------------------------------------------------

CURRENT FUNDAMENTAL POLICY

The fund may not lend money to any person, except that each portfolio may (1) purchase a portion of an issue of short-term debt securities or similar obligations (including repurchase agreements) that are distributed publicly or customarily purchased by institutional investors, and (2) lend its portfolio securities.

NEW FUNDAMENTAL POLICY

The fund may not make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NEW NON-FUNDAMENTAL POLICY

The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

SENIOR SECURITIES/PLEDGING OF ASSETS                              Proposal 2Ciii
--------------------------------------------------------------------------------

CURRENT FUNDAMENTAL POLICY

The fund may not pledge, mortgage or hypothecate any of its assets, except that, to secure allowable borrowings, each portfolio may do so with respect to no more than one-third of the value of its total assets.

NEW FUNDAMENTAL POLICY

The fund may not issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

DIVERSIFICATION                                                      Proposal 2D
--------------------------------------------------------------------------------

CURRENT FUNDAMENTAL POLICY

The fund may not, as to 75% of its assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities or investments in other registered investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer.

NEW FUNDAMENTAL POLICY

The fund may not purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NEW NON-FUNDAMENTAL POLICY

The fund may not, as to 75% of its assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities or investments in other registered investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer.

RESTRICTED/ILLIQUID SECURITIES                                       Proposal 2F
--------------------------------------------------------------------------------

CURRENT FUNDAMENTAL POLICY

The fund may not invest more than 10% of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days.

NEW NON-FUNDAMENTAL POLICY

The fund may not invest more than 15% of its net assets in illiquid securities.

OFFICER/TRUSTEE OWNERSHIP                                            Proposal 2H
--------------------------------------------------------------------------------

CURRENT FUNDAMENTAL POLICY

The fund may not purchase or retain securities of an issuer if any of the officers, trustees or directors of the trust or the investment adviser individually own beneficially more than one-half of 1% of the securities of such issuer and together beneficially own more than 5% of the securities of such issuer.

INDUSTRY CONCENTRATION                                               Proposal 2I
--------------------------------------------------------------------------------

CURRENT FUNDAMENTAL POLICY

The fund may not purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry.

NEW FUNDAMENTAL POLICY

The fund may not concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NEW NON-FUNDAMENTAL POLICY

The fund may not purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry.


                              APPENDIX - MARKETTRACK(TM) GROWTH PORTFOLIO    A-6

COMMODITIES                                                          Proposal 2J
--------------------------------------------------------------------------------

CURRENT FUNDAMENTAL POLICY

The fund may not purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that each portfolio may (1) purchase securities of companies that deal in real estate or interests therein, (2) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts and (3) purchase securities of companies that deal in precious metals or interests therein.

NEW FUNDAMENTAL POLICY

The fund may not purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NEW NON-FUNDAMENTAL POLICY

The fund may not purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that each portfolio may (1) purchase securities of companies that deal in real estate or interests therein, (2) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts and (3) purchase securities of companies that deal in precious metals or interests therein.

UNDERWRITING                                                         Proposal 2K
--------------------------------------------------------------------------------

CURRENT FUNDAMENTAL POLICY

The fund may not underwrite securities issued by others, except to the extent it may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of securities from its investment portfolio.

NEW FUNDAMENTAL POLICY

The fund may not underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

ISSUER CONTROL                                                       Proposal 2L
--------------------------------------------------------------------------------

CURRENT FUNDAMENTAL POLICY

The fund may not invest for the purpose of exercising control or management of another issuer.

NEW NON-FUNDAMENTAL POLICY

The fund may not invest for the purpose of exercising control or management of another issuer.

S&P 500 FUND

BORROWING/SENIOR SECURITIES                                 Proposals 2Ci, 2Ciii
--------------------------------------------------------------------------------

CURRENT FUNDAMENTAL POLICY

The fund may not borrow money or issue senior securities, except that the fund may borrow from banks as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes and then only in an amount not to exceed one-third of the value of its total assets (including the amount borrowed), provided that each fund will not purchase securities while borrowings represent more than 5% of its total assets.

NEW FUNDAMENTAL POLICY

The fund may not borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. See also new fundamental policy on senior securities above.

NEW NON-FUNDAMENTAL POLICY

The fund may not borrow money except that the fund may (i) borrow money from banks and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days) and the fund will not purchase securities while borrowings represent more than 5% of its total assets.

LENDING                                                            Proposal 2Cii
--------------------------------------------------------------------------------

CURRENT FUNDAMENTAL POLICY

The fund may not lend money to any person, except that each fund may (i) purchase a portion of an issue of short-term debt securities or similar obligations (including repurchase agreements) that are distributed publicly or customarily purchased by institutional investors, and (ii) lend its portfolio securities.

NEW FUNDAMENTAL POLICY

The fund may not make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NEW NON-FUNDAMENTAL POLICY

The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

SENIOR SECURITIES/PLEDGING OF ASSETS                              Proposal 2Ciii
--------------------------------------------------------------------------------

CURRENT FUNDAMENTAL POLICY

The fund may not pledge, mortgage or hypothecate any of its assets, except that, to secure allowable borrowings, each fund may do so with respect to no more than one-third of the value of its total assets.

NEW FUNDAMENTAL POLICY

The fund may not issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

DIVERSIFICATION                                                      Proposal 2D
--------------------------------------------------------------------------------

CURRENT FUNDAMENTAL POLICY

The fund may not, as to 75% of its assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities or investments in other registered investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer.

NEW FUNDAMENTAL POLICY

The fund may not purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NEW NON-FUNDAMENTAL POLICY

The fund may not, as to 75% of its assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities or investments in other registered investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer.


A-7     MARKETTRACK(TM) GROWTH PORTFOLIO - S&P 500 FUND - APPENDIX

RESTRICTED/ILLIQUID SECURITIES                                       Proposal 2F
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not invest more than 10% of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days.

NEW NON-FUNDAMENTAL POLICY

The fund may not invest more than 15% of its net assets in illiquid securities.

OFFICER/TRUSTEE OWNERSHIP                                            Proposal 2H
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not purchase or retain securities of an issuer if any of the officers, trustees or directors of the trust or the investment adviser individually own beneficially more than half of 1% of the securities of such issuer and together beneficially own more than 5% of the securities of such issuer.

INDUSTRY CONCENTRATION                                               Proposal 2I
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry (except that each fund may purchase securities under such circumstances only to the extent that its index is also so concentrated).

NEW FUNDAMENTAL POLICY

The fund may not concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NEW NON-FUNDAMENTAL POLICY

The fund may not purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry (except that each fund may purchase securities under such circumstances only to the extent that its index is also so concentrated).

COMMODITIES                                                          Proposal 2J
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that each fund may (i) purchase securities of companies that deal in real estate or interests therein, (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) for the S&P 500 Fund, purchase securities of companies that deal in precious metals or interests therein.

NEW FUNDAMENTAL POLICY

The fund may not purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NEW NON-FUNDAMENTAL POLICY

The fund may not purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that each fund may (i) purchase securities of companies that deal in real estate or interests therein, (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) for the S&P 500 Fund, purchase securities of companies that deal in precious metals or interests therein.

UNDERWRITING                                                         Proposal 2K
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not underwrite securities issued by others, except to the extent it may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of securities from its investment portfolio.

NEW FUNDAMENTAL POLICY

The fund may not underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.


ISSUER CONTROL                                                       Proposal 2L
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not invest for the purpose of exercising control or management of another issuer.

NEW NON-FUNDAMENTAL POLICY

The fund may not invest for the purpose of exercising control or management of another issuer.

SCHWAB 1000 FUND(R)

BORROWING                                                           Proposal 2Ci
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not borrow money except from banks as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes and then only in an amount not to exceed one-third of the value of its total assets (including the amount borrowed), provided that the fund will not purchase securities while borrowings represent more than 5% of its total assets.

NEW FUNDAMENTAL POLICY

The fund may not borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NEW NON-FUNDAMENTAL POLICY

The fund may not borrow money except that the fund may (i) borrow money from banks and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days) and the fund will not purchase securities while borrowings represent more than 5% of its total assets.

LENDING                                                            Proposal 2Cii
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not lend money to any person, except that each fund may (i) purchase a portion of an issue of short-term debt securities or similar obligations (including repurchase agreements) that are distributed publicly or customarily purchased by institutional investors, and (ii) lend its portfolio securities.

NEW FUNDAMENTAL POLICY

The fund may not make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.


                            APPENDIX - S&P 500 FUND - SCHWAB 1000 FUND(R)    A-8

NEW NON-FUNDAMENTAL POLICY

The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

SENIOR SECURITIES/PLEDGING OF ASSETS                              Proposal 2Ciii
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not pledge, mortgage or hypothecate any of its assets, except that, to secure allowable borrowings, each fund may do so with respect to no more than one-third of the value of its total assets.

NEW FUNDAMENTAL POLICY

The fund may not issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

DIVERSIFICATION                                                      Proposal 2D
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not, as to 75% of its assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer.

NEW FUNDAMENTAL POLICY

The fund may not purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NEW NON-FUNDAMENTAL POLICY

The fund may not, as to 75% of its assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer.

RESTRICTED/ILLIQUID SECURITIES                                       Proposal 2F
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not invest more than 10% of the total value of its assets in illiquid securities, including repurchase agreements with maturities in excess of seven days.

NEW NON-FUNDAMENTAL POLICY

The fund may not invest more than 15% of net assets in illiquid securities.

OFFICER/TRUSTEE OWNERSHIP                                            Proposal 2H
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not purchase or retain securities of an issuer if any of the officers, trustees or directors of the trust or the investment adviser individually own beneficially more than half of 1% of the securities of such issuer and together beneficially own more than 5% of the securities of such issuer.

INDUSTRY CONCENTRATION                                               Proposal 2I
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not purchase securities (other then securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry (except to the extent that the Schwab 1000 Index(R) is also so concentrated). Securities issued by governments or political subdivisions or authorities of governments are not considered to be securities subject to this concentration restriction.

NEW FUNDAMENTAL POLICY

The fund may not concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NEW NON-FUNDAMENTAL POLICY

The fund may not purchase securities (other then securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry (except to the extent that the Schwab 1000 Index(R) is also so concentrated). Securities issued by governments or political subdivisions or authorities of governments are not considered to be securities subject to this concentration restriction.

COMMODITIES                                                          Proposal 2J
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not purchase or sell commodities or real estate, including interests in real estate limited partnerships, provided that the fund may (i) purchase securities of companies that deal in real estate or interests therein, and (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts.

NEW FUNDAMENTAL POLICY

The fund may not purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NEW NON-FUNDAMENTAL POLICY

The fund may not purchase or sell commodities or real estate, including interests in real estate limited partnerships, provided that the fund may (i) purchase securities of companies that deal in real estate or interests therein, and (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts.

UNDERWRITING                                                         Proposal 2K
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not underwrite securities issued by others, except to the extent it may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of securities from its investment portfolio.

NEW FUNDAMENTAL POLICY

The fund may not underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.


A-9     SCHWAB 1000 FUND(R) - APPENDIX

ISSUER CONTROL                                                       Proposal 2L
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not invest for the purpose of exercising control or management of another issuer.

NEW NON-FUNDAMENTAL POLICY

The fund may not invest for the purpose of exercising control or management of another issuer.

SCHWAB INTERNATIONAL INDEX FUND(R)

BORROWING/SENIOR SECURITIES                                 Proposals 2Ci, 2Ciii
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not borrow money or issue senior securities, except that the fund may borrow from banks as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes and then only in an amount not to exceed one-third of the value of its total assets (including the amount borrowed), provided that each fund will not purchase securities while borrowings represent more than 5% of its total assets.

NEW FUNDAMENTAL POLICY

The fund may not borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. See also new fundamental policy on senior securities above.

NEW NON-FUNDAMENTAL POLICY

The fund may not borrow money except that the fund may (i) borrow money from banks and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days) and the fund will not purchase securities while borrowings represent more than 5% of its total assets.

LENDING                                                           Proposals 2Cii
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not lend money to any person, except that each fund may (i) purchase a portion of an issue of short-term debt securities or similar obligations (including repurchase agreements) that are distributed publicly or customarily purchased by institutional investors, and (ii) lend its portfolio securities.

NEW FUNDAMENTAL POLICY

The fund may not make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NEW NON-FUNDAMENTAL POLICY

The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

SENIOR SECURITIES/PLEDGING OF ASSETS                             Proposals 2Ciii
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not pledge, mortgage or hypothecate any of its assets, except that, to secure allowable borrowings, each fund may do so with respect to no more than one-third of the value of its total assets.

NEW FUNDAMENTAL POLICY

The fund may not issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

DIVERSIFICATION                                                      Proposal 2D
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not, as to 75% of its assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities or investments in other registered investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer.

NEW FUNDAMENTAL POLICY

The fund may not purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NEW NON-FUNDAMENTAL POLICY

The fund may not, as to 75% of its assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities or investments in other registered investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer.

RESTRICTED/ILLIQUID SECURITIES                                       Proposal 2F
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not invest more than 10% of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days.

NEW NON-FUNDAMENTAL POLICY

The fund may not invest more than 15% of its net assets in illiquid securities.

OFFICER/TRUSTEE OWNERSHIP                                            Proposal 2H
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not purchase or retain securities of an issuer if any of the officers, trustees or directors of the trust or the investment adviser individually own beneficially more than half of 1% of the securities of such issuer and together beneficially own more than 5% of the securities of such issuer.

INDUSTRY CONCENTRATION                                               Proposal 2I
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry (except that each fund may purchase securities under such circumstances only to the extent that its index is also so concentrated).

NEW FUNDAMENTAL POLICY

The fund may not concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.


      APPENDIX - SCHWAB 1000 FUND(R) - SCHWAB INTERNATIONAL INDEX FUND(R)   A-10

NEW NON-FUNDAMENTAL POLICY

The fund may not purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry (except that each fund may purchase securities under such circumstances only to the extent that its index is also so concentrated).

COMMODITIES                                                          Proposal 2J
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that each fund may (i) purchase securities of companies that deal in real estate or interests therein, (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) for the S&P 500 Fund, purchase securities of companies that deal in precious metals or interests therein.

NEW FUNDAMENTAL POLICY

The fund may not purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NEW NON-FUNDAMENTAL POLICY

The fund may not purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that each fund may (i) purchase securities of companies that deal in real estate or interests therein, (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) for the S&P 500 Fund, purchase securities of companies that deal in precious metals or interests therein.

UNDERWRITING                                                         Proposal 2K
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not underwrite securities issued by others, except to the extent it may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of securities from its investment portfolio.

NEW FUNDAMENTAL POLICY

The fund may not underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

ISSUER CONTROL                                                       Proposal 2L
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not invest for the purpose of exercising control or management of another issuer.

NEW NON-FUNDAMENTAL POLICY

The fund may not invest for the purpose of exercising control or management of another issuer.

INVESTMENT OBJECTIVE                                                 Proposal 3b
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund seeks to track the price and dividend performance (total return) of the Schwab International Index(R), an index created to represent the performance of common stocks and other equity securities issued by large publicly traded companies from countries around the world with major developed securities markets, excluding the United States).

NEW FUNDAMENTAL POLICY

The fund seeks to track the performance of a benchmark index that measures the total return of large, publicly-traded non U.S. companies from countries with developed equity markets outside the United States.

NEW NON-FUNDAMENTAL POLICY

The fund intends to achieve its investment objective by tracking the price and dividend performance (total return) of the Schwab International Index.

PORTFOLIO COMPOSITION                                                Proposal 3b
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund will invest at least 65% of its total assets in common stocks and other equity securities including preferred stocks, rights and warrants of companies located in at least three countries other than the United States.

SCHWAB SMALL-CAP INDEX FUND(R)

BORROWING/SENIOR SECURITIES                                 Proposals 2Ci, 2Ciii
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not borrow money or issue senior securities, except that the fund may borrow from banks as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes and then only in an amount not to exceed one-third of the value of its total assets (including the amount borrowed), provided that each fund will not purchase securities while borrowings represent more than 5% of its total assets.

NEW FUNDAMENTAL POLICY

The fund may not borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. See also new fundamental policy on senior securities above.

NEW NON-FUNDAMENTAL POLICY

The fund may not borrow money except that the fund may (i) borrow money from banks and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days) and the fund will not purchase securities while borrowings represent more than 5% of its total assets.

LENDING                                                            Proposal 2Cii
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not lend money to any person, except that each fund may (i) purchase a portion of an issue of short-term debt securities or similar obligations (including repurchase agreements) that are distributed publicly or customarily purchased by institutional investors, and (ii) lend its portfolio securities.

NEW FUNDAMENTAL POLICY

The fund may not make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NEW NON-FUNDAMENTAL POLICY

The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).


A-11 SCHWAB INTERNATIONAL INDEX FUND(R) - SCHWAB SMALL-CAP INDEX FUND(R) - APPENDIX

SENIOR SECURITIES/PLEDGING OF ASSETS                              Proposal 2Ciii
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not pledge, mortgage or hypothecate any of its assets, except that, to secure allowable borrowings, each fund may do so with respect to no more than one-third of the value of its total assets.

NEW FUNDAMENTAL POLICY

The fund may not issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

DIVERSIFICATION                                                      Proposal 2D
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not, as to 75% of its assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities or investments in other registered investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer.

NEW FUNDAMENTAL POLICY

The fund may not purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NEW NON-FUNDAMENTAL POLICY

The fund may not, as to 75% of its assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities or investments in other registered investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer.

RESTRICTED/ILLIQUID SECURITIES                                       Proposal 2F
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not invest more than 10% of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days.

NEW NON-FUNDAMENTAL POLICY

The fund may not invest more than 15% of its net assets in illiquid securities.

OFFICER/TRUSTEE OWNERSHIP                                            Proposal 2H
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not purchase or retain securities of an issuer if any of the officers, trustees or directors of the trust or the investment adviser individually own beneficially more than half of 1% of the securities of such issuer and together beneficially own more than 5% of the securities of such issuer.

INDUSTRY CONCENTRATION                                               Proposal 2I
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry (except that each fund may purchase securities under such circumstances only to the extent that its index is also so concentrated).

NEW FUNDAMENTAL POLICY

The fund may not concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NEW NON-FUNDAMENTAL POLICY

The fund may not purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry (except that each fund may purchase securities under such circumstances only to the extent that its index is also so concentrated).

COMMODITIES                                                          Proposal 2J
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that each fund may (i) purchase securities of companies that deal in real estate or interests therein, (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) for the S&P 500 Fund, purchase securities of companies that deal in precious metals or interests therein.

NEW FUNDAMENTAL POLICY

The fund may not purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NEW NON-FUNDAMENTAL POLICY

The fund may not purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that each fund may (i) purchase securities of companies that deal in real estate or interests therein, (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) for the S&P 500 Fund, purchase securities of companies that deal in precious metals or interests therein.

UNDERWRITING                                                         Proposal 2K
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not underwrite securities issued by others, except to the extent it may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of securities from its investment portfolio.

NEW FUNDAMENTAL POLICY

The fund may not underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

ISSUER CONTROL                                                       Proposal 2L
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not invest for the purpose of exercising control or management of another issuer.

NEW NON-FUNDAMENTAL POLICY

The fund may not invest for the purpose of exercising control or management of another issuer.


                                APPENDIX - SCHWAB SMALL-CAP INDEX FUND(R)   A-12

INVESTMENT OBJECTIVE                                                 Proposal 3a
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund seeks to track the price and dividend performance (total return) of the Schwab Small-Cap Index(R), an index created to represent the performance of common stocks of the second 1,000 largest U.S. companies, ranked by market capitalization (share price times the number of shares outstanding).

NEW FUNDAMENTAL POLICY

The fund seeks to track the performance of a benchmark index that measures the total return of small capitalization U.S. stocks.

NEW NON-FUNDAMENTAL POLICY

The fund intends to achieve its investment objective by tracking the price and dividend performance (total return) of the Schwab Small-Cap Index.

PORTFOLIO COMPOSITION                                                Proposal 3a
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund will invest at least 65% of its total assets in common stocks, or other equity securities including preferred stocks, rights and warrants.

CALIFORNIA LONG-TERM TAX-FREE BOND FUND

BORROWING                                                           Proposal 2Ci
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not borrow money except from banks as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes and then only in an amount not to exceed one-third of the value of its total assets (including the amount borrowed), provided that the fund will not purchase securities while borrowings represent more than 5% of its total assets.

NEW FUNDAMENTAL POLICY

The fund may not borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NEW NON-FUNDAMENTAL POLICY

The fund may not borrow money except that the fund may (i) borrow money from banks and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days) and the fund will not purchase securities while borrowings represent more than 5% of its total assets.

LENDING                                                            Proposal 2Cii
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not lend money to any person, except that it may (i) purchase a portion of an issue of short-term debt securities or similar obligations (including repurchase agreements) that are publicly distributed or customarily purchased by institutional investors, and (ii) lend its portfolio securities.

NEW FUNDAMENTAL POLICY

The fund may not make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NEW NON-FUNDAMENTAL POLICY

The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

SENIOR SECURITIES/PLEDGING OF ASSETS                              Proposal 2Ciii
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not pledge, mortgage or hypothecate any of its assets except that to secure allowable borrowings, the fund may do so with respect to no more than 10% of its net assets.

NEW FUNDAMENTAL POLICY

The fund may not issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

RESTRICTED/ILLIQUID SECURITIES                                       Proposal 2F
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not invest more than 10% of the total value of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days.

NEW NON-FUNDAMENTAL POLICY

The fund may not invest more than 15% of its net assets in illiquid securities.

OFFICER/TRUSTEE OWNERSHIP                                            Proposal 2H
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not purchase or retain securities of an issuer if any of the officers, trustees or directors of the trust or the investment adviser individually own beneficially more than 1/2 of 1% of the securities of such issuer and together beneficially own more than 5% of the securities of such issuer.

INDUSTRY CONCENTRATION                                               Proposal 2I
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry. Securities issued by governments or political subdivisions or authorities of governments are not considered to be securities subject to this industry concentration restriction.

NEW FUNDAMENTAL POLICY

The fund may not concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NEW NON-FUNDAMENTAL POLICY

The fund may not purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry. Securities issued by governments or political subdivisions or authorities of governments are not considered to be securities subject to this industry concentration restriction.


A-13 SCHWAB SMALL-CAP INDEX FUND(R) - CALIFORNIA LONG-TERM TAX-FREE BOND FUND - APPENDIX

COMMODITIES                                                          Proposal 2J
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not purchase or sell commodities or real estate, including interests in real estate limited partnerships, provided that the fund may (i) purchase securities of companies that deal in real estate or interests therein, and (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts.

NEW FUNDAMENTAL POLICY

The fund may not purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NEW NON-FUNDAMENTAL POLICY

The fund may not purchase or sell commodities or real estate, including interests in real estate limited partnerships, provided that the fund may (i) purchase securities of companies that deal in real estate or interests therein, and (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts.

UNDERWRITING                                                         Proposal 2K
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not underwrite securities issued by others except to the extent it may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of securities from its investment portfolio.

NEW FUNDAMENTAL POLICY

The fund may not underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

ISSUER CONTROL                                                       Proposal 2L
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not invest for the purpose of exercising control or management of another issuer.

NEW NON-FUNDAMENTAL POLICY

The fund may not invest for the purpose of exercising control or management of another issuer.

NON-DIVERSIFICATION                                                  Proposal 2N
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not, as to 75% of its assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer, except that provided that no more than 25% of the fund's total assets would be invested in the securities of a single issuer, up to 50% of the fund's total assets may be invested without regard to this 5% limitation.

NEW NON-FUNDAMENTAL POLICY

The fund may not, as to 75% of its assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer, except that provided that no more than 25% of the fund's total assets would be invested in the securities of a single issuer, up to 50% of the fund's total assets may be invested without regard to this 5% limitation.

CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND

BORROWING                                                           Proposal 2Ci
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not borrow money except from banks as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes and then only in an amount not to exceed one-third of the value of its total assets (including the amount borrowed), provided that the fund will not purchase securities while borrowings represent more than 5% of its total assets.

NEW FUNDAMENTAL POLICY

The fund may not borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NEW NON-FUNDAMENTAL POLICY

The fund may not borrow money except that the fund may (i) borrow money from banks and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days) and the fund will not purchase securities while borrowings represent more than 5% of its total assets.

LENDING                                                            Proposal 2Cii
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not lend money to any person, except that it may (i) purchase a portion of an issue of short-term debt securities or similar obligations (including repurchase agreements) that are publicly distributed or customarily purchased by institutional investors, and (ii) lend its portfolio securities.

NEW FUNDAMENTAL POLICY

The fund may not make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NEW NON-FUNDAMENTAL POLICY

The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

SENIOR SECURITIES/PLEDGING OF ASSETS                              Proposal 2Ciii
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not pledge, mortgage or hypothecate any of its assets except that to secure allowable borrowings, the fund may do so with respect to no more than 10% of its net assets.

NEW FUNDAMENTAL POLICY

The fund may not issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

RESTRICTED/ILLIQUID SECURITIES                                       Proposal 2F
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not invest more than 10% of the total value of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days.


APPENDIX - CALIFORNIA LONG-TERM TAX-FREE BOND FUND - CALIFORNIA
SHORT/INTERMEDIATE TAX-FREE BOND FUND                                       A-14

NEW NON-FUNDAMENTAL POLICY

The fund may not invest more than 15% of its net assets in illiquid securities.

OFFICER/TRUSTEE OWNERSHIP                                            Proposal 2H
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not purchase or retain securities of an issuer if any of the officers, trustees or directors of the trust or the investment adviser individually own beneficially more than 1/2 of 1% of the securities of such issuer and together beneficially own more than 5% of the securities of such issuer.

INDUSTRY CONCENTRATION                                               Proposal 2I
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry. Securities issued by governments or political subdivisions or authorities of governments are not considered to be securities subject to this industry concentration restriction.

NEW FUNDAMENTAL POLICY

The fund may not concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NEW NON-FUNDAMENTAL POLICY

The fund may not purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry. Securities issued by governments or political subdivisions or authorities of governments are not considered to be securities subject to this industry concentration restriction.

COMMODITIES                                                          Proposal 2J
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not purchase or sell commodities or real estate, including interests in real estate limited partnerships, provided that the fund may (i) purchase securities of companies that deal in real estate or interests therein, and (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts.

NEW FUNDAMENTAL POLICY

The fund may not purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NEW NON-FUNDAMENTAL POLICY

The fund may not purchase or sell commodities or real estate, including interests in real estate limited partnerships, provided that the fund may (i) purchase securities of companies that deal in real estate or interests therein, and (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts.

UNDERWRITING                                                         Proposal 2K
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not underwrite securities issued by others except to the extent it may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of securities from its investment portfolio.

NEW FUNDAMENTAL POLICY

The fund may not underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

ISSUER CONTROL                                                       Proposal 2L
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not invest for the purpose of exercising control or management of another issuer.

NEW NON-FUNDAMENTAL POLICY

The fund may not invest for the purpose of exercising control or management of another issuer.

NON-DIVERSIFICATION                                                  Proposal 2N
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not, as to 75% of its assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer, except that provided that no more than 25% of the fund's total assets would be invested in the securities of a single issuer, up to 50% of the fund's total assets may be invested without regard to this 5% limitation.

NEW NON-FUNDAMENTAL POLICY

The fund may not, as to 75% of its assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer, except that provided that no more than 25% of the fund's total assets would be invested in the securities of a single issuer, up to 50% of the fund's total assets may be invested without regard to this 5% limitation.

LONG-TERM TAX-FREE BOND FUND

BORROWING                                                           Proposal 2Ci
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not borrow money except from banks as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes and then only in an amount not to exceed one-third of the value of its total assets (including the amount borrowed), provided that the fund will not purchase securities while borrowings represent more than 5% of its total assets.

NEW FUNDAMENTAL POLICY

The fund may not borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NEW NON-FUNDAMENTAL POLICY

The fund may not borrow money except that the fund may (i) borrow money from banks and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days) and the fund will not purchase securities while borrowings represent more than 5% of its total assets.


A-15 CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND - LONG-TERM TAX-FREE BOND FUND - APPENDIX

LENDING                                                            Proposal 2Cii
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not lend money to any person, except that it may (i) purchase a portion of an issue of short-term debt securities or similar obligations (including repurchase agreements) that are publicly distributed or customarily purchased by institutional investors, and (ii) lend its portfolio securities.

NEW FUNDAMENTAL POLICY

The fund may not make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NEW NON-FUNDAMENTAL POLICY

The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

SENIOR SECURITIES/PLEDGING OF ASSETS                              Proposal 2Ciii
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not pledge, mortgage or hypothecate any of its assets except that to secure allowable borrowings, the fund may do so with respect to no more than 10% of its net assets.

NEW FUNDAMENTAL POLICY

The fund may not issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

RESTRICTED/ILLIQUID SECURITIES                                       Proposal 2F
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not invest more than 10% of the total value of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days.

NEW NON-FUNDAMENTAL POLICY

The fund may not invest more than 15% of its net assets in illiquid securities.

OFFICER/TRUSTEE OWNERSHIP                                            Proposal 2H
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not purchase or retain securities of an issuer if any of the officers, trustees or directors of the trust or the investment adviser individually own beneficially more than 1/2 of 1% of the securities of such issuer and together beneficially own more than 5% of the securities of such issuer.

INDUSTRY CONCENTRATION                                               Proposal 2I
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry. Securities issued by governments or political subdivisions or authorities of governments are not considered to be securities subject to this industry concentration restriction.

NEW FUNDAMENTAL POLICY

The fund may not concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NEW NON-FUNDAMENTAL POLICY

The fund may not purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry. Securities issued by governments or political subdivisions or authorities of governments are not considered to be securities subject to this industry concentration restriction.

COMMODITIES                                                          Proposal 2J
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not purchase or sell commodities or real estate, including interests in real estate limited partnerships, provided that the fund may (i) purchase securities of companies that deal in real estate or interests therein, and (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts.

NEW FUNDAMENTAL POLICY

The fund may not purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NEW NON-FUNDAMENTAL POLICY

The fund may not purchase or sell commodities or real estate, including interests in real estate limited partnerships, provided that the fund may (i) purchase securities of companies that deal in real estate or interests therein, and (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts.

UNDERWRITING                                                         Proposal 2K
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not underwrite securities issued by others except to the extent it may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of securities from its investment portfolio.

NEW FUNDAMENTAL POLICY

The fund may not underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

ISSUER CONTROL                                                       Proposal 2L
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not invest for the purpose of exercising control or management of another issuer.

NEW NON-FUNDAMENTAL POLICY

The fund may not invest for the purpose of exercising control or management of another issuer.


                               APPENDIX - LONG-TERM TAX-FREE BOND FUND      A-16

NON-DIVERSIFICATION                                                  Proposal 2N
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not, as to 75% of its assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer, except that provided that no more than 25% of the fund's total assets would be invested in the securities of a single issuer, up to 50% of the fund's total assets may be invested without regard to this 5% limitation.

NEW NON-FUNDAMENTAL POLICY

The fund may not, as to 75% of its assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer, except that provided that no more than 25% of the fund's total assets would be invested in the securities of a single issuer, up to 50% of the fund's total assets may be invested without regard to this 5% limitation.

SHORT/INTERMEDIATE TAX-FREE BOND FUND

BORROWING                                                           Proposal 2Ci
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not borrow money except from banks as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes and then only in an amount not to exceed one-third of the value of its total assets (including the amount borrowed), provided that the fund will not purchase securities while borrowings represent more than 5% of its total assets.

NEW FUNDAMENTAL POLICY

The fund may not borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NEW NON-FUNDAMENTAL POLICY

The fund may not borrow money except that the fund may (i) borrow money from banks and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days) and the fund will not purchase securities while borrowings represent more than 5% of its total assets.

LENDING                                                            Proposal 2Cii
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not lend money to any person, except that it may (i) purchase a portion of an issue of short-term debt securities or similar obligations (including repurchase agreements) that are publicly distributed or customarily purchased by institutional investors, and (ii) lend its portfolio securities.

NEW FUNDAMENTAL POLICY

The fund may not make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NEW NON-FUNDAMENTAL POLICY

The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

SENIOR SECURITIES/PLEDGING OF ASSETS                              Proposal 2Ciii
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not pledge, mortgage or hypothecate any of its assets except that to secure allowable borrowings, the fund may do so with respect to no more than 10% of its net assets.

NEW FUNDAMENTAL POLICY

The fund may not issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

RESTRICTED/ILLIQUID SECURITIES                                       Proposal 2F
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not invest more than 10% of the total value of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days.

NEW NON-FUNDAMENTAL POLICY

The fund may not invest more than 15% of its net assets in illiquid securities.

OFFICER/TRUSTEE OWNERSHIP                                            Proposal 2H
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not purchase or retain securities of an issuer if any of the officers, trustees or directors of the trust or the investment adviser individually own beneficially more than 1/2 of 1% of the securities of such issuer and together beneficially own more than 5% of the securities of such issuer.

INDUSTRY CONCENTRATION                                               Proposal 2I
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry. Securities issued by governments or political subdivisions or authorities of governments are not considered to be securities subject to this industry concentration restriction.

NEW FUNDAMENTAL POLICY

The fund may not concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NEW NON-FUNDAMENTAL POLICY

The fund may not purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry. Securities issued by governments or political subdivisions or authorities of governments are not considered to be securities subject to this industry concentration restriction.


A-17 LONG-TERM TAX-FREE BOND FUND - SHORT/INTERMEDIATE TAX-FREE BOND FUND - APPENDIX

COMMODITIES                                                          Proposal 2J
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not purchase or sell commodities or real estate, including interests in real estate limited partnerships, provided that the fund may (i) purchase securities of companies that deal in real estate or interests therein, and (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts.

NEW FUNDAMENTAL POLICY

The fund may not purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NEW NON-FUNDAMENTAL POLICY

The fund may not purchase or sell commodities or real estate, including interests in real estate limited partnerships, provided that the fund may (i) purchase securities of companies that deal in real estate or interests therein, and (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts.

UNDERWRITING                                                         Proposal 2K
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not underwrite securities issued by others except to the extent it may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of securities from its investment portfolio.

NEW FUNDAMENTAL POLICY

The fund may not underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

ISSUER CONTROL                                                       Proposal 2L
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not invest for the purpose of exercising control or management of another issuer.

NEW NON-FUNDAMENTAL POLICY

The fund may not invest for the purpose of exercising control or management of another issuer.

NON-DIVERSIFICATION                                                  Proposal 2N
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not, as to 75% of its assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer, except that provided that no more than 25% of the fund's total assets would be invested in the securities of a single issuer, up to 50% of the fund's total assets may be invested without regard to this 5% limitation.

NEW NON-FUNDAMENTAL POLICY

The fund may not, as to 75% of its assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer, except that provided that no more than 25% of the fund's total assets would be invested in the securities of a single issuer, up to 50% of the fund's total assets may be invested without regard to this 5% limitation.

SHORT-TERM BOND MARKET INDEX FUND

DIVERSIFICATION                                                      Proposal 2D
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not, as to 75% of the fund's assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities) if, as a result more than 5% of the value of its total assets would be invested in the securities of such issuer.

NEW FUNDAMENTAL POLICY

The fund may not purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NEW NON-FUNDAMENTAL POLICY

The fund may not, as to 75% of its assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities) if, as a result more than 5% of the value of its total assets would be invested in the securities of such issuer.

ISSUER CONTROL                                                       Proposal 2L
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not invest for the purpose of exercising control or management of another issuer.

NEW NON-FUNDAMENTAL POLICY

The fund may not invest for the purpose of exercising control or management of another issuer.

TOTAL BOND MARKET INDEX FUND(TM)

DIVERSIFICATION                                                      Proposal 2D
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not, as to 75% of the fund's assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities) if, as a result more than 5% of the value of its total assets would be invested in the securities of such issuer.

NEW FUNDAMENTAL POLICY

The fund may not purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NEW NON-FUNDAMENTAL POLICY

The fund may not, as to 75% of the fund's assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities) if, as a result more than 5% of the value of its total assets would be invested in the securities of such issuer.

ISSUER CONTROL                                                       Proposal 2L
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not invest for the purpose of exercising control or management of another issuer.


APPENDIX - SHORT/INTERMEDIATE TAX-FREE BOND FUND - TOTAL BOND
MARKET INDEX FUND(TM)                                                       A-18

NEW NON-FUNDAMENTAL POLICY

The fund may not invest for the purpose of exercising control or management of another issuer.

CALIFORNIA MUNICIPAL MONEY FUND

RESTRICTED/ILLIQUID SECURITIES                                       Proposal 2F
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not enter into a repurchase agreement if more than 10% of its net assets would be subject to repurchase agreements maturing in more than 7-days.

NEW NON-FUNDAMENTAL POLICY

The fund may not invest more than 10% of its net assets in illiquid securities.

OFFICER/TRUSTEE OWNERSHIP                                            Proposal 2H
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not purchase or retain securities of an issuer if any of the officers, trustees or directors of the trust or its investment adviser individually own beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

INDUSTRY CONCENTRATION                                               Proposal 2I
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of its total assets would be invested in any industry (although securities issued by governments or political subdivisions of governments are not considered to be securities subject to this industry concentration restriction).

NEW FUNDAMENTAL POLICY

The fund may not concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NEW NON-FUNDAMENTAL POLICY

The fund may not purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of its total assets would be invested in any industry (although securities issued by governments or political subdivisions of governments are not considered to be securities subject to this industry concentration restriction).

COMMODITIES                                                          Proposal 2J
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not invest in commodities or commodity futures contracts or in real estate, except that each fund may invest in municipal securities secured by real estate or interests therein.

NEW FUNDAMENTAL POLICY

The fund may not purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NEW NON-FUNDAMENTAL POLICY

The fund may not invest in commodities or commodity futures contracts or in real estate, except that each fund may invest in municipal securities secured by real estate or interests therein.

UNDERWRITING                                                         Proposal 2K
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not underwrite securities issued by others, except to the extent it may be deemed an underwriter under the federal securities laws in connection with the disposition of securities from its investment portfolio.

NEW FUNDAMENTAL POLICY

The fund may not underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

ISSUER CONTROL                                                       Proposal 2L
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not invest for the purpose of exercising control or management of another issuer.

NEW NON-FUNDAMENTAL POLICY

The fund may not invest for the purpose of exercising control or management of another issuer.

OIL/GAS/MINERAL INTERESTS                                            Proposal 2M
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in municipal securities of issuers which invest in or sponsor such programs.

NEW NON-FUNDAMENTAL POLICY

The fund may not invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in municipal securities of issuers which invest in or sponsor such programs.

NON-DIVERSIFICATION                                                  Proposal 2N
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not purchase securities of any issuer unless consistent with the maintenance of its status as a non-diversified company under the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

NEW NON-FUNDAMENTAL POLICY

The fund may not purchase securities of any issuer unless consistent with the maintenance of its respective status as a non-diversified company under the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

GOVERNMENT MONEY FUND

"ALL FUNDAMENTAL" POLICY                                             Proposal 2A
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not amend any investment policy without approval by holders of a majority of its outstanding voting shares as defined by the 1940 Act.

MATURITY                                                             Proposal 2B
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not purchase securities deemed to mature in more than 365 days.


A-19     TOTAL BOND MARKET INDEX FUND(TM) -  GOVERNMENT MONEY FUND - APPENDIX

NEW NON-FUNDAMENTAL POLICY

The fund may not purchase money market securities deemed to mature in more than 397 days.

BORROWING                                                           Proposal 2Ci
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not borrow money, except as a temporary measure for extraordinary or emergency purposes, and then only in an amount up to one-third of the value of its total assets in order to meet redemption requests without immediately selling any portfolio securities. The fund will not borrow for leverage purposes or purchase securities or make investments while reverse repurchase agreements or borrowings are outstanding. Any borrowings will not be collateralized. If for any reason the current value of the total net assets of the fund falls below an amount equal to three times the amount of indebtedness from money borrowed, the fund will, within three business days, reduce its indebtedness to the extent necessary.

NEW FUNDAMENTAL POLICY

The fund may not borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NEW NON-FUNDAMENTAL POLICY

The fund may not borrow money except that the fund may (i) borrow money from banks and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days) and the fund will not purchase securities while borrowings represent more than 5% of its total assets.

LENDING                                                            Proposal 2Cii
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objectives and policies).

NEW FUNDAMENTAL POLICY

The fund may not make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NEW NON-FUNDAMENTAL POLICY

The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

SENIOR SECURITIES                                                 Proposal 2Ciii
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not issue senior securities as defined in the 1940 Act.

NEW FUNDAMENTAL POLICY

The fund may not issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

PUTS AND CALLS                                                    Proposal 2Ciii
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not write, purchase or sell puts, calls or combinations thereof.

NEW NON-FUNDAMENTAL POLICY

The fund may not write, purchase or sell puts, calls or combinations thereof.

SHORT SALES                                                       Proposal 2Ciii
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not make short sales of securities, or purchase any securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions.

NEW NON-FUNDAMENTAL POLICY

The fund may not make short sales of securities, or purchase any securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions.

DIVERSIFICATION                                                      Proposal 2D
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities) if, as a result thereof, more than 5% of the value of its assets would be invested in the securities of such issuer.

The fund may not purchase, in the aggregate with all other Schwab Money Funds, more than 10% of any class of securities of any issuer. All debt securities and all preferred stocks are each considered as one class.

NEW FUNDAMENTAL POLICY

The fund may not purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NEW NON-FUNDAMENTAL POLICY

The fund may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities, or securities of other investment companies) if, as a result more than 5% of the value of its assets would be invested in the securities of such issuer, except that the fund may invest up to 25% of its total assets in the first tier securities of a single issuer for up to three business days.

UNSEASONED ISSUERS                                                   Proposal 2E
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not invest more than 5% of its total assets in securities of issuers (other than obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities) that, with their predecessors, have a record of less than three years of continuous operation.

RESTRICTED/ILLIQUID SECURITIES                                       Proposal 2F
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund will invest no more than 10% of its net assets in illiquid securities. The fund may not enter into repurchase agreements if, as a result thereof, more than 10% its net assets valued at the time of the transaction would be subject to repurchase agreements maturing in more than 7-days. The fund may not invest more than 5% of its total assets in securities restricted as to disposition under the federal securities laws (except commercial paper issued under Section 4(2) of the Securities Act of 1933, as amended).


                                    APPENDIX - GOVERNMENT MONEY FUND        A-20

NEW NON-FUNDAMENTAL POLICY

The fund may not invest more than 10% of its net assets in illiquid securities.

INVESTMENT COMPANY SECURITIES                                        Proposal 2G
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

NEW NON-FUNDAMENTAL POLICY

The fund may not purchase securities of other investment companies, except as permitted by the Investment Company Act of 1940, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time.

OFFICER/TRUSTEE OWNERSHIP                                            Proposal 2H
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not purchase or retain securities of an issuer if any of the officers, trustees or directors of the Trust or its investment adviser or sub-adviser individually owns beneficially more than 1/2 of 1% of the securities of such issuer and together beneficially own more than 5% of the securities of such issuer.

INDUSTRY CONCENTRATION                                               Proposal 2I
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not concentrate 25% or more of the value of its assets in any one industry; provided, however, that it reserves the freedom of action to invest up to 100% of its assets in certificates of deposit or bankers' acceptances issued by domestic branches of U.S. banks and U.S. branches of foreign banks (which the fund has determined to be subject to the same regulation as U.S. banks), or obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities in accordance with its investment objective and policies.

NEW FUNDAMENTAL POLICY

The fund may not concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NEW NON-FUNDAMENTAL POLICY

The fund may not concentrate 25% or more of the value of its assets in any one industry; provided, however, that it reserves the freedom of action to invest up to 100% of its assets in certificates of deposit or bankers' acceptances issued by domestic branches of U.S. banks and U.S. branches of foreign banks (which the fund has determined to be subject to the same regulation as U.S. banks), or obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities in accordance to its investment objective and policies.

COMMODITIES                                                          Proposal 2J
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not invest in commodities or commodity contracts, futures contracts, real estate or real estate limited partnerships, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

NEW FUNDAMENTAL POLICY

The fund may not purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NEW NON-FUNDAMENTAL POLICY

The fund may not invest in commodities or commodity contracts, futures contracts, real estate or real estate limited partnerships, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

UNDERWRITING                                                         Proposal 2K
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not underwrite securities issued by others except to the extent it may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of securities from its investment portfolio.

NEW FUNDAMENTAL POLICY

The fund may not underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

ISSUER CONTROL                                                       Proposal 2L
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not invest for the purpose of exercising control or management of another issuer.

NEW NON-FUNDAMENTAL POLICY

The fund may not invest for the purpose of exercising control or management of another issuer.

OIL/GAS/MINERAL INTERESTS                                            Proposal 2M
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not invest in interests in oil, gas, mineral leases or other mineral exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

NEW NON-FUNDAMENTAL POLICY

The fund may not invest in interests in oil, gas, mineral leases or other mineral exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

INSTITUTIONAL ADVANTAGE MONEY FUND(R)

BORROWING                                                           Proposal 2Ci
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not borrow money, except as a temporary measure for extraordinary or emergency purposes, and then only in an amount up to one-third of the value of its total assets in order to meet redemption requests without immediately selling any portfolio securities. The fund will not borrow for leverage purposes or purchase securities or make investments while reverse repurchase agreements or borrowings are outstanding. If for any reason the current value of the total net assets of the fund falls below an amount equal to three times the amount of indebtedness from money borrowed, the fund will, within three business days, reduce its indebtedness to the extent necessary.

NEW FUNDAMENTAL POLICY

The fund may not borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.


A-21    GOVERNMENT MONEY FUND - INSTITUTIONAL ADVANTAGE MONEY FUND(R) - APPENDIX

NEW NON-FUNDAMENTAL POLICY

The fund may not borrow money except that the fund may (i) borrow money from banks and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days) and the fund will not purchase securities while borrowings represent more than 5% of its total assets.

LENDING                                                            Proposal 2Cii
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objectives and policies), except the fund may (1) purchase a portion of an issue of short-term debt securities or similar obligations (including repurchase agreements) that are publicly distributed or customarily purchased by institutional investors; and (2) lend its portfolio securities.

NEW FUNDAMENTAL POLICY

The fund may not make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NEW NON-FUNDAMENTAL POLICY

The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

SENIOR SECURITIES                                                 Proposal 2Ciii
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not issue senior securities as defined in the 1940 Act.

NEW FUNDAMENTAL POLICY

The fund may not issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

PUTS AND CALLS                                                    Proposal 2Ciii
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not write, purchase or sell puts, calls or combinations thereof.

NEW NON-FUNDAMENTAL POLICY

The fund may not write, purchase or sell puts, calls or combinations thereof.

SHORT SALES                                                       Proposal 2Ciii
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not make short sales of securities, or purchase any securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions.

NEW NON-FUNDAMENTAL POLICY

The fund may not make short sales of securities, or purchase any securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions.

DIVERSIFICATION                                                      Proposal 2D
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities) if, as a result thereof, more than 5% of the value of its assets would be invested in the securities of such issuer.

The fund may not purchase, in the aggregate with all other Schwab Money Funds, more than 10% of any class of securities of any issuer. All debt securities and all preferred stocks are each considered as one class.

NEW FUNDAMENTAL POLICY

The fund may not purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NEW NON-FUNDAMENTAL POLICY

The fund may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities, or securities of other investment companies) if, as a result more than 5% of the value of its assets would be invested in the securities of such issuer, except that the fund may invest up to 25% of its total assets in the first tier securities of a single issuer for up to three business days.

UNSEASONED ISSUERS                                                   Proposal 2E
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not invest more than 5% of its total assets in securities of issuers (other than obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities) that, with their predecessors, have a record of less than three years of continuous operation.

RESTRICTED/ILLIQUID SECURITIES                                       Proposal 2F
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund will invest no more than 10% of its net assets in illiquid securities. The fund may not enter into repurchase agreements if, as a result thereof, more than 10% its net assets valued at the time of the transaction would be subject to repurchase agreements maturing in more than 7-days. The fund may not invest more than 5% of its total assets in securities restricted as to disposition under the federal securities laws (except commercial paper issued under Section 4(2) of the Securities Act of 1933, as amended).

NEW NON-FUNDAMENTAL POLICY

The fund may not invest more than 10% of its net assets in illiquid securities.

INVESTMENT COMPANY SECURITIES                                        Proposal 2G
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

NEW NON-FUNDAMENTAL POLICY

The fund may not purchase securities of other investment companies, except as permitted by the Investment Company Act of 1940, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time.


                       APPENDIX - INSTITUTIONAL ADVANTAGE MONEY FUND(R)     A-22

OFFICER/TRUSTEE OWNERSHIP                                            Proposal 2H
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not purchase or retain securities of an issuer if any of the officers, trustees or directors of the Trust or its investment adviser or the sub-adviser individually own beneficially more than 1/2 of 1% of the securities of such issuer and together beneficially own more than 5% of the securities of such issuer.

INDUSTRY CONCENTRATION                                               Proposal 2I
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not concentrate 25% or more of the value of its assets in any one industry; provided, however, that it reserves the freedom of action to invest up to 100% of its assets in certificates of deposit or bankers' acceptances issued by domestic branches of U.S. banks and U.S. branches of foreign banks (which the fund has determined to be subject to the same regulation as U.S. banks), or obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities in accordance with its investment objective and policies.

NEW FUNDAMENTAL POLICY

The fund may not concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NEW NON-FUNDAMENTAL POLICY

The fund may not concentrate 25% or more of the value of its assets in any one industry; provided, however, that it reserves the freedom of action to invest up to 100% of its assets in certificates of deposit or bankers' acceptances issued by domestic branches of U.S. banks and U.S. branches of foreign banks (which the fund has determined to be subject to the same regulation as U.S. banks), or obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities in accordance its investment objective and policies.

COMMODITIES                                                          Proposal 2J
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not invest in commodities or commodity contracts, futures contracts, real estate or real estate limited partnerships, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

NEW FUNDAMENTAL POLICY

The fund may not purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NEW NON-FUNDAMENTAL POLICY

The fund may not invest in commodities or commodity contracts, futures contracts, real estate or real estate limited partnerships, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

UNDERWRITING                                                         Proposal 2K
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not underwrite securities issued by others except to the extent it may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of securities from its investment portfolio.

NEW FUNDAMENTAL POLICY

The fund may not underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

ISSUER CONTROL                                                       Proposal 2L
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not invest for the purpose of exercising control or management of another issuer.

NEW NON-FUNDAMENTAL POLICY

The fund may not invest for the purpose of exercising control or management of another issuer.

OIL/GAS/MINERAL INTERESTS                                            Proposal 2M
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not invest in interests in oil, gas, mineral leases or other mineral exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

NEW NON-FUNDAMENTAL POLICY

The fund may not invest in interests in oil, gas, mineral leases or other mineral exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

MONEY MARKET FUND

"ALL FUNDAMENTAL" POLICY                                             Proposal 2A
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not amend any investment policy without approval by holders of a majority of its outstanding voting shares as defined by the 1940 Act.

MATURITY                                                             Proposal 2B
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not purchase securities deemed to mature in more than 365 days.

NEW NON-FUNDAMENTAL POLICY

The fund may not purchase money market securities deemed to mature in more than 397 days.

BORROWING                                                           Proposal 2Ci
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not borrow money, except as a temporary measure for extraordinary or emergency purposes, and then only in an amount up to one-third of the value of its total assets in order to meet redemption requests without immediately selling any portfolio securities. The fund will not borrow for leverage purposes or purchase securities or make investments while reverse repurchase agreements or borrowings are outstanding. Any borrowings will not be collateralized. If for any reason the current value of the total net assets of the fund falls below an amount equal to three times the amount of indebtedness from money borrowed, the fund will, within three business days, reduce its indebtedness to the extent necessary.

NEW FUNDAMENTAL POLICY

The fund may not borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.


A-23     INSTITUTIONAL ADVANTAGE MONEY FUND(R) - MONEY MARKET FUND - APPENDIX

NEW NON-FUNDAMENTAL POLICY

The fund may not borrow money except that the fund may (i) borrow money from banks and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days) and the fund will not purchase securities while borrowings represent more than 5% of its total assets.

LENDING                                                            Proposal 2Cii
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objectives and policies).

NEW FUNDAMENTAL POLICY

The fund may not make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NEW NON-FUNDAMENTAL POLICY

The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

SENIOR SECURITIES                                                 Proposal 2Ciii
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not issue senior securities as defined in the 1940 Act.

NEW FUNDAMENTAL POLICY

The fund may not issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

PUTS AND CALLS                                                    Proposal 2Ciii
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not write, purchase or sell puts, calls or combinations thereof.

NEW NON-FUNDAMENTAL POLICY

The fund may not write, purchase or sell puts, calls or combinations thereof.

SHORT SALES                                                       Proposal 2Ciii
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not make short sales of securities, or purchase any securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions.

NEW NON-FUNDAMENTAL POLICY

The fund may not make short sales of securities, or purchase any securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions.

DIVERSIFICATION                                                      Proposal 2D
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities) if, as a result thereof, more than 5% of the value of its assets would be invested in the securities of such issuer.

The fund may not purchase, in the aggregate with all other Schwab Money Funds, more than 10% of any class of securities of any issuer. All debt securities and all preferred stocks are each considered as one class.

NEW FUNDAMENTAL POLICY

The fund may not purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NEW NON-FUNDAMENTAL POLICY

The fund may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities, or securities of other investment companies) if, as a result more than 5% of the value of its assets would be invested in the securities of such issuer, except that the fund may invest up to 25% of its total assets in the first tier securities of a single issuer for up to three business days.

UNSEASONED ISSUERS                                                   Proposal 2E
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not invest more than 5% of its total assets in securities of issuers (other than obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities) that, with their predecessors, have a record of less than three years of continuous operation.

RESTRICTED/ILLIQUID SECURITIES                                       Proposal 2F
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund will invest no more than 10% of its net assets in illiquid securities. The fund may not enter into repurchase agreements if, as a result thereof, more than 10% its net assets valued at the time of the transaction would be subject to repurchase agreements maturing in more than 7-days. The fund may not invest more than 5% of its total assets in securities restricted as to disposition under the federal securities laws (except commercial paper issued under Section 4(2) of the Securities Act of 1933, as amended).

NEW NON-FUNDAMENTAL POLICY

The fund may not invest more than 10% of its net assets in illiquid securities.

INVESTMENT COMPANY SECURITIES                                        Proposal 2G
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

NEW NON-FUNDAMENTAL POLICY

The fund may not purchase securities of other investment companies, except as permitted by the Investment Company Act of 1940, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time.


                                            APPENDIX - MONEY MARKET FUND    A-24

OFFICER/TRUSTEE OWNERSHIP                                            Proposal 2H
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not purchase or retain securities of an issuer if any of the officers, trustees or directors of the Trust or its investment adviser or sub-adviser individually owns beneficially more than 1/2 of 1% of the securities of such issuer and together beneficially own more than 5% of the securities of such issuer.

INDUSTRY CONCENTRATION                                               Proposal 2I
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not concentrate 25% or more of the value of its assets in any one industry; provided, however, that it reserves the freedom of action to invest up to 100% of its assets in certificates of deposit or bankers' acceptances issued by domestic branches of U.S. banks and U.S. branches of foreign banks (which the fund has determined to be subject to the same regulation as U.S. banks), or obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities in accordance with its investment objective and policies.

NEW FUNDAMENTAL POLICY

The fund may not concentrate investments in a particular industry or a group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NEW NON-FUNDAMENTAL POLICY

The fund may not concentrate 25% or more of the value of its assets in any one industry; provided, however, that it reserves the freedom of action to invest up to 100% of its assets in certificates of deposit or bankers' acceptances issued by domestic branches of U.S. banks and U.S. branches of foreign banks (which the fund has determined to be subject to the same regulation as U.S. banks), or obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities in accordance to its investment objective and policies.

COMMODITIES                                                          Proposal 2J
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not invest in commodities or commodity contracts, futures contracts, real estate or real estate limited partnerships, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

NEW FUNDAMENTAL POLICY

The fund may not purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NEW NON-FUNDAMENTAL POLICY

The fund may not invest in commodities or commodity contracts, futures contracts, real estate or real estate limited partnerships, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

UNDERWRITING                                                         Proposal 2K
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not underwrite securities issued by others except to the extent it may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of securities from its investment portfolio.

NEW FUNDAMENTAL POLICY

The fund may not underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

ISSUER CONTROL                                                       Proposal 2L
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not invest for the purpose of exercising control or management of another issuer.

NEW NON-FUNDAMENTAL POLICY

The fund may not invest for the purpose of exercising control or management of another issuer.

OIL/GAS/MINERAL INTERESTS                                            Proposal 2M
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not invest in interests in oil, gas, mineral leases or other mineral exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

NEW NON-FUNDAMENTAL POLICY

The fund may not invest in interests in oil, gas, mineral leases or other mineral exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

MUNICIPAL MONEY FUND

RESTRICTED/ILLIQUID SECURITIES                                       Proposal 2F
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not enter into a repurchase agreement if more than 10% of its net assets would be subject to repurchase agreements maturing in more than 7-days.

NEW NON-FUNDAMENTAL POLICY

The fund may not invest more than 10% of its net assets in illiquid securities.

OFFICER/TRUSTEE OWNERSHIP                                            Proposal 2H
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not purchase or retain securities of an issuer if any of the officers, trustees or directors of the trust or its investment adviser individually own beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

INDUSTRY CONCENTRATION                                               Proposal 2I
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of its total assets would be invested in any industry (although securities issued by governments or political subdivisions of governments are not considered to be securities subject to this industry concentration restriction) or in any one state.

NEW FUNDAMENTAL POLICY

The fund may not concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.


A-25     MONEY MARKET FUND - MUNICIPAL MONEY FUND - APPENDIX

NEW NON-FUNDAMENTAL POLICY

The fund may not purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of its total assets would be invested in any industry (although securities issued by governments or political subdivisions of governments are not considered to be securities subject to this industry concentration restriction) or in any one state.

COMMODITIES                                                          Proposal 2J
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not invest in commodities or commodity futures contracts or in real estate, except that each fund may invest in municipal securities secured by real estate or interests therein.

NEW FUNDAMENTAL POLICY

The fund may not purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NEW NON-FUNDAMENTAL POLICY

The fund may not invest in commodities or commodity futures contracts or in real estate, except that each fund may invest in municipal securities secured by real estate or interests therein.

UNDERWRITING                                                         Proposal 2K
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not underwrite securities issued by others, except to the extent it may be deemed an underwriter under the federal securities laws in connection with the disposition of securities from its investment portfolio.

NEW FUNDAMENTAL POLICY

The fund may not underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

ISSUER CONTROL                                                       Proposal 2L
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not invest for the purpose of exercising control or management of another issuer.

NEW NON-FUNDAMENTAL POLICY

The fund may not invest for the purpose of exercising control or management of another issuer.

OIL/GAS/MINERAL INTERESTS                                            Proposal 2M
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in municipal securities of issuers which invest in or sponsor such programs.

NEW NON-FUNDAMENTAL POLICY

The fund may not invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in municipal securities of issuers which invest in or sponsor such programs.

NEW YORK MUNICIPAL MONEY FUND

RESTRICTED/ILLIQUID SECURITIES                                       Proposal 2F
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not enter into a repurchase agreement if more than 10% of its net assets would be subject to repurchase agreements maturing in more than 7-days.

NEW NON-FUNDAMENTAL POLICY

The fund may not invest more than 10% of its net assets in illiquid securities.

OFFICER/TRUSTEE OWNERSHIP                                            Proposal 2H
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not purchase or retain securities of an issuer if any of the officers, trustees or directors of the trust or its investment adviser individually own beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

INDUSTRY CONCENTRATION                                               Proposal 2I
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of its total assets would be invested in any industry (although securities issued by governments or political subdivisions of governments are not considered to be securities subject to this industry concentration restriction).

NEW FUNDAMENTAL POLICY

The fund may not concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NEW NON-FUNDAMENTAL POLICY

The fund may not purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of its total assets would be invested in any industry (although securities issued by governments or political subdivisions of governments are not considered to be securities subject to this industry concentration restriction).

COMMODITIES                                                          Proposal 2J
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not invest in commodities or commodity futures contracts or in real estate, except that each fund may invest in municipal securities secured by real estate or interests therein.

NEW FUNDAMENTAL POLICY

The fund may not purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NEW NON-FUNDAMENTAL POLICY

The fund may not invest in commodities or commodity futures contracts or in real estate, except that each fund may invest in municipal securities secured by real estate or interests therein.


         APPENDIX - MUNICIPAL MONEY FUND - NEW YORK MUNICIPAL MONEY FUND    A-26

UNDERWRITING                                                         Proposal 2K
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not underwrite securities issued by others, except to the extent it may be deemed an underwriter under the federal securities laws in connection with the disposition of securities from its investment portfolio.

NEW FUNDAMENTAL POLICY

The fund may not underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

ISSUER CONTROL                                                       Proposal 2L
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not invest for the purpose of exercising control or management of another issuer.

NEW NON-FUNDAMENTAL POLICY

The fund may not invest for the purpose of exercising control or management of another issuer.

OIL/GAS/MINERAL INTERESTS                                            Proposal 2M
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in municipal securities of issuers which invest in or sponsor such programs.

NEW NON-FUNDAMENTAL POLICY

The fund may not invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in municipal securities of issuers which invest in or sponsor such programs.

NON-DIVERSIFICATION                                                  Proposal 2N
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not purchase securities of any issuer unless consistent with the maintenance of its status as a non-diversified company under the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

NEW NON-FUNDAMENTAL POLICY

The fund may not purchase securities of any issuer unless consistent with the maintenance of its status as a non-diversified company under the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

RETIREMENT MONEY FUND(R)

BORROWING                                                           Proposal 2Ci
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not borrow money, except as a temporary measure for extraordinary or emergency purposes, and then only in an amount up to one-third of the value of its total assets in order to meet redemption requests without immediately selling any portfolio securities. The fund will not borrow for leverage purposes or purchase securities or make investments while reverse repurchase agreements or borrowings are outstanding. If for any reason the current value of the total net assets of the fund falls below an amount equal to three times the amount of indebtedness from money borrowed, the fund will, within three business days, reduce its indebtedness to the extent necessary.

NEW FUNDAMENTAL POLICY

The fund may not borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NEW NON-FUNDAMENTAL POLICY

The fund may not borrow money except that the fund may (i) borrow money from banks and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days) and the fund will not purchase securities while borrowings represent more than 5% of its total assets.

LENDING                                                            Proposal 2Cii
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objectives and policies), except the fund may (1) purchase a portion of an issue of short-term debt securities or similar obligations (including repurchase agreements) that are publicly distributed or customarily purchased by institutional investors; and (2) lend its portfolio securities.

NEW FUNDAMENTAL POLICY

The fund may not make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NEW NON-FUNDAMENTAL POLICY

The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

SENIOR SECURITIES                                                 Proposal 2Ciii
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not issue senior securities as defined in the 1940 Act.

NEW FUNDAMENTAL POLICY

The fund may not issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

PUTS AND CALLS                                                    Proposal 2Ciii
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not write, purchase or sell puts, calls or combinations thereof.

NEW NON-FUNDAMENTAL POLICY

The fund may not write, purchase or sell puts, calls or combinations thereof.

SHORT SALES                                                       Proposal 2Ciii
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not make short sales of securities, or purchase any securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions.


A-27     NEW YORK MUNICIPAL MONEY FUND - RETIREMENT MONEY FUND(R) - APPENDIX

NEW NON-FUNDAMENTAL POLICY

The fund may not make short sales of securities, or purchase any securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions.

DIVERSIFICATION                                                      Proposal 2D
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities) if, as a result thereof, more than 5% of the value of its assets would be invested in the securities of such issuer.

The fund may not purchase, in the aggregate with all other Schwab Money Funds, more than 10% of any class of securities of any issuer. All debt securities and all preferred stocks are each considered as one class.

NEW FUNDAMENTAL POLICY

The fund may not purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NEW NON-FUNDAMENTAL POLICY

The fund may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities, or securities of other investment companies) if, as a result more than 5% of the value of its assets would be invested in the securities of such issuer, except that the fund may invest up to 25% of its total assets in the first tier securities of a single issuer for up to three business days.

UNSEASONED ISSUERS                                                   Proposal 2E
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not invest more than 5% of its total assets in securities of issuers (other than obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities) that, with their predecessors, have a record of less than three years of continuous operation.

RESTRICTED/ILLIQUID SECURITIES                                       Proposal 2F
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund will invest no more than 10% of its net assets in illiquid securities. The fund may not enter into repurchase agreements if, as a result thereof, more than 10% its net assets valued at the time of the transaction would be subject to repurchase agreements maturing in more than 7-days. The fund may not invest more than 5% of its total assets in securities restricted as to disposition under the federal securities laws (except commercial paper issued under Section 4(2) of the Securities Act of 1933, as amended).

NEW NON-FUNDAMENTAL POLICY

The fund may not invest more than 10% of its net assets in illiquid securities.

INVESTMENT COMPANY SECURITIES                                        Proposal 2G
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

NEW NON-FUNDAMENTAL POLICY

The fund may not purchase securities of other investment companies, except as permitted by the Investment Company Act of 1940, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time.

OFFICER/TRUSTEE OWNERSHIP                                            Proposal 2H
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not purchase or retain securities of an issuer if any of the officers, trustees or directors of the Trust or its investment adviser or the sub-adviser individually own beneficially more than 1/2 of 1% of the securities of such issuer and together beneficially own more than 5% of the securities of such issuer.

INDUSTRY CONCENTRATION                                               Proposal 2I
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not concentrate 25% or more of the value of its assets in any one industry; provided, however, that it reserves the freedom of action to invest up to 100% of its assets in certificates of deposit or bankers' acceptances issued by domestic branches of U.S. banks and U.S. branches of foreign banks (which the fund has determined to be subject to the same regulation as U.S. banks), or obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities in accordance with its investment objective and policies.

NEW FUNDAMENTAL POLICY

The fund may not concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NEW NON-FUNDAMENTAL POLICY

The fund may not concentrate 25% or more of the value of its assets in any one industry; provided, however, that it reserves the freedom of action to invest up to 100% of its assets in certificates of deposit or bankers' acceptances issued by domestic branches of U.S. banks and U.S. branches of foreign banks (which the fund has determined to be subject to the same regulation as U.S. banks), or obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities in accordance its investment objective and policies.

COMMODITIES                                                          Proposal 2J
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not invest in commodities or commodity contracts, futures contracts, real estate or real estate limited partnerships, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

NEW FUNDAMENTAL POLICY

The fund may not purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NEW NON-FUNDAMENTAL POLICY

The fund may not invest in commodities or commodity contracts, futures contracts, real estate or real estate limited partnerships, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

UNDERWRITING                                                         Proposal 2K
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not underwrite securities issued by others except to the extent it may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of securities from its investment portfolio.


                                      APPENDIX - RETIREMENT MONEY FUND(R)   A-28

NEW FUNDAMENTAL POLICY

The fund may not underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

ISSUER CONTROL                                                       Proposal 2L
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not invest for the purpose of exercising control or management of another issuer.

NEW NON-FUNDAMENTAL POLICY

The fund may not invest for the purpose of exercising control or management of another issuer.

OIL/GAS/MINERAL INTERESTS                                            Proposal 2M
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not invest in interests in oil, gas, mineral leases or other mineral exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

NEW NON-FUNDAMENTAL POLICY

The fund may not invest in interests in oil, gas, mineral leases or other mineral exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

U.S. TREASURY MONEY FUND

MATURITY                                                            Proposals 2B
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not purchase securities other than obligations issued by the U.S. Treasury and securities backed by the "full faith and credit" guarantee of the U.S. government that mature in 397 days or less.

NEW NON-FUNDAMENTAL POLICY

The fund may not purchase securities other than obligations issued by the U.S. Treasury and securities backed by the "full faith and credit" guarantee of the U.S. government that mature in more than 397 days or less.

BORROWING                                                           Proposal 2Ci
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not borrow money, except as a temporary measure for extraordinary or emergency purposes, and then only in an amount up to one-third of the value of the fund's total assets in order to meet redemption requests without immediately selling any portfolio securities; or pledge its securities or receivables or transfer or assign or otherwise encumber them in an amount to exceed 33% of the fund's net assets to secure borrowings. The fund will not borrow for leverage purposes or purchase securities or make investments while reverse repurchase agreements or borrowings are outstanding. If for any reason the current value of the total net assets of the fund falls below an amount equal to three times the amount of its indebtedness from money borrowed, the fund will, within three business days, reduce its indebtedness to the extent necessary.

NEW FUNDAMENTAL POLICY

The fund may not borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NEW NON-FUNDAMENTAL POLICY

The fund may not borrow money except that the fund may (i) borrow money from banks and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days) and the fund will not purchase securities while borrowings represent more than 5% of its total assets.

LENDING                                                            Proposal 2Cii
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not make loans to others (except through the purchase of debt obligations).

NEW FUNDAMENTAL POLICY

The fund may not make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NEW NON-FUNDAMENTAL POLICY

The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

SENIOR SECURITIES                                                 Proposal 2Ciii
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not issue senior securities as defined in the 1940 Act.

NEW FUNDAMENTAL POLICY

The fund may not issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

DIVERSIFICATION                                                      Proposal 2D
--------------------------------------------------------------------------------
NEW FUNDAMENTAL POLICY

The fund may not purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

CONCENTRATION                                                         Proposal I
--------------------------------------------------------------------------------
NEW FUNDAMENTAL POLICY

The fund may not concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

COMMODITIES                                                          Proposal 2J
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not invest in commodities or in real estate.

NEW FUNDAMENTAL POLICY

The fund may not purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.


A-29     RETIREMENT MONEY FUND(R) - U.S. TREASURY MONEY FUND - APPENDIX

NEW NON-FUNDAMENTAL POLICY

The fund may not invest in commodities or in real estate.

UNDERWRITING                                                         Proposal 2K
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not underwrite securities issued by others, except to the extent it may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of securities from its investment portfolio.

NEW FUNDAMENTAL POLICY

The fund may not underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

ISSUER CONTROL                                                       Proposal 2L
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not invest for the purpose of exercising control over management of another company.

NEW NON-FUNDAMENTAL POLICY

The fund may not invest for the purpose of exercising control over management of another company.

VALUE ADVANTAGE MONEY FUND(R)

LENDING                                                            Proposal 2Cii
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objective and policies).

NEW FUNDAMENTAL POLICY

The fund may not make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NEW NON-FUNDAMENTAL POLICY

The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

SENIOR SECURITIES                                                 Proposal 2Ciii
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not issue senior securities as defined in the 1940 Act.

NEW FUNDAMENTAL POLICY

The fund may not issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

INDUSTRY CONCENTRATION                                               Proposal 2I
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not concentrate 25% or more of the value of its assets in any one industry; provided, however, that the fund reserves freedom of action to invest up to 100% of its assets in certificates of deposit or banker's acceptances issued by U.S. banks and U.S. branches of those foreign banks that the investment adviser has determined to be subject to the same regulation as U. S. banks, or obligations of or guaranteed by the U.S. government, its agencies or instrumentalities.

NEW FUNDAMENTAL POLICY

The fund may not concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NEW NON-FUNDAMENTAL POLICY

The fund may not concentrate 25% or more of the value of its assets in any one industry; provided, however, that the fund reserves freedom of action to invest up to 100% of its assets in certificates of deposit or banker's acceptances issued by U.S. banks and U.S. branches of those foreign banks that the investment adviser has determined to be subject to the same regulation as U.S. banks, or obligations of or guaranteed by the U.S. government, its agencies or instrumentalities.

COMMODITIES                                                          Proposal 2J
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not invest in commodities or commodity contracts, including futures contracts, or in real estate, although it may invest in securities that are secured by real estate and securities of issuers that invest or deal in real estate.

NEW FUNDAMENTAL POLICY

The fund may not purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NEW NON-FUNDAMENTAL POLICY

The fund may not invest in commodities or commodity contracts, including futures contracts, or in real estate, although it may invest in securities that are secured by real estate and securities of issuers that invest or deal in real estate.

UNDERWRITING                                                         Proposal 2K
--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY

The fund may not underwrite securities issued by others, except to the extent it may be deemed to be an underwriter under the federal securities laws in connection with the disposition of securities from its investment portfolio.

NEW FUNDAMENTAL POLICY

The fund may not underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.


     APPENDIX - U.S. TREASURY MONEY FUND - VALUE ADVANTAGE MONEY FUND(R)    A-30

If you have any questions,
or if you'd like help voting,
please call the funds' proxy
solicitor, D.F. King & Co., Inc., at
800-431-9633.


SCHWABFUNDS(R)

TF7468

SCHWABFUNDS(R)
101 MONTGOMERY STREET
SAN FRANCISCO, CALIFORNIA  94104

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                 TRUSTEES OF THE CHARLES SCHWAB FAMILY OF FUNDS

The undersigned, revoking previous proxies for such shares, hereby appoints Jeremiah H. Chafkin, Stephen B. Ward and Frances Cole, or any of them, attorneys of the undersigned with full power of substitution, to vote all shares of the above-referenced fund (the "Fund"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on June 1, 2000, at A.P. Giannini Auditorium, 555 California Street, Concourse Level, San Francisco, California 94104-1502, commencing at 10:00 a.m. Pacific time, and at any and all adjournment(s) thereof. Receipt of the Notice of and Proxy Statement for said Meeting is acknowledged.

If properly executed and returned, the shares presented by this proxy will be voted as specified by the undersigned. As to any other matter, the shares will be voted by said attorneys in accordance with their judgment.

You may also vote your shares by touch-tone phone by calling
1-800-690-6903 or through the Internet at www.proxyvote.com

DO NOT MAIL THIS PROXY CARD IF YOU
ARE VOTING BY INTERNET OR TELEPHONE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                                                                         PROTO1A

The Board of Trustees recommends a vote FOR the election of Trustees and all other proposals. IF NO SPECIFICATION IS MADE, YOUR SHARES WILL BE VOTED FOR THE ELECTION OF ALL TRUSTEES AND ALL OTHER PROPOSALS.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VOTE ON TRUSTEES

1.   Nominees for the Board of Trustees:

     01) Charles R. Schwab, 02) Mariann Byerwalter, 03) Jeremiah H. Chafkin, 04) Donald F. Dorward, 05) William A. Hasler, 06) Robert G. Holmes, 07) Steven
     L. Scheid, 08) Gerald B. Smith, 09) Donald R. Stephens, and 10) Michael W. Wilsey.

FOR   WITHHOLD   FOR ALL    To Withhold authority to vote, mark "For All Except"
ALL     ALL       EXCEPT    And write the nominee's number on the line below.

[ ]     [ ]         [ ]     ____________________________________________________

PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEARS. IF SIGNING IS BY ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE. IF MORE THAN ONE NAME APPEARS, ALL MUST SIGN.

__________________________________   ______    ________________________   ______
Signature [PLEASE SIGN WITHIN BOX]   Date      Signature (Joint Owners)   Date

SCHWABFUNDS(R)
101 MONTGOMERY STREET
SAN FRANCISCO, CALIFORNIA  94104

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
    TRUSTEES OF THE CHARLES SCHWAB FAMILY OF FUNDS

The undersigned, revoking previous proxies for such shares, hereby appoints Jeremiah H. Chafkin, Stephen B. Ward and Frances Cole, or any of them, attorneys of the undersigned with full power of substitution, to vote all shares of the above-referenced fund (the "Fund"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on June 1, 2000, at A.P. Giannini Auditorium, 555 California Street, Concourse Level, San Francisco, California 94104-1502, commencing at 10:00 a.m. Pacific time, and at any and all adjournment(s) thereof. Receipt of the Notice of and Proxy Statement for said Meeting is acknowledged.

If properly executed and returned, the shares presented by this proxy will be voted as specified by the undersigned. As to any other matter, the shares will be voted by said attorneys in accordance with their judgment.

You may also vote your shares by touch-tone phone by calling 1-800-690-6903 or through the Internet at www.proxyvote.com

DO NOT MAIL THIS PROXY CARD IF YOU ARE VOTING BY INTERNET OR TELEPHONE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                                                                         PROTO6A

The Board of Trustees recommends a vote FOR the election of Trustees and all other proposals. IF NO SPECIFICATION IS MADE, YOUR
SHARES WILL BE VOTED FOR THE ELECTION OF ALL TRUSTEES AND ALL OTHER PROPOSALS. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VOTE ON TRUSTEES


1.   Nominees for the Board of Trustees:

     01) Charles R. Schwab, 02) Mariann Byerwalter, 03) Jeremiah H. Chafkin, 04) Donald F. Dorward, 05) William A. Hasler, 06) Robert G. Holmes, 07) Steven L. Scheid, 08) Gerald B. Smith, 09) Donald R. Stephens, and 10) Michael W. Wilsey.

FOR        WITHHOLD      FOR ALL
ALL          ALL          EXCEPT
[ ]          [ ]           [ ]


To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.


_____________________________________________________


VOTE ON FUNDAMENTAL POLICIES

2.      To vote for all applicable elements
        of Proposal 2.

For  Against  Abstain
[ ]   [ ]       [ ]

STOP HERE UNLESS YOU WOULD LIKE TO VOTE ON EACH APPLICABLE ELEMENT OF PROPOSAL 2



(f)     Restricted or Illiquid Securities

For  Against  Abstain
[ ]   [ ]       [ ]


(h)        Ownership of Securities

For  Against  Abstain
[ ]   [ ]       [ ]


(i)      Industry Concentration

For  Against  Abstain
[ ]   [ ]       [ ]


(j)      Commodities, Futures & Real Estate

For  Against  Abstain
[ ]   [ ]       [ ]


(k)    Underwriting of Securities

For  Against  Abstain
[ ]   [ ]       [ ]


(l)    Control of an Issuer

For  Against  Abstain
[ ]   [ ]       [ ]


(m)   Oil, Gas or Mineral Interests

For  Against  Abstain
[ ]   [ ]       [ ]


(n)   Non-Diversification

For  Against  Abstain
[ ]   [ ]       [ ]

Please sign exactly as your name(s) appears. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. If more than one name appears, all must sign.

__________________________________       _____________________
Signature [PLEASE SIGN WITHIN BOX]       Date


__________________________________       _____________________
Signature (Joint Owners)                 Date

SCHWABFUNDS(R)
101 MONTGOMERY STREET
SAN FRANCISCO, CALIFORNIA  94104

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
    TRUSTEES OF THE CHARLES SCHWAB FAMILY OF FUNDS

The undersigned, revoking previous proxies for such shares, hereby appoints Jeremiah H. Chafkin, Stephen B. Ward and Frances Cole, or any of them, attorneys of the undersigned with full power of substitution, to vote all shares of the above-referenced fund (the "Fund"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on June 1, 2000, at A.P. Giannini Auditorium, 555 California Street, Concourse Level, San Francisco, California 94104-1502, commencing at 10:00 a.m. Pacific time, and at any and all adjournment(s) thereof. Receipt of the Notice of and Proxy Statement for said Meeting is acknowledged.

If properly executed and returned, the shares presented by this proxy will be voted as specified by the undersigned. As to any other matter, the shares will be voted by said attorneys in accordance with their judgment.

     You may also vote your shares by touch-tone phone by calling 1-800-690-6903 or through the Internet at www.proxyvote.com

DO NOT MAIL THIS PROXY CARD IF YOU ARE VOTING BY INTERNET OR TELEPHONE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                                                                         PROTO7A

The Board of Trustees recommends a vote FOR the election of Trustees and all other proposals. IF NO SPECIFICATION IS MADE, YOUR
SHARES WILL BE VOTED FOR THE ELECTION OF ALL TRUSTEES AND ALL OTHER PROPOSALS. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VOTE ON TRUSTEES

1.   Nominees for the Board of Trustees:

     01) Charles R. Schwab, 02) Mariann Byerwalter, 03) Jeremiah H. Chafkin, 04) Donald F. Dorward, 05) William A. Hasler, 06) Robert G. Holmes, 07) Steven L. Scheid, 08) Gerald B. Smith, 09) Donald R. Stephens, and 10) Michael W. Wilsey.

FOR      WITHHOLD          FOR ALL
ALL        ALL             EXCEPT
[ ]        [ ]              [ ]

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.


_____________________________________________________


VOTE ON FUNDAMENTAL POLICIES

2.      To vote for all applicable elements
        of Proposal 2.

For  Against  Abstain
[ ]   [ ]       [ ]

STOP HERE UNLESS YOU WOULD LIKE TO VOTE ON EACH APPLICABLE ELEMENT OF PROPOSAL 2

(a)    Fundamental Policies

For  Against  Abstain
[ ]   [ ]       [ ]

(b)    Maturity of Investments

For  Against  Abstain
[ ]   [ ]       [ ]


(c)(i)  Borrowing

For  Against  Abstain
[ ]   [ ]       [ ]


(c)(ii)  Lending

For  Against  Abstain
[ ]   [ ]       [ ]


(c)(iii) Senior Securities

For  Against  Abstain
[ ]   [ ]       [ ]


(d)        Diversification

For  Against  Abstain
[ ]   [ ]       [ ]


(e)      Unseasoned Issuers

For  Against  Abstain
[ ]   [ ]       [ ]


(f)       Restricted or Illiquid Securities

For  Against  Abstain
[ ]   [ ]       [ ]


(g)      Other Investment Companies

For  Against  Abstain
[ ]   [ ]       [ ]


(h)      Ownership of Securities

For  Against  Abstain
[ ]   [ ]       [ ]


(i)    Industry Concentration

For  Against  Abstain
[ ]   [ ]       [ ]


(j)    Commodities, Futures & Real Estate

For  Against  Abstain
[ ]   [ ]       [ ]


(k)    Underwriting of Securities

For  Against  Abstain
[ ]   [ ]       [ ]


(l)    Control of an Issuer

For  Against  Abstain
[ ]   [ ]       [ ]


(m)   Oil, Gas or Mineral Interests

For  Against  Abstain
[ ]   [ ]       [ ]


Please sign exactly as your name(s) appears. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. If more than one name appears, all must sign.

__________________________________       _____________________
Signature [PLEASE SIGN WITHIN BOX]       Date


__________________________________       _____________________
Signature (Joint Owners)                 Date

SCHWABFUNDS(R)
101 MONTGOMERY STREET
SAN FRANCISCO, CALIFORNIA  94104

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
    TRUSTEES OF THE CHARLES SCHWAB FAMILY OF FUNDS

The undersigned, revoking previous proxies for such shares, hereby appoints Jeremiah H. Chafkin, Stephen B. Ward and Frances Cole, or any of them, attorneys of the undersigned with full power of substitution, to vote all shares of the above-referenced fund (the "Fund"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on June 1, 2000, at A.P. Giannini Auditorium, 555 California Street, Concourse Level, San Francisco, California 94104-1502, commencing at 10:00 a.m. Pacific time, and at any and all adjournment(s) thereof. Receipt of the Notice of and Proxy Statement for said Meeting is acknowledged.

If properly executed and returned, the shares presented by this proxy will be voted as specified by the undersigned. As to any other matter, the shares will be voted by said attorneys in accordance with their judgment.

     You may also vote your shares by touch-tone phone by calling 1-800-690-6903 or through the Internet at www.proxyvote.com

DO NOT MAIL THIS PROXY CARD IF YOU ARE VOTING BY INTERNET OR TELEPHONE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                                                                         PROTO8A

The Board of Trustees recommends a vote FOR the election of Trustees and all other proposals. IF NO SPECIFICATION IS MADE, YOUR
SHARES WILL BE VOTED FOR THE ELECTION OF ALL TRUSTEES AND ALL OTHER PROPOSALS. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VOTE ON TRUSTEES

1.   Nominees for the Board of Trustees:

     01) Charles R. Schwab, 02) Mariann Byerwalter, 03) Jeremiah H. Chafkin, 04) Donald F. Dorward, 05) William A. Hasler, 06) Robert G. Holmes, 07) Steven L. Scheid, 08) Gerald B. Smith, 09) Donald R. Stephens, and 10) Michael W. Wilsey.

FOR      WITHHOLD          FOR ALL
ALL        ALL             EXCEPT
[ ]        [ ]              [ ]

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.


_____________________________________________________


VOTE ON FUNDAMENTAL POLICIES

2.      To vote for all applicable elements
        of Proposal 2.

For  Against  Abstain
[ ]   [ ]       [ ]

STOP HERE UNLESS YOU WOULD LIKE TO VOTE ON EACH APPLICABLE ELEMENT OF PROPOSAL 2

(c)(i)  Borrowing

For  Against  Abstain
[ ]   [ ]       [ ]


(c)(ii)  Lending

For  Against  Abstain
[ ]   [ ]       [ ]


(c)(iii) Senior Securities

For  Against  Abstain
[ ]   [ ]       [ ]


(d) Diversification


For  Against  Abstain
[ ]   [ ]       [ ]


(e)      Unseasoned Issuers

For  Against  Abstain
[ ]   [ ]       [ ]


(f)       Restricted or Illiquid Securities

For  Against  Abstain
[ ]   [ ]       [ ]


(g)      Other Investment Companies

For  Against  Abstain
[ ]   [ ]       [ ]


(h)       Ownership of Securities

For  Against  Abstain
[ ]   [ ]       [ ]


(i)    Industry Concentration

For  Against  Abstain
[ ]   [ ]       [ ]

(j)    Commodities, Futures & Real Estate

For  Against  Abstain
[ ]   [ ]       [ ]


(k)    Underwriting of Securities

For  Against  Abstain
[ ]   [ ]       [ ]


(l)    Control of an Issuer

For  Against  Abstain
[ ]   [ ]       [ ]

(m) Oil, Gas or Mineral Interests

For  Against  Abstain
[ ]   [ ]       [ ]


Please sign exactly as your name(s) appears. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. If more than one name appears, all must sign.

__________________________________       _____________________
Signature [PLEASE SIGN WITHIN BOX]       Date


__________________________________       _____________________
Signature (Joint Owners)                 Date

SCHWABFUNDS(R)
101 MONTGOMERY STREET
SAN FRANCISCO, CALIFORNIA  94104

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                       TRUSTEES OF SCHWAB FAMILY OF FUNDS

The undersigned, revoking previous proxies for such shares, hereby appoints Jeremiah H. Chafkin, Stephen B. Ward and Frances Cole, or any of them, attorneys of the undersigned with full power of substitution, to vote all shares of the above-referenced fund (the "Fund"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on June 1, 2000, at A.P. Giannini Auditorium, 555 California Street, Concourse Level, San Francisco, California 94104-1502, commencing at 10:00 a.m. Pacific time, and at any and all adjournment(s) thereof. Receipt of the Notice of and Proxy Statement for said Meeting is acknowledged.

If properly executed and returned, the shares presented by this proxy will be voted as specified by the undersigned. As to any other matter, the shares will be voted by said attorneys in accordance with their judgment.


You may also vote your shares by touch-tone phone by calling 1-800-690-6903 or through the Internet at www.proxyvote.com

                       DO NOT MAIL THIS PROXY CARD IF YOU
                      ARE VOTING BY INTERNET OR TELEPHONE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                                                                         PROTO9A

The Board of Trustees recommends a vote FOR the election of Trustees and all other proposals. IF NO SPECIFICATION IS MADE, YOUR
SHARES WILL BE VOTED FOR THE ELECTION OF ALL TRUSTEES AND ALL OTHER PROPOSALS. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:


              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Vote on Trustees                                   For     Withhold      For All
                                                   All       All        Except

1.   Nominees for the Board of Trustees:

     01) Charles R. Schwab, 02) Mariann
     Byerwalter, 03) Jeremiah H. Chafkin, 04)
     Donald F. Dorward, 05) William A. Hasler,     [ ]       [ ]          [ ]
     06) Robert G. Holmes, 07) Steven L.
     Scheid, 08) Gerald B. Smith, 09) Donald
     R. Stephens, and 10) Michael W. Wilsey.


Vote on Fundamental Policies                             For   Against  Abstain

2.   To vote for all applicable elements                 [ ]     [ ]      [ ]
     of Proposal 2.

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

----------------------------------


Stop here unless you would like to vote on each applicable element of Proposal 2


                                                        For  Against  Abstain

(c)(ii)   Lending                                        [ ]    [ ]     [ ]

(c)(iii)  Senior Securities                              [ ]    [ ]     [ ]

(i)       Industry Concentration                         [ ]    [ ]     [ ]

(j)       Commodities, Futures & Real Estate             [ ]    [ ]     [ ]

(k)       Underwriting of Securities                     [ ]    [ ]     [ ]


Please sign exactly as your name(s) appears. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

If more than one name appears, all must sign.


----------------------------------      ------
Signature [PLEASE SIGN WITHIN BOX]      Date


----------------------------------      ------
Signature (Joint Owners)                Date

SCHWABFUNDS(R)
101 MONTGOMERY STREET
SAN FRANCISCO, CALIFORNIA  94104

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                       TRUSTEES OF SCHWAB FAMILY OF FUNDS

The undersigned, revoking previous proxies for such shares, hereby appoints Jeremiah H. Chafkin, Stephen B. Ward and Frances Cole, or any of them, attorneys of the undersigned with full power of substitution, to vote all shares of the above-referenced fund (the "Fund"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on June 1, 2000, at A.P. Giannini Auditorium, 555 California Street, Concourse Level, San Francisco, California 94104-1502, commencing at 10:00 a.m. Pacific time, and at any and all adjournment(s) thereof. Receipt of the Notice of and Proxy Statement for said Meeting is acknowledged.

If properly executed and returned, the shares presented by this proxy will be voted as specified by the undersigned. As to any other matter, the shares will be voted by said attorneys in accordance with their judgment.


You may also vote your shares by touch-tone phone by calling 1-800-690-6903 or through the Internet at www.proxyvote.com

                       DO NOT MAIL THIS PROXY CARD IF YOU
                      ARE VOTING BY INTERNET OR TELEPHONE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                                                                         PROT10A

The Board of Trustees recommends a vote FOR the election of Trustees and all other proposals. IF NO SPECIFICATION IS MADE, YOUR
SHARES WILL BE VOTED FOR THE ELECTION OF ALL TRUSTEES AND ALL OTHER PROPOSALS. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:


              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Vote on Trustees                                   For     Withhold      For All
                                                   All       All        Except

1.   Nominees for the Board of Trustees:

     01) Charles R. Schwab, 02) Mariann
     Byerwalter, 03) Jeremiah H. Chafkin, 04)
     Donald F. Dorward, 05) William A. Hasler,     [ ]       [ ]          [ ]
     06) Robert G. Holmes, 07) Steven L.
     Scheid, 08) Gerald B. Smith, 09) Donald
     R. Stephens, and 10) Michael W. Wilsey.

Vote on Fundamental Policies                             For   Against  Abstain

2.   To vote for all applicable elements                 [ ]     [ ]      [ ]
     of Proposal 2.

Stop here unless you would like to vote on each applicable element of Proposal 2

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.


----------------------------------


Stop here unless you would like to vote on each applicable element of Proposal 2

                                                        For  Against  Abstain

(b)       Maturity of Investments                       [ ]    [ ]     [ ]

(c)(i)    Borrowing                                     [ ]    [ ]     [ ]

(c)(ii)   Lending                                       [ ]    [ ]     [ ]

(c)(iii)  Senior Securities                             [ ]    [ ]     [ ]

(d)       Diversification                               [ ]    [ ]     [ ]

(i)       Industry Concentration                        [ ]    [ ]     [ ]

(j)       Commodities, Futures & Real Estate            [ ]    [ ]     [ ]

(k)       Underwriting of Securities                    [ ]    [ ]     [ ]

(l)       Control of an Issuer                          [ ]    [ ]     [ ]



Please sign exactly as your name(s) appears. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

If more than one name appears, all must sign.


----------------------------------      ------
Signature [PLEASE SIGN WITHIN BOX]      Date


----------------------------------      ------
Signature (Joint Owners)                Date

SCHWABFUNDS(R)
101 MONTGOMERY STREET
SAN FRANCISCO, CALIFORNIA  94104

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                       TRUSTEES OF SCHWAB FAMILY OF FUNDS

The undersigned, revoking previous proxies for such shares, hereby appoints Jeremiah H. Chafkin, Stephen B. Ward and Frances Cole, or any of them, attorneys of the undersigned with full power of substitution, to vote all shares of the above-referenced fund (the "Fund"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on June 1, 2000, at A.P. Giannini Auditorium, 555 California Street, Concourse Level, San Francisco, California 94104-1502, commencing at 10:00 a.m. Pacific time, and at any and all adjournment(s) thereof. Receipt of the Notice of and Proxy Statement for said Meeting is acknowledged.

If properly executed and returned, the shares presented by this proxy will be voted as specified by the undersigned. As to any other matter, the shares will be voted by said attorneys in accordance with their judgment.


You may also vote your shares by touch-tone phone by calling 1-800-690-6903 or through the Internet at www.proxyvote.com

                       DO NOT MAIL THIS PROXY CARD IF YOU
                      ARE VOTING BY INTERNET OR TELEPHONE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                                                                         PROT11A

The Board of Trustees recommends a vote FOR the election of Trustees and all other proposals. IF NO SPECIFICATION IS MADE, YOUR SHARES WILL BE VOTED FOR THE ELECTION OF ALL TRUSTEES AND ALL OTHER PROPOSALS. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:


              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Vote on Trustees                                   For     Withhold      For All
                                                   All       All        Except

1.   Nominees for the Board of Trustees:

     01) Charles R. Schwab, 02) Mariann
     Byerwalter, 03) Jeremiah H. Chafkin, 04)
     Donald F. Dorward, 05) William A. Hasler,     [ ]       [ ]          [ ]
     06) Robert G. Holmes, 07) Steven L.
     Scheid, 08) Gerald B. Smith, 09) Donald
     R. Stephens, and 10) Michael W. Wilsey.

Vote on Fundamental Policies                             For   Against  Abstain

2.   To vote for all applicable elements                 [ ]     [ ]      [ ]
     of Proposal 2.

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

----------------------------------

Stop here unless you would like to vote on each applicable element of Proposal 2


                                                        For  Against  Abstain


(f)       Restricted or Illiquid Securities             [ ]    [ ]     [ ]

(h)       Ownership of Securities                       [ ]    [ ]     [ ]

(i)       Industry Concentration                        [ ]    [ ]     [ ]

(j)       Commodities, Futures & Real Estate            [ ]    [ ]     [ ]

(k)       Underwriting of Securities                    [ ]    [ ]     [ ]

(l)       Control of an Issuer                          [ ]    [ ]     [ ]

(m)       Oil, Gas or Mineral Interests                 [ ]    [ ]     [ ]

Please sign exactly as your name(s) appears. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

If more than one name appears, all must sign.


----------------------------------      ------
Signature [PLEASE SIGN WITHIN BOX]      Date


----------------------------------      ------
Signature (Joint Owners)                Date

                                [SCHWAB GRAPHIC]

Read the accompanying proxy statement to learn about important issues affecting your SchwabFund.

Then help your funds reduce processing costs -- by voting on the internet or by touch-tone telephone. If you vote by internet or telephone, do not mail your proxy card.

You should have a proxy card for each fund you own shares in. Please make sure that you vote all proxy cards that are enclosed.

TO VOTE BY INTERNET:

1.  Read the proxy statement with your proxy card(s) handy.

2.  Go to www.proxyvote.com

3.  Enter the 12-digit control number from your proxy card.

4. Follow the easy instructions on the website. Remember to vote each card you received.


TO VOTE BY TOUCH-TONE TELEPHONE:

1.  Read the proxy statement with your proxy card(s) handy.

2.  Call toll free 1-800-690-6903

3.  Enter the 12-digit control number from your proxy card.

4. Follow the easy recorded instructions. Remember to vote each card you received.

EMAIL FROM JERRY CHAFKIN TO ALL EMPLOYEES

DATE:    3/24/00
TO:      ALL SCHWAB EMPLOYEES
FROM:    JERRY CHAFKIN
RE:      SCHWABFUNDS PROXY

Nearly 4 million SchwabFunds shareholders will be receiving proxy materials over the next few weeks in connection with a meeting of all SchwabFunds shareholders scheduled for June 1, 2000. The funds' trustees believe that the proposals are in the best interests of the funds and their shareholders and recommend a vote FOR all of the proposals.

TO THOSE OF YOU WHO ARE SCHWABFUNDS SHAREHOLDERS, PLEASE VOTE YOUR SHARES PROMPTLY. You can help further reduce proxy expenses -- which are paid by the funds and their shareholders -- BY VOTING THROUGH THE INTERNET OR BY TOUCH-TONE TELEPHONE. Instructions for voting your shares are included in the proxy materials, which you should be receiving in the next few weeks. Depending on the number of funds you own and accounts you have, you may receive more than one proxy card. Please make sure to vote ALL cards received.

IF YOU RECEIVE ANY CUSTOMER CALLS REGARDING THE PROXY PROPOSALS, PLEASE DIRECT THEM TO THE FUNDS' SOLICITOR, D.F. KING & CO., INC., AT 800-431-9633. In addition to handling inbound calls, D.F. King will be contacting certain shareholders at our direction in order to assist the funds in obtaining the number of votes necessary for a quorum.

There are three proxy proposals:

1) to elect trustees of each fund, including three new independent trustees
2) to eliminate, reclassify or amend certain fundamental investment policies and restrictions
3)       to amend fundamental investment objectives of certain funds

Approval of the first proposal, election of trustees, will increase the number of independent trustees from four to seven. By adding three independent trustees, SchwabFunds is embracing the SEC's recently proposed guidelines for board composition, which encourage boards to make independent trustees a two-thirds "super-majority." Approval of the other two proposals will give the funds a degree of strategic flexibility for potentially more effective -- and more competitive -- investment management practices.

Thank you for your attention to this very important SchwabFunds matter. If you'd like more information on the proxy, please visit BRAD at (link to BRAD).

Jerry Chafkin
President & COO Charles Schwab Investment Management, Inc.

SCHWABFUNDS HOME PAGE, www.schwab.com/SCHWAB FUNDS

PROPOSED DATES:   3/31/00 - 6/1/00

BULLET TEXT:
Have you voted your SchwabFunds proxy yet? [links to jump page below]

JUMP PAGE TEXT:
Voting your shares is easy -- you can even use the internet or your touch-tone telephone to vote. Plus, these convenient voting options reduce proxy vote expenses, which translates into savings for the funds and their shareholders.

Please make sure you vote ALL proxy cards received. In order to vote, you must have been a SchwabFunds shareholder as of March 3, 2000.

     VOTING OPTIONS:
-        BY INTERNET - go to www.proxyvote.com
-        BY TOUCH-TONE TELEPHONE - call 1-800-690-6903
         IF YOU VOTE BY INTERNET OR PHONE, DO NOT MAIL YOUR PROXY CARD.
- BY MAIL - complete, sign and return your proxy card in the postage paid envelope enclosed with your proxy materials

If you have questions about the proxy proposals or would like help in voting yours shares, please call the funds' proxy solicitor, D.F. King & Co. Inc., at 1-800-431-9633.

SCHWAB INVESTOR NEWSLETTER

PROPOSED DATE:     APRIL STATEMENTS (MAILING IN EARLY MAY)

HAVE YOU VOTED YOUR SCHWABFUNDS PROXY YET?

Voting your shares is easy -- you can even use the internet or your touch-tone telephone to vote. Plus, these convenient voting options reduce proxy vote expenses, which translates into savings for the funds and their shareholders.

In order to vote, you must have been a SchwabFunds shareholder as of March 3, 2000 and should have received materials in the mail.


     VOTING OPTIONS:
-        BY INTERNET - go to www.proxyvote.com
-        BY TOUCH-TONE TELEPHONE - call 1-800-690-6903
         IF YOU VOTE BY INTERNET OR PHONE, DO NOT MAIL YOUR PROXY CARD.
- BY MAIL - complete, sign and return your Proxy Card in the postage paid envelope enclosed with your proxy materials

If you have questions about the proxy statement or would like help voting your shares, please call the funds' proxy solicitor, D.F. King & Co. Inc., at 1-800-431-9633.

@SCHWAB STORY


PROPOSED DATE:    MONDAY, 3/27/00
CONTACTS:         BILL CARR


Nearly 4 million SchwabFunds shareholders will be receiving proxy materials over the next few weeks in connection with a meeting of all SchwabFunds shareholders scheduled for June 1, 2000. March 3, 2000 was designated as the record date for determining shareholders who are entitled to vote.

D.F. King & Co., Inc. has been retained as the solicitor for the proxy. ANY CUSTOMER CALLS REGARDING THE PROXY SHOULD BE REFERRED TO D.F. KING AT 800-431-9633. In addition to handling inbound calls, D.F. King will be contacting certain shareholders at our direction in order to assist the funds in obtaining the number of votes necessary for a quorum.

FOR EMPLOYEES WHO ARE SCHWABFUNDS SHAREHOLDERS, PLEASE VOTE YOUR SHARES PROMPTLY. You can help further reduce proxy expenses -- which are paid by the funds and their shareholders -- BY VOTING THROUGH THE INTERNET OR BY TOUCH-TONE TELEPHONE. Instructions for voting your shares are included in the proxy materials, which you should be receiving in the next few weeks. Depending on the number of funds you own and accounts you have, you may receive more than one proxy card. Please make sure to vote ALL cards received.

FOR MORE INFORMATION REGARDING THE PROPOSALS, see the mutual funds site on BRAD [link here].

REVISED 3/21/00


INTERNAL
3.)  MUTUAL FUNDS BRAD - SCHWABFUNDS PROXY

PROPOSED DATES:   3/24/00 - 6/1/00
CONTACT:          PETER PERRETTI

BACKGROUND:
Nearly 4 million SchwabFunds shareholders will be receiving proxy materials beginning the week of March 27, 2000. March 3, 2000 was designated as the record date for determining shareholders who are entitled to vote. The meeting is scheduled for June 1, 2000.

There are three proposals:
1)   to elect trustees of each fund, including 3 new independent trustees
2) to eliminate, reclassify or amend certain fundamental investment policies and restrictions
3)   to amend fundamental investment objectives of certain funds
The trustees believe that these proposals are in the best interests of the funds and their shareholders and recommend a vote FOR all of the proposals.

SUMMARY OF PROPOSALS:
Approval of the first proposal, election of trustees, will increase the number of independent trustees from four to seven. By adding three independent trustees, SchwabFunds is embracing the SEC's recently proposed guidelines for board composition, which encourage boards to make independent trustees a two-thirds "super-majority."

The other proposals relate to eliminating, amending or reclassifying investment policies, many of which are outdated. These policies currently are fundamental policies, meaning that they cannot be changed without shareholder approval. Approval of these proposals would allow the funds a degree of strategic flexibility for potentially more effective -- and more competitive -- investment management practices.

HANDLING CUSTOMER CALLS:
Any calls regarding the proxy proposals should be referred to the funds' solicitor, D.F. King & Co., Inc., at 800-431-9633. In addition to handling inbound calls regarding the proxy proposals, D.F. King will be contacting certain shareholders at our direction in order to assist the funds in obtaining the number of votes necessary for a quorum.

HOW TO VOTE SHARES:

Voting on the internet or by touch-tone phone reduces proxy expenses, which are paid by the fund. IF SHAREHOLDERS VOTE BY INTERNET OR PHONE, THEY SHOULD NOT MAIL THE PROXY CARDS.

-    BY INTERNET: go to www.proxyvote.com and follow the instructions
- BY TOUCH-TONE PHONE: call toll-free at 1-800-690-6903 and follow the recorded instructions
- BY MAIL: mark votes on proxy card(s), sign and date, and mail using the postage paid envelope provided with proxy materials

QUESTIONS (INTERNAL ONLY -NOT TO BE GIVEN TO CUSTOMERS):  E-MAIL
DAVID.ROSENBERG@SCHWAB.COM
CLICK HERE (ICON) TO VIEW THE PROXY STATEMENT (PDF FILE)

EXTERNAL

11.) NOTICE TO INVESTMENT MANAGERS
PROPOSED SI.COM POSTING & BLAST EMAIL:             3/24/00
CONTACT:                                 NICOLETTE ANGELOS


                     SchwabFunds Proxies Mailing to Clients


SchwabFunds is conducting a proxy mailing to all shareholders as of record date, March 3, 2000. This mailing will occur over the next few weeks and includes shareholders of the Schwab Money Market Funds. As a result, this proxy mailing may impact many of your clients. This proxy mailing also may be an opportunity to determine the proxy instructions your clients have on file with Schwab Institutional and if necessary, alter them.

Proxy Mailing
Based on your clients' standing preferences for proxy voting, we have directed the proxy materials, including voting ballot(s), to the authorized voting party
- either you or your client.

If any of your clients reserved the right to vote proxies for their holdings, they will receive the proxy materials and voting ballot(s) and you will receive an "information only" copy of the proxy materials (if indicated by the standing proxy preference).

If you have proxy voting authority for one or more of your clients' accounts, you will receive one consolidated ballot for each fund totaling the number of shares you are eligible to vote on behalf of your client(s). These clients will receive an "information only" copy of the proxy materials (if indicated by the standing proxy preference).

Amending Proxy Instructions
Your clients may change their proxy preference instructions on file with Schwab Institutional. To change a current account's instructions, please complete the Limited Power of Attorney Form (APP 504-7) as follows:

     1.   Initial the "Objection to Release of Information to Issuers" in
          section 3 of the form,
          and
     2. Select you to receive "Proxy, Reorg, and Interim Mailings" (section 4, 5 & 6 of the form).

If you have any questions regarding your clients' proxy preference instructions, please contact your Institutional Client Service Team.

SchwabFunds Using a Proxy Solicitation Firm
A proxy solicitor, D.F. King & Co., has been retained to make follow-up phone calls as necessary on behalf of the funds. Prompt responses will reduce the likelihood of you, or any of your clients, receiving follow-up phone calls or mailings.

If you have questions about the proxy statement or would like help voting, please call the funds' proxy solicitor, D.F. King & Co. Inc., at 800.431.9633.

We encourage you, or if appropriate your clients, to vote their shares.

                              SCHWAB ________ FUND

--------------------------------------------------------------------------------

ANSWERING MACHINE MESSAGE

--------------------------------------------------------------------------------

Hello, this is _______ calling on behalf of the SCHWAB ___________ FUND. You should have received material in the mail concerning the SHAREHOLDERS MEETING scheduled to be held on JUNE 1, 2000. At your earliest convenience please vote your shares at www.proxyvote.com or sign, date and return the proxy card in the envelope provided.

If you have not received these materials, have any questions, or would like to vote by phone, PLEASE CALL US AT 1-800-431-9633. If you have already mailed back your proxy, please disregard this message and accept our thanks!

Dear Shareholder,

As we begin a new year, I'd like to take this opportunity to reflect on last year's milestones at Charles Schwab Investment Management, Inc. (CSIM), the investment adviser for the SchwabFunds(R) Family.

First of all SchwabFunds assets topped the $100 billion mark in September. SchwabFunds continues to be among the largest and fastest growing fund families in the nation, with the support of investors like you.

Secondly, we added two new products to our SchwabFunds offering in 1999:

o SCHWAB TOTAL STOCK MARKET INDEX FUND-TM- seeks to track the total return of the entire U.S. stock market, as measured by the Wilshire 5000 Total Market Index, the broadest measure of U.S. stock market performance. In one single, low-cost investment, fund investors can benefit from exposure to U.S companies of all types and sizes.

o SCHWAB YIELDPLUS FUND-TM- The fund seeks high current income with minimal changes in share price. It is designed to provide the potential for higher yields than a money fund and lower risk than a longer-term bond fund through a management strategy designed to minimize price fluctuation. Intended for your long-term (over one-year) cash needs, the fund seeks to increase the overall yield potential of the cash portion of your portfolio.

For more information on either of these funds, please call 800-435-4000 and request a free prospectus. The prospectus contains more information on fund fees and expenses. Please read it carefully before investing.

I encourage you to take a moment to read this annual report as it is designed to provide timely information about your SchwabFunds investments. You will find information on each fund's total returns and performance, as well as commentary on market conditions provided by the portfolio management team. In the section "What Bond Fund Investors Should Know", we've also provided guidelines that can help you reach your goals by establishing--or maintaining--an ongoing investment program.

As a leader in online brokerage, we recognize the value of the web as a means of communicating timely, relevant information to investors. Regular updates on all of the SchwabFunds, including performance data, are available on our Web site at WWW.SCHWAB.COM/SCHWABFUNDS. We encourage you to take advantage of this valuable resource, which can help you keep track of your funds' performance.

I'd like to make all of you aware that March 3, 2000 was designated as the record date for a proxy and shareholders' meeting for the entire SchwabFunds complex. Every SchwabFund has at least one proposal up for a vote. No matter how many shares you own, your vote is important. Your prompt response will help reduce proxy costs - which are paid by the funds and their shareholders. Voting by internet or phone lowers proxy costs even further. If you have questions about the proxy, would like help in voting, or if you did not receive the proxy materials, please call the funds' proxy solicitor, D.F. King & Co., at 800-431-9633.

At Schwab our philosophy has always been that a combination of regular investing and diversification is the best strategy over the long term. By investing in SchwabFunds, you've already taken an important step in building a portfolio that can help you meet your future goals. Thank you for your investment in SchwabFunds.

Sincerely,

Charles R. Schwab
February 29, 2000